     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2005


                                                    REGISTRATION NOS. 333-106757
                                                                       811-21394

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 3


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                 AMENDMENT NO. 5


                                   ----------

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                               (Name of Depositor)

                                   ----------

                             1701 N. TOWANDA AVENUE
                        BLOOMINGTON, ILLINOIS 61702-2000
                                 1-309-821-3000
          (Address and Telephone Number of Principal Executive Office)

                                 PAUL M. HARMON
                          OFFICE OF THE GENERAL COUNSEL
                             1701 N. TOWANDA AVENUE
                        BLOOMINGTON, ILLINOIS 61702-2000
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;

     /X/ ON MAY 1, 2005 PURSUANT TO PARAGRAPH (b)

     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485;


     / / ON MAY 1, 2005 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485.


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
         PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

TITLE OF SECURITIES BEING REGISTERED: FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

================================================================================

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS
                                   May 1, 2005

COUNTRY Investors Life Assurance Company(R) ("COUNTRY," "we," "us" or "our") is offering a flexible premium variable life insurance policy (the "Policy") described in this Prospectus. COUNTRY designed the Policy: (1) to provide insurance protection; and (2) to permit the purchaser of a Policy ("you" or "your") to vary premium payments and adjust the death proceeds payable under the Policy.

While the Policy is in force, we will pay:

     -  death proceeds upon the Insured's death, and

     - a Net Cash Surrender Value or Net Accumulated Value upon complete surrender or partial withdrawal of the Policy.

You may allocate Net Premiums under a Policy to one or more of the Subaccounts of COUNTRY Investors Variable Life Account (the "Variable Account"). Death proceeds may, and Accumulated Value will, vary with the investment performance of the Variable Account. Each Subaccount invests exclusively in shares of the Investment Options listed below. Current prospectuses that describe the investment objectives and risks of each Investment Option must accompany or precede this Prospectus.


American Century Investments

  VP Ultra(R) Fund
  VP Vista(SM) Fund
COUNTRY Mutual Funds Trust
  COUNTRY VP Balanced Fund
  COUNTRY VP Bond Fund
  COUNTRY VP Growth Fund
  COUNTRY VP Short-Term Bond Fund
Dreyfus Variable Investment Fund
  VIF Appreciation Portfolio--Initial Share Class
  VIF Developing Leaders Portfolio--Initial Share Class
  VIF Disciplined Stock Portfolio--Initial Share Class
  VIF Growth and Income Portfolio--Initial Share Class
  VIF International Equity Portfolio--Initial Share Class
EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio
  High Grade Bond Portfolio
  Managed Portfolio
  Money Market Portfolio
  Strategic Yield Portfolio

Fidelity(R) Variable Insurance Products Funds

  VIP Contrafund(R) Portfolio--Initial Class
  VIP Growth Portfolio--Initial Class
  VIP Growth & Income Portfolio--Initial Class
  VIP Index 500 Portfolio--Initial Class
  VIP Mid Cap Portfolio--Service Class 2
  VIP Overseas Portfolio--Initial Class
Franklin Templeton Variable Insurance Products Trust
  Franklin Real Estate Fund--Class 2

  Franklin Small Cap Value Securities Fund--Class 2
  Franklin Small-Mid Cap Growth Securities Fund (formerly known as Franklin
    Small Cap Fund)--Class 2
  Franklin U.S. Government Fund--Class 2

  Mutual Shares Securities Fund--Class 2
  Templeton Growth Securities Fund--Class 2
J.P. Morgan Series Trust II
  JPMorgan Mid Cap Value Portfolio
  JPMorgan Small Company Portfolio
Summit Pinnacle Series
  Russell 2000 Small Cap Index Portfolio
  S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
  Equity Income Portfolio
  New America Growth Portfolio
  Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
  International Stock Portfolio

You may also allocate Net Premiums to the Declared Interest Option, which is supported by our General Account. We credit amounts allocated to the Declared Interest Option with at least a 4% annual interest rate.

PLEASE NOTE THAT THE POLICIES AND INVESTMENT OPTIONS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS AND ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED. WE DO NOT GUARANTEE THE AMOUNT AND/OR DURATION OF INSURANCE COVERAGE UNDER THE POLICY.

This Prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR TAX ADVISER.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this Prospectus carefully and retain it for future reference.

                                    Issued By
                   COUNTRY Investors Life Assurance Company(R)

               Home Office                   Variable Product Service Center
         1701 N. Towanda Avenue                        PO Box 9239
    Bloomington, Illinois 61702-2000             Des Moines, Iowa 50306
                                                     1-888-349-4658

TABLE OF CONTENTS


                                                                           PAGE
                                                                        ----------
POLICY BENEFITS/RISK SUMMARY                                                     3
     Policy Benefits                                                             3
     Policy Risks                                                                5
     Portfolio Risks                                                             6
     Fee Tables                                                                  7
COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT               14
     COUNTRY Investors Life Assurance Company                                   14
     IMSA                                                                       14
     The Variable Account                                                       14
     Investment Options                                                         14
     Addition, Deletion or Substitution of Investments                          21
THE POLICY                                                                      22
     Purchasing the Policy                                                      22
     Premiums                                                                   22
     Examination of Policy (Cancellation Privilege)                             24
     Policy Lapse and Reinstatement                                             24
POLICY BENEFITS                                                                 25
     Accumulated Value Benefits                                                 25
     Transfers                                                                  28
     Loan Benefits                                                              31
     Death Proceeds                                                             32
     Accelerated Payment of Death Proceeds                                      34
     Additional Insurance Benefits                                              34
CHARGES AND DEDUCTIONS                                                          35
     Premium Expense Charge                                                     35
     Monthly Deduction                                                          35
     Transfer Charge                                                            37
     Partial Withdrawal Fee                                                     38
     Surrender Charge                                                           38
     Additional Charges                                                         38
THE DECLARED INTEREST OPTION                                                    38
     Transfers, Partial Withdrawals, Surrenders and Policy Loans                39
GENERAL PROVISIONS                                                              40
     Change of Provisions                                                       40
     Ownership                                                                  40
     The Beneficiary                                                            40
     Change of Address                                                          40
DISTRIBUTION OF THE POLICIES                                                    40
FEDERAL TAX MATTERS                                                             41
     Introduction                                                               41
     Tax Status of the Policy                                                   42
     Tax Treatment of Policy Benefits                                           42
     Possible Tax Law Changes                                                   45
     Taxation of the Company                                                    46
ADDITIONAL INFORMATION                                                          46
     Voting Rights                                                              46
     Postponement of Payments                                                   46
     Legal Proceedings                                                          47

                                                                           PAGE
                                                                        ----------
FINANCIAL STATEMENTS                                                            47
STATEMENT OF ADDITIONAL INFORMATION                                             47
GLOSSARY                                                                       G-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                      SAI-TOC


                   The Policy is not available in all States.

This Prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

COUNTRY has not authorized any dealer, salesman or other person to give any information or make any representations in connection with this offering other than those contained in this Prospectus. Do not rely on any such other information or representations.

POLICY BENEFITS/RISK SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

   Your Policy is a flexible premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death benefit proceeds payable to the Beneficiary may, and your Accumulated Value under the Policy will, vary based on the investment performance of the Subaccounts you choose and the amount of interest credited in the Declared Interest Option. You may make withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this Prospectus. You may surrender your Policy at any time.

DEATH BENEFIT

     - DEATH BENEFIT PROCEEDS: We pay the death benefit (less any Policy Debt plus any unearned loan interest and any premiums paid after the date of death) to the Beneficiary when the Insured dies. We will increase the death benefit by the amount of any additional insurance provided by optional benefit rider(s).

     - DEATH BENEFIT OPTIONS: You may choose between two death benefit options under the Policy. You may change the death benefit option at any time while the Policy is in force. You may change the Specified Amount (which is the amount of insurance you select), after the first Policy Year, while the Policy is in force. Changing the death benefit option or Specified Amount may have tax consequences. We calculate the amount available under each death benefit option monthly and as of the Insured's date of death.

        - OPTION A is equal to the greater of: (1) the sum of the Specified Amount and the Accumulated Value; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

        - OPTION B is equal to the greater of: (1) Specified Amount; or (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy.

     - ACCELERATED PAYMENT OF DEATH BENEFIT ENDORSEMENT: Under the Accelerated Payment of Death Benefit Endorsement, which is available at no charge, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. Adding the Accelerated Payment of Death Benefit Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement may have tax consequences.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND POLICY LOANS

     - SURRENDERS: At any time while your Policy is in force, you may make a written request to us at our Variable Product Service Center to surrender your Policy and receive the Cash Surrender Value less any Policy Debt. The Cash Surrender Value is the Accumulated Value reduced by the Surrender Charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

     - PARTIAL WITHDRAWALS: After the first Policy Year, while your Policy is in force, you may make a written request to withdraw part of the Cash Surrender Value. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

     - TRANSFERS: Subject to certain limitations, you may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year. The initial twelve transfers in each Policy Year will be completed without charge. We may assess a $10 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

     - LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is the Cash Surrender Value less any outstanding Policy Debt and less the amount necessary to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. We charge you a maximum annual interest rate no greater than 7.4% per year in advance on your loan. We may declare a lower rate in our discretion. After the tenth Policy Year, we may, but are not obligated to do so, allow you to take a loan in an amount equal to or less than the gain under the Policy with an effective annual interest rate of 0%. LOANS MAY HAVE TAX CONSEQUENCES.

PREMIUMS

     - FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you may pay subsequent premiums at any time and in any amount (but not less than $50), subject to a certain maximum. You may select a premium payment plan to pay premiums quarterly, semi-annually or annually. You are not required to pay premiums according to the plan.

     - CANCELLATION PRIVILEGE: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the sum of the Accumulated Value on the Business Day we receive the Policy at our Variable Product Service Center plus any charges deducted. The free-look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

THE POLICY

     - OWNERSHIP RIGHTS: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, the Policyowner and assigning the Policy. Changing the Policyowner or assigning the Policy may have tax consequences.

     - VARIABLE ACCOUNT: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Investment Options listed on the first page of this Prospectus.

     - DECLARED INTEREST OPTION: You may place money in the Declared Interest Option where it is guaranteed to earn at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     - ACCUMULATED VALUE: Accumulated Value is the sum of the values of your Policy in the Subaccounts and the Declared Interest Option. Accumulated Value varies from day to day depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct and any other transactions (e.g., transfers, partial withdrawals and loans). WE DO NOT GUARANTEE A MINIMUM ACCUMULATED VALUE.

     - PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender and partial withdrawal provisions of the Policy, other than in a lump sum. None of the available payment options vary with the investment performance of the Variable Account. Other options may be available. More detailed information concerning these payment options is available on request from our Variable Product Service Center.

SUPPLEMENTAL RIDERS AND BENEFITS

   We offer several riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders from Accumulated Value as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

                                  POLICY RISKS

INVESTMENT RISK

   If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable, and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You will also be subject to the risk that the investment performance of the Subaccounts you select may be less favorable than that of other Subaccounts. In order to keep the Policy in force, you may be required to pay more premiums than originally planned. You could lose everything you invest.

   If you allocate Net Premiums to the Declared Interest Option, we will credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest. However, you assume the risk that the rate may decrease, although it will never be lower than the guaranteed rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted each month, your Policy may enter a 61-day Grace Period. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a Grace Period if you make a premium payment that, when reduced by the premium expense charge, will be at least equal to three times the monthly charges under the Policy immediately preceding the Grace Period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

   In order to qualify as a life insurance contract for federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached and it is not clear whether such a Policy will, in all cases, satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy generally should be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds.

   Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, any surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals and loans taken before you reach age 59 1/2 . If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with loans on Policies in force for ten years or more is unclear. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

   See "FEDERAL TAX MATTERS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

PARTIAL WITHDRAWAL AND SURRENDER RISKS

   The Surrender Charge under the Policy applies for the first ten Policy Years in the event you surrender your Policy and may be considerable. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

   Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges affect the Net Cash Surrender Value which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

   Partial withdrawals may not exceed an amount equal to (a) minus (b) where:

     (a) is the Cash Surrender Value; and

     (b) is the sum of:

          (1) an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

          (2)  any Policy Loans; plus

          (3)  the Partial Withdrawal Fee.

   Partial withdrawals are assessed a Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

   A PARTIAL WITHDRAWAL OR SURRENDER MAY HAVE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy Loan, whether or not repaid, will affect Accumulated Value over time because we subtract the amount of the Policy Loan from the Subaccounts and/or Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Declared Interest Option.

   We reduce the amount we pay on the Insured's death by any outstanding Policy Debt. Your Policy may lapse (terminate without value) if Policy Debt plus any unearned loan interest reduces your Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy Loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. A loan may also have other tax consequences.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

   Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

                                 PORTFOLIO RISKS

   A comprehensive discussion of the risks of each Investment Option may be found in the respective Fund's prospectus. Please refer to each Fund's prospectus for more information.

   There is no assurance that any Fund will achieve its stated investment objective.

FEE TABLES

   The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Policy.

   The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy or transfer Accumulated Value among the Subaccounts and Declared Interest Option.


                                TRANSACTION FEES



                                                                          AMOUNT DEDUCTED--
                                         WHEN CHARGE IS                  MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
 CHARGE                                    DEDUCTED                           CHARGE*                        CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge      Upon receipt of each premium payment    6% of each premium payment      6% of each premium payment up to
                                                                                                    the Target Premium(1), and 2% of
                                                                                                    each premium payment over the
                                                                                                    Target Premium in the first
                                                                                                    Policy Year only; 6% of each
                                                                                                    premium payment in each
                                                                                                    subsequent Policy Year

Partial Withdrawal Fee      Upon partial withdrawal                 2% of the Accumulated Value     2% of the Accumulated Value
                                                                    withdrawn, not to exceed $25    withdrawn, not to exceed $25

Surrender Charge(2)         Upon a full surrender of your
                            Policy during the first ten Policy
                            Years.

MINIMUM CHARGE(3)                                                   $1.88 per $1,000 of Specified   $1.88 per $1,000 of Specified
                                                                    Amount                          Amount

MAXIMUM CHARGE(4)                                                   $50.28 per $1,000 of Specified  $50.28 per $1,000 of Specified
                                                                    Amount                          Amount

CHARGE FOR MALE, ISSUE                                              $6.54 per $1,000 of Specified   $6.54 per $1,000 of Specified
AGE 30, STANDARD                                                    Amount                          Amount
NON-TOBACCO IN FIRST
POLICY YEAR

Transfer Charge             Upon transfer                           First twelve transfers in a     First twelve transfers in a
                                                                    Policy Year are free, $25 for   Policy Year are free, $10 for
                                                                    each subsequent transfer        each subsequent transfer

Illustrative Report         Upon request for each additional        $25 per report                  $0 per report
                            report

Accelerated Payment of      Upon election of the accelerated        $250                            $250
proceeds fee                Death benefit


* We may charge fees and use rates that are lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

(1) The Target Premium is a specified annual premium which is based on the age, sex and underwriting class of the Insured, the Specified Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The maximum Target Premium for a Policy in a standard underwriting class, assuming no riders or supplemental benefits, is $99.72 per $1,000. This figure assumes that the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco. The maximum Target Premium for a Policy with an Insured in a substandard underwriting class, assuming no riders or supplemental benefits, is $358.92 per $1,000. This figure assumes the Insured has the following characteristics: Male, Issue Age 80, Standard Tobacco, rated 400% extra substandard. The Target Premium for your Policy is shown on your Policy's data page.

(2) The Surrender Charge equals a charge per $1,000 of Specified Amount, and varies based on the Insured's Issue Age, sex, underwriting class and Policy Year. The Surrender Charge shown in the table may not be representative of the charge you will pay. Your Policy's data page indicates the Surrender Charge applicable to your Policy. More detailed information concerning your Surrender Charge is available upon request at our Variable Product Service Center. This charge is assessed during the first ten Policy Years. The Surrender Charge decreases annually over the Surrender Charge period.

(3) The minimum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Female, Issue Age 0.

(4) The maximum shown is the first Policy Year Surrender Charge for Insureds with the following characteristics: Male, Issue Age 63, Standard Tobacco.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own your Policy, not including expenses of each Investment Option.


                                PERIODIC CHARGES

                (OTHER THAN INVESTMENT OPTION OPERATING EXPENSES)

                                                                          AMOUNT DEDUCTED--
                                         WHEN CHARGE IS                  MAXIMUM GUARANTEED                AMOUNT DEDUCTED--
 CHARGE                                    DEDUCTED                           CHARGE*                        CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge
(5)                         Monthly, on the Monthly Deduction Day

MINIMUM CHARGE(6)                                                   $0.05667 per $1,000 net amount  $0.01426 per $1,000 net amount
                                                                    at risk                         at risk

MAXIMUM CHARGE(7)                                                   $83.33333 per $1,000 net        $30.40417 per $1,000 net amount
                                                                    amount at risk                  at risk

CHARGE FOR MALE, ATTAINED                                           $0.12085 per $1,000 net amount  $0.07035 per $1,000 net amount
AGE 30, NON-TOBACCO                                                 at risk                         at risk
$100,000 SPECIFIED AMOUNT

Monthly Expense Charge      Monthly, on the Monthly Deduction Day   $10 in the first Policy Year,   $10 in the first Policy Year, $6
                                                                    $6 in each subsequent Policy    in each subsequent Policy Year
                                                                    Year

Monthly Unit Charge(8)      Monthly, on the Monthly Deduction
                            Day for the first 15 Policy Years

MINIMUM CHARGE(9)                                                   $0.09 per $1,000 of Specified   $0.09 per $1,000 of Specified
                                                                    Amount                          Amount

MAXIMUM CHARGE(10)                                                  $0.15 per $1,000 of Specified   $0.15 per $1,000 of Specified
                                                                    Amount                          Amount

CHARGE FOR MALE, ATTAINED                                           $0.14 per $1,000 of Specified   $0.14 per $1,000 of Specified
AGE 30, STANDARD                                                    Amount                          Amount
NON-TOBACCO

Policy Loan Interest        On each Policy Anniversary or           4.00% (effective annual rate)   3.75% (effective annual rate)
Spread(11)                  earlier, as applicable(12)

Optional Disability Waiver Monthly, on the Monthly Deduction Day of Monthly Deduction
Rider(13),(14)

MINIMUM CHARGE(15)                                                  5.50% of all other monthly      5.50% of all other monthly
                                                                    charges                         charges

MAXIMUM CHARGE(16)                                                  19.25% of all other monthly     19.25% of all other monthly
                                                                    charges                         charges

CHARGE FOR ATTAINED AGE 30                                          7.00% of all other monthly      7.00% of all other monthly
                                                                    charges                         charges

Children's Insurance Rider  Monthly, on the Monthly Deduction Day   $3.70 per unit of rider         $3.70 per unit of rider coverage
                                                                    coverage

Optional Guaranteed         Monthly, on the Monthly Deduction Day
Insurance Option Rider(13)

MINIMUM CHARGE(17)                                                  $0.05 per $1,000 of rider       $0.05 per $1,000 of rider
                                                                    coverage amount                 coverage amount

MAXIMUM CHARGE(18)                                                  $0.20 per $1,000 of rider       $0.20 per $1,000 of rider
                                                                    coverage amount                 coverage amount

CHARGE FOR ISSUE AGE 30                                             $0.15 per $1,000 of rider       $0.15 per $1,000 of rider
                                                                    coverage amount                 coverage amount

Optional Spouse Insurance   Monthly, on the Monthly Deduction Day
Rider(13)

MINIMUM CHARGE(19)                                                  $0.07167 per $1,000 of rider    $0.02246 per $1,000 of rider
                                                                    coverage amount                 coverage amount

MAXIMUM CHARGE(20)                                                  $83.33333 per $1,000 of rider   $30.40417 per $1,000 of rider
                                                                    coverage amount                 coverage amount

CHARGE FOR FEMALE,                                                  $0.10417 per $1,000 of rider    $0.05173 per $1,000 of rider
ATTAINED AGE 30, STANDARD                                           coverage amount                 coverage amount
NON-TOBACCO, $100,000
SPECIFIED AMOUNT

(5) The cost of insurance charge will vary based on the Insured's Attained Age, sex, Specified Amount and underwriting class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed cost of insurance charge applicable to your Policy. More detailed information concerning your cost of insurance charge is available on request from our Variable Product Service Center. Also, before you purchase the Policy, we can provide you hypothetical illustrations of Policy values based upon the Insured's age and risk class, the death benefit option, Specified Amount, planned periodic premiums and riders requested. Please consult your registered representative for information about your cost of insurance charge.

(6) The minimum guaranteed cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 10, Non-Tobacco. The minimum current cost of insurance charge assumes that the Insured has the following characteristics: Female, Attained Age 5 or Attained Age 6, $1,000,000 or greater Specified Amount.

(7) The maximum guaranteed cost of insurance charge for standard underwriting classes assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current cost of insurance charge for standard underwriting classes assumes the Insured has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current cost of insurance charge for substandard risks is $83.33333 per $1,000 of net amount at risk, which, depending on the specific substandard ratings, could vary based on Attained Ages, sex, underwriting classes and Specified Amount.

(8) The monthly unit charge will vary based on the Insured's Attained Age, sex and underwriting class. The monthly unit charges shown in the table may not be typical of the charges you will pay. Your Policy's data page indicates the guaranteed monthly unit charge applicable to your Policy. More detailed information concerning your monthly unit charge is available on request from our Variable Product Service Center.

(9) The minimum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco. The minimum current monthly unit charge assumes that the Insured has the following characteristics: Female, Preferred Plus Non-Tobacco.

(10) The maximum guaranteed monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco. The maximum current monthly unit charge assumes that the Insured has the following characteristics: Male, Standard Tobacco.


(11) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective rate of 8.00%, guaranteed not to exceed 8.00%), and the amount of interest we credit to the amounts we hold as security for the Policy Debt guaranteed at an effective annual rate equal to no less than 4.00% (currently, an effective annual rate of 4.00%).


The current Policy Loan Interest Spread identified in the above table is the Policy Loan Interest Spread in effect as of the date of this Prospectus. The Company, in its discretion, may vary the Policy Loan Interest Spread from time to time. The current Policy Loan Interest Spread may not be the Policy Loan Interest Spread at the time you request a Policy Loan.

(12) While a Policy Loan is outstanding, loan interest is payable in advance on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, termination or the Insured's death. For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

(13) The charge for the Spouse Insurance Rider varies based on the Spouse's Attained Age, sex, underwriting class and Specified Amount. The charge for the Disability Waiver of Monthly Deduction Rider varies based on the Insured's Attained Age and waiver class. The charge for the Guaranteed Insurance Option Rider varies based on the Insured's Issue Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Variable Product Service Center.

(14) The cost of insurance charge on the Disability Waiver of Monthly Deduction Rider also includes charges for all additional benefit riders attached to the Policy.

(15) The minimum Disability Waiver of Monthly Deduction Rider charge assumes that the Insured has the following characteristics: Attained Ages 0-21.

(16) The maximum charge for the Disability Waiver of Monthly Deduction Rider assumes the Insured has the following characteristics: Attained Age 59 and a standard waiver class. The maximum charge for the Disability Waiver of Monthly Deduction Rider with an Insured in a substandard waiver class is 38.5% of all other % of all other monthly charges. This figure assumes the Insured has the following characteristic: Attained Age 59 and a substandard waiver class.

(17) The minimum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 0-2.

(18) The maximum Guaranteed Insurance Option Rider charge assumes that the Insured has the following characteristics: Issue Ages 41-42.

(19) The minimum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Non-Tobacco. The minimum current Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 15, Preferred Plus Non-Tobacco, $1,000,000 or greater Specified Amount.

(20) The maximum guaranteed Spouse Insurance Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 99. The maximum current Spouse Insurance Rider assumes that the Insured is in a standard underwriting class has the following characteristics: Male, Attained Age 99, Standard Tobacco, Specified Amount less than $100,000. The maximum guaranteed and current Spouse Insurance Rider charge for substandard risks is $83.33333 per $1,000 of rider coverage amount, which, depending on the specific substandard ratings, could vary based on Attained Age, sex, underwriting class and Specified Amount.

   The next table shows the minimum and maximum fees and expenses (both before and after contractual fee waivers and expense reimbursements) charged by any of the Investment Options for the fiscal year ended December 31, 2004. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES

         (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(21)


                                                                                   MINIMUM    MAXIMUM
-----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                              0.10%      1.45%

Total Annual Portfolio Operating Expenses
After Contractual Fee Waiver or Reimbursement(22)                                     0.10%      1.25%



(21) For certain Investment Options, certain expenses were reimbursed or fees waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, annual Investment Option operating expenses would have been:



                                                                                   MINIMUM    MAXIMUM
-----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)                                             0.10%      1.15%



(22) The "Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Policyowners and extend at least until December 31, 2005. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 11 for a description of the fees and expenses charged by each of the Investment Options available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

   The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2004, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.


                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES

           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)


                                                              TOTAL EXPENSES
                                                                 (BEFORE         TOTAL AMOUNT       TOTAL EXPENSES
                                                                CONTRACTUAL     OF CONTRACTUAL    (AFTER CONTRACTUAL
                               ADVISORY    OTHER     12b-1    FEE WAIVERS AND   FEE WAIVER OR      FEE WAIVERS AND
INVESTMENT OPTION                FEE      EXPENSES    FEE     REIMBURSEMENTS)   REIMBURSEMENT      REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------------
American Century
  VP Ultra(R) Fund                 1.00%      0.00%   0.00%              1.00%            0.00%                 1.00%(1)
  VP Vista(SM) Fund                1.00%      0.00%   0.00%              1.00%            0.00%                 1.00%(1)

COUNTRY Mutual Funds Trust
  COUNTRY VP
  Balanced Fund                     0.75%      0.70%   0.00%             1.45%            0.55%                 0.90%(2)
  COUNTRY VP
  Bond Fund                        0.75%      0.63%   0.00%              1.38%            0.68%                 0.70%(2)
  COUNTRY VP
  Growth Fund                      0.75%      0.66%   0.00%              1.41%            0.51%                 0.90%(2)
  COUNTRY VP
  Short-Term Bond
  Fund                             0.50%      0.63%   0.00%              1.13%            0.43%                 0.70%(2)

Dreyfus
  VIF Appreciation
  Portfolio--Initial
  Share Class                      0.75%      0.04%   0.00%              0.79%            0.00%                 0.79%
  VIF Developing
  Leaders Portfolio--
  Initial Share Class              0.75%      0.04%   0.00%              0.79%            0.00%                 0.79%
  VIF Disciplined
  Stock Portfolio--
  Initial Share Class              0.75%      0.10%   0.00%              0.85%            0.00%                 0.85%
  VIF Growth and
  Income Portfolio--
  Initial Share Class              0.75%      0.07%   0.00%              0.82%            0.00%                 0.82%
  VIF International
  Equity Portfolio--
  Initial Share Class              0.75%      0.29%   0.00%              1.04%            0.00%                 1.04%

EquiTrust Variable Insurance Series Fund
  Blue Chip Portfolio              0.20%      0.10%   0.00%              0.30%            0.00%                 0.30%
  High Grade Bond
  Portfolio                        0.30%      0.15%   0.00%              0.45%            0.00%                 0.45%
  Managed Portfolio                0.45%      0.11%   0.00%              0.56%            0.00%                 0.56%
  Money Market
  Portfolio                        0.25%      0.31%   0.00%              0.56%            0.00%                 0.56%
  Strategic Yield
  Portfolio                        0.45%      0.14%   0.00%              0.59%            0.00%                 0.59%

                                                              TOTAL EXPENSES
                                                                 (BEFORE        TOTAL AMOUNT        TOTAL EXPENSES
                                                                CONTRACTUAL     OF CONTRACTUAL    (AFTER CONTRACTUAL
                               ADVISORY    OTHER     12b-1    FEE WAIVERS AND   FEE WAIVER OR      FEE WAIVERS AND
INVESTMENT OPTION                FEE      EXPENSES    FEE     REIMBURSEMENTS)   REIMBURSEMENT      REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
  VIP Contrafund(R)
  Portfolio--Initial
  Class                            0.57%      0.11%   0.00%              0.68%            0.00%                 0.68%(3)
  VIP Growth
  Portfolio--Initial
  Class                            0.58%      0.10%   0.00%              0.68%            0.00%                 0.68%(3)
  VIP Growth &
  Income Portfolio--
  Initial Class                    0.47%      0.13%   0.00%              0.60%            0.00%                 0.60%
  VIP Index 500
  Portfolio--Initial
  Class                            0.10%      0.00%   0.00%              0.10%            0.00%                 0.10%(4)
  VIP Mid Cap
  Portfolio--Service
  Class 2                          0.57%      0.14%   0.25%              0.96%            0.00%                 0.96%(3)
  VIP Overseas
  Portfolio--Initial
  Class                            0.72%      0.19%   0.00%              0.91%            0.00%                 0.91%(3)

Franklin Templeton
  Franklin Real Estate
  Fund--Class 2                    0.48%      0.02%   0.25%              0.75%            0.00%                 0.75%(5)(6)
  Franklin Small Cap
  Value Securities
  Fund--Class 2                    0.53%      0.18%   0.25%              0.96%            0.04%                 0.92%(6)(7)
  Franklin Small-Mid
  Cap Growth
  Securities Fund--
  Class 2                          0.48%      0.29%   0.25%              1.02%            0.03%                 0.99%(6)(7)
  Franklin
  U.S. Government
  Fund--Class 2                    0.49%      0.05%   0.25%              0.79%            0.00%                 0.79%(5)(6)
  Mutual Shares
  Securities Fund--
  Class 2                          0.60%      0.15%   0.25%              1.00%            0.00%                 1.00%(6)
  Templeton Growth
  Securities Fund--
  Class 2                          0.79%      0.07%   0.25%              1.11%            0.00%                 1.11%(5)(6)

J.P. Morgan Series Trust II
  JPMorgan Mid Cap
  Value Portfolio                  0.70%      0.55%   0.00%              1.25%            0.00%                 1.25%(8)
  JPMorgan Small
  Company Portfolio                0.60%      0.55%   0.00%              1.15%            0.00%                 1.15%(8)

Summit Pinnacle Series
  Russell 2000 Small
  Cap Index Portfolio              0.35%      0.41%   0.00%              0.76%            0.01%                 0.75%(9)
  S&P MidCap 400
  Index Portfolio                  0.30%      0.26%   0.00%              0.56%            0.00%                 0.56%

                                                                  TOTAL EXPENSES
                                                                     (BEFORE        TOTAL AMOUNT       TOTAL EXPENSES
                                                                    CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                                   ADVISORY    OTHER     12b-1    FEE WAIVERS AND   FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION                    FEE      EXPENSES    FEE     REIMBURSEMENTS)   REIMBURSEMENT     REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Series, Inc.
  Equity Income
  Portfolio                          0.85%     0.00%     0.00%          0.85%           0.00%             0.85%(10)
  New America
  Growth Portfolio                   0.85%     0.00%     0.00%          0.85%           0.00%             0.85%(10)
  Personal Strategy
  Balanced Portfolio                 0.90%     0.00%     0.00%          0.90%           0.00%             0.90%(10)(11)

T. Rowe Price International
  Series, Inc.
  International Stock
  Portfolio                          1.05%     0.00%     0.00%          1.05%           0.00%             1.05%(10)



(1) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as Fund assets increase. Please consult the Fund's prospectus for more details about the Fund's management fees. Information regarding other expenses, which include the fees and expenses of the Fund's independent directors, their legal counsel, interest and extraordinary expenses, can be found in the Fees and Expenses section of the Fund's prospectus.

(2) The Advisor agreed to reduce its fees and reimburse the Growth Fund and the Balanced Fund to the extent total annualized expenses exceed 0.90% of average daily net assets, and the Short-Term Bond Fund and the Bond Fund to the extent total annualized expenses exceed 0.70% of average daily net assets.

(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.66%, Growth Portfolio 0.65%, Mid Cap Portfolio 0.93% and Overseas Portfolio 0.87%. This arrangement may be discontinued by the Fund's manager at any time.

(4) Effective March 1, 2005, management fees for the fund were reduced to 0.10%, and Fund expenses were limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees.

(5) The Fund administration fee is paid indirectly through the management fee.

(6) While the maximum amount payable under the Fund's class rule 12b-1 plan is 0.35% per year of the Fund's class average annual net assets, the Board has set the current rate at 0.25% per year.

(7) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money
Fund). This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.

(8) Reflects a written agreement pursuant to which the Portfolio's administrator agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% and 1.15% of its average daily net assets through April 30, 2006 for the Mid Cap Value and Small Company Portfolios, respectively. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. Taking these voluntary waiver and reimbursement arrangements into account, the expense ratio for the Mid Cap Value Portfolio would be 1.00%.

(9) The Fund's adviser has agreed to limit total expenses to the extent they exceed 0.75% of the Russell 2000 Small Cap Index Portfolio. This expense limit may not be changed without approval of the Portfolio's shareholders.

(10) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(11) The Portfolio's manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other T. Rowe Price portfolios. Including this reduction, total expenses would have been 0.87%.

COUNTRY INVESTORS LIFE ASSURANCE COMPANY AND THE VARIABLE ACCOUNT

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

   The Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 33 states: Alaska, Arizona, Arkansas, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Washington, West Virginia, Wisconsin and Wyoming.

IMSA

   The Company is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

THE VARIABLE ACCOUNT

   We established the Variable Account as a separate account on April 17, 2002. The Variable Account receives and invests the Net Premiums under the Policy, and may receive and invest net premiums for any other variable life insurance policies we issue. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account, without regard to our other income, gains or losses.

   The Variable Account's assets are our property, and they are available to cover our general liabilities only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies it supports. The portion of the Variable Account's assets attributable to the Policies generally are not chargeable with liabilities arising out of any other business that we may conduct. We may transfer to the General Account any Variable Account assets which are in excess of such reserves and other Policy liabilities. We are obligated to pay any amounts due under the Policy.

   The Variable Account currently has 36 Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Investment Option. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

   We registered the Variable Account as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the Securities and Exchange Commission (the "SEC" or the "Commission") does not mean that the Commission supervises the management or investment practices or policies of the Variable Account or the Company. The Variable Account is also subject to the laws of the State of Illinois which regulate the operations of insurance companies domiciled in Illinois.

INVESTMENT OPTIONS

   The Variable Account invests in shares of the Investment Options described below. Each of these Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the SEC. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

   The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

   The paragraphs below summarize each Investment Option's investment objectives and policies. There is no assurance that any Investment Option will achieve its stated objectives. In addition, no single Investment Option, by itself, constitutes a balanced investment plan. Please refer to the prospectus for each Investment Option for more detailed information, including a description of risks, for each Investment Option. THE INVESTMENT OPTION PROSPECTUSES ACCOMPANY THIS PROSPECTUS. YOU SHOULD READ THEM CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


AMERICAN CENTURY INVESTMENTS. American Century Investment Management, Inc. is the investment adviser to the Funds.



PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
VP Ultra(R) Fund                 -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large
                                    companies with earnings and revenue that are not only
                                    growing, but growing at a successively faster, or
                                    accelerating pace.

VP Vista(SM) Fund                -  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of
                                    medium-sized and smaller companies which will increase in
                                    value over time.


COUNTRY MUTUAL FUNDS TRUST. COUNTRY Trust Bank is the investment adviser to the Funds.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
COUNTRY VP Balanced Fund         -  This Fund seeks growth of capital and current income by investing in a mix of stocks and bonds. Stocks include
                                    common, preferred and convertible preferred. Bonds include convertibles, short-term interest-bearing obligations, U.S.
                                    Government securities, corporate, mortgage-backed and
                                    asset-backed securities. The mix of stocks and bonds varies in response to market conditions. The Fund ordinarily
                                    limits its common stock investments to no more than 75
                                    percent of total assets. The Fund ordinarily invests at
                                    least 25 percent of its assets in fixed income securities.

COUNTRY VP Bond Fund             -  This Fund seeks maximum total return consistent with
                                    preservation of capital. To pursue its goal, the Fund
                                    invests in a portfolio of bonds and other debt obligations and maintains a dollar-weighted average maturity of more
                                    than five years.

COUNTRY VP Growth Fund           -  This Fund seeks growth of capital. Dividend income, if any, will be incidental to this goal. The Fund invests primarily in common stocks and other equity securities of
                                    well-established, large-capitalization companies, domestic and foreign (which generally have $5 billion of market
                                    value or more), that are determined to have above-average
                                    long-term growth potential.

COUNTRY VP Short-Term Bond Fund  -  This Fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.
                                    The Fund invests mainly in a portfolio of bonds and other
                                    debt obligations and expects to maintain a duration of less than three years.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Dreyfus Variable Investment      -  This Portfolio seeks long-term capital growth consistent
Fund: Appreciation Portfolio--      with preservation of capital. Its secondary goal is current
Initial Share Class                 income. To pursue these goals, the Portfolio normally
                                    invests at least 80% of its assets in common stocks. The
                                    Portfolio focuses on "blue chip" companies with total
                                    market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment      -  This Portfolio seeks capital growth. To pursue this goal,
Fund: Developing Leaders            the Portfolio normally invests at least 80% of its assets
Portfolio--Initial Share Class      in the stocks of companies the adviser believes to be
                                    developing leaders: companies characterized by new or
                                    innovative products, services or processes having the
                                    potential to enhance earnings or revenue growth. Based on
                                    current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less
                                    than $2 billion at the time of purchase.

Dreyfus Variable Investment      -  This Portfolio seeks investment returns (consisting of
Fund: Disciplined Stock             capital appreciation and income) that are consistently
Portfolio--Initial Share Class      superior to the Standard & Poor's 500 Composite Stock Price
                                    Index (S&P 500). To pursue this goal, the Portfolio
                                    normally invests at least 80% of its assets in stocks. The
                                    Portfolio focuses on stocks of large-cap companies.

Dreyfus Variable Investment      -  This Portfolio seeks to provide long-term capital growth,
Fund: Growth and Income             current income and growth of income, consistent with
Portfolio--Initial Share Class      reasonable investment risk. To pursue this goal, the
                                    Portfolio invests primarily in stocks of domestic and
                                    foreign issuers.

Dreyfus Variable Investment      -  This Portfolio seeks capital growth. To pursue this goal,
Fund: International Equity          the Portfolio invests primarily in growth stocks of foreign
Portfolio--Initial Share Class      companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and
                                    convertible securities, including those issued in initial
                                    public offerings.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Blue Chip Portfolio              -  This Portfolio seeks growth of capital and income. The
                                    Portfolio pursues this objective by investing at least 80%
                                    of its net assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio        -  This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by
                                    Standard & Poor's or Aaa, Aa or A by Moody's Investors
                                    Service, Inc. and in securities issued or guaranteed by the
                                    United States government or its agencies or
                                    instrumentalities.

Managed Portfolio                -  This Portfolio seeks the highest level of total return
                                    through income and capital appreciation. The Portfolio
                                    pursues this objective through a fully managed investment
                                    policy consisting of investment in the following three
                                    market sectors: (i) common stocks and other equity
                                    securities; (ii) high grade debt securities and preferred
                                    stocks of the type in which the High Grade Bond Portfolio
                                    may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio           -  This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will
                                    pursue this objective by investing in high quality
                                    short-term money market instruments. AN INVESTMENT IN THE
                                    MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY
                                    THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT
                                    AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL
                                    BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
                                    SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE
                                    YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME
                                    EXTREMELY LOW AND POSSIBLY NEGATIVE.

Strategic Yield Portfolio        -  This Portfolio seeks as a primary objective, as high a
                                    level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding
                                    income-bearing securities. As a secondary objective, the
                                    Portfolio seeks capital appreciation when consistent with
                                    its primary objective. The Portfolio pursues these
                                    objectives by investing primarily in debt and
                                    income-bearing securities rated Baa or lower by Moody's
                                    Investors Service, Inc. and/or BBB or lower by Standard &
                                    Poor's, or in unrated securities of comparable quality
                                    (i.e., junk bonds). AN INVESTMENT IN THIS PORTFOLIO MAY
                                    ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund
                                    prospectus "HIGHER RISK SECURITIES AND INVESTMENT
                                    STRATEGIES--Lower-Rated Debt Securities.")

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)       -  This Portfolio seeks long-term capital appreciation. The
Portfolio--Initial Class            Portfolio normally invests primarily in common stocks. The
                                    Portfolio invests in securities of companies whose value
                                    the adviser believes is not fully recognized by the public.

Fidelity VIP Growth              -  This Portfolio seeks capital appreciation. The Portfolio
Portfolio--Initial Class            invests in securities of companies the adviser believes
                                    have above-average growth potential.

Fidelity VIP Growth & Income     -  This Portfolio seeks high total return through a
Portfolio--Initial Class            combination of current income and capital appreciation. The
                                    Portfolio normally invests the majority of its assets in
                                    domestic and foreign equity securities, with a focus on
                                    those that pay current dividends and show potential
                                    earnings growth. However, the Portfolio may buy debt
                                    securities as well as equity securities that are not
                                    currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP Index 500           -  This Portfolio seeks to provide investment results that
Portfolio--Initial Class            correspond to the total return of common stocks publicly
                                    traded in the United States, as represented by the S&P 500.
                                    To achieve this objective, the Portfolio normally invests
                                    at least 80% of its assets in common stocks included in the
                                    S&P 500.

Fidelity VIP Mid Cap             -  This Portfolio seeks long-term growth of capital. The
Portfolio--Service Class 2          Portfolio normally invests at least 80% of its total assets in securities of companies with medium market
                                    capitalizations. The investment adviser invests primarily
                                    in common stocks.

Fidelity VIP Overseas            -  This Portfolio seeks long-term growth of capital. Normally,
Portfolio--Initial Class            at least 80% of the Portfolio's total assets will be
                                    invested in foreign equity securities. The Portfolio may
                                    also invest in U.S. issuers.

   FRANKLIN TEMPLETON. Franklin Advisers, Inc. serves as the investment adviser to the Franklin Real Estate, Small-Mid Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund; and Templeton Global Advisors Limited serves as the investment adviser to the Templeton Growth Securities Fund.



PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Franklin Real Estate Fund--      -  This Fund seeks capital appreciation with current income a
Class 2                             a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

Franklin Small Cap Value         -  This Fund seeks long-term total return. The Fund normally
Securities Fund--Class 2            invests at least 80% of its net assets in investments of
                                    small capitalization companies, and invests primarily to
                                    predominantly in equity securities. For this Fund, small
                                    cap companies are those with market capitalization values
                                    not exceeding $2.5 billion at the time of purchase.

Franklin Small-Mid Cap Growth    -  This Fund seeks long-term capital growth. The Fund normally
Securities Fund--Class 2            invests at least 80% of its net assets in investments of
(formerly known as Franklin         small capitalization (small cap) and mid capitalization
Small Cap Fund)                     (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding.$1.5 billion or the highest market capitalization value in the
                                    Russell 2000(R) Index, whichever is greater, at the time of purchase; and mid cap companies are those with market
                                    capitalization values not exceeding $8.5 billion, at the
                                    time of purchase.

Franklin U.S. Government         -  This Fund seeks income. The Fund normally invests at least
Fund--Class 2                       80% of its net assets in U.S. government securities,
                                    primarily in fixed and variable rate mortgage-backed
                                    securities.

Mutual Shares Securities         -  This Fund seeks capital appreciation with income as a
Fund--Class 2                       secondary goal. The Fund normally invests mainly in U.S.
                                    equity securities, and substantially in undervalued
                                    stocks, risk arbitrage securities and distressed companies.

Templeton Growth Securities      -  This Fund seeks long-term capital growth. The Fund normally
Fund--Class 2                       invests mainly in equity securities of companies located
                                    anywhere in the world, including those in the U.S. and in
                                    emerging markets.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value           -  This Portfolio seeks growth from capital appreciation by
Portfolio                           investing at least 80% of its Assets in equity securities
                                    of mid-cap companies. "Assets" means net assets, plus the
                                    amount of borrowings for investment purposes. Mid-cap
                                    companies are companies with market capitalizations between
                                    $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company           -  This Portfolio seeks to provide high total return from a
Portfolio                           portfolio of small company stocks. Under normal
                                    circumstances, the Portfolio invests at least 80% of its
                                    Assets in equity investments of small-cap companies.
                                    "Assets" means net assets, plus the amount of borrowings
                                    for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the
                                    universe of the Russell 2000(R) Index at the time of
                                    purchase.


   SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index     -  This Portfolio seeks investment results that correspond to
Portfolio                           the investment performance of U.S. common stocks, as
                                    represented by the Russell 2000 Index. The Portfolio will
                                    attempt to achieve, in both rising and falling markets, a
                                    correlation of at least 95% between the total return of its net assets before expenses and the total return of the
                                    Russell 2000(R) Index.

S&P MidCap 400 Index Portfolio   -  This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as
                                    represented by the S&P MidCap 400 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a
                                    correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P
                                    MidCap 400 Index.


   T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.


PORTFOLIO                        INVESTMENT OBJECTIVE(S) AND PRINCIPAL INVESTMENTS
-----------------------------------------------------------------------------------------------
Equity Income Portfolio          -  This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily
                                    in dividend-paying common stocks of established companies
                                    considered by the adviser to have favorable prospects for
                                    both increasing dividends and capital appreciation.

New America Growth Portfolio     -  This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies
                                    operating in sectors the investment adviser believes will
                                    be the fastest growing in the U.S. Fast-growing companies
                                    can be found across an array of industries in today's "new
                                    America".

Personal Strategy Balanced       -  This Portfolio seeks the highest total return over time
Portfolio                           consistent with an emphasis on both capital appreciation
                                    and income. The Portfolio pursues its objective by
                                    investing in a diversified portfolio typically consisting
                                    of approximately 60% stocks, 30% bonds and 10% money market securities.

   T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.


PORTFOLIO                        INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------
International Stock Portfolio    -  This Portfolio seeks to provide capital appreciation
                                    through investments primarily in common stocks of
                                    established companies based outside the United States.


   We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Policies, receives 12b-1 fees deducted from certain portfolio assets attributable to the Policy for providing distribution and shareholder support services to some Investment Options.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

   We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares of the Investment Options that the Variable Account holds or that the Variable Account may purchase. If the shares of an Investment Option are no longer available for investment or if, in our judgment, further investment in any Investment Option should become inappropriate in view of the purposes of the Variable Account, we reserve the right to dispose of the shares of any Investment Option and to substitute shares of another Investment Option. We may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to a Policyowner's Accumulated Value in the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

   We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new Investment Option, with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant, and we may make any new subaccounts available to existing Policyowners on a basis we determine. Subject to obtaining any approvals or consents required by applicable law, we may transfer the assets of one or more Subaccounts to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in our sole discretion, marketing, tax or investment conditions warrant.

   If we deem it to be in the best interests of persons having voting rights under the Policies, we may

        - operate the Variable Account as a management company under the Investment Company Act of 1940,

        - deregister the Variable Account under that Act in the event such registration is no longer required, or,

        - subject to obtaining any approvals or consents required by applicable law, combine the Variable Account with other Company separate accounts.

   To the extent permitted by applicable law, we may also transfer the Variable Account's assets associated with the Policies to another separate account. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")

THE POLICY

PURCHASING THE POLICY

   In order to issue a Policy, we must receive a completed application, including payment of the initial premium, at our Variable Product Service Center. We ordinarily will issue a Policy only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to our underwriting rules and we may, in our sole discretion, reject any application or premium for any lawful reason. The minimum Specified Amount for which we will issue a Policy is normally $50,000, although we may, in our discretion, issue Policies with Specified Amounts of less than $50,000.

   The effective date of insurance coverage under the Policy will be the latest of:

       -  the Policy Date,

       - the date the Insured signs the last of any amendments to the initial application required by our underwriting rules, or

       - the date when we receive the full initial premium at our Variable Product Service Center.

   The Policy Date will be the later of:

        (1) the date of the initial application, or

        (2) the date we receive any additional information at our Variable Product Service Center if our underwriting rules require additional medical or other information.

   The Policy Date may also be any other date mutually agreed to by you and the Company. If the later of (1) or (2) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. We use the Policy Date to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

   Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

PREMIUMS

   Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums.

   PREMIUM FLEXIBILITY. We do not require you to pay premiums in accordance with a rigid and inflexible premium schedule. We may require you to pay an initial premium that, when reduced by the premium expense charge, will be sufficient to pay the monthly deduction for the first Policy Month. Thereafter, subject to the minimum and maximum premium limitations described below, you may also make unscheduled premium payments at any time. You should forward all premium payments to our Variable Product Service Center.

   If mandated under applicable law, the Company may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

   PLANNED PERIODIC PREMIUMS. You determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. We may, at our discretion, permit you to make planned periodic premium payments on a monthly basis. We ordinarily will send you periodic reminder notices for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of your Policy. (See "FEDERAL TAX MATTERS.")

   You are not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, you have considerable flexibility to alter the amount, frequency and the time period over which you pay planned periodic premiums; however, we must consent to any planned periodic payment less than $50. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Paying a planned periodic premium will not guarantee that your Policy remains in force. Thus, even if you do pay planned periodic premiums, the Policy will nevertheless lapse if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

   UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $50; however, we may, in our discretion, waive this minimum requirement. We reserve the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws.

   Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time you pay a premium that would result in total premiums exceeding the applicable maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. We will return any part of the premium in excess of that amount and we will not accept further premiums until allowed by the applicable maximum premium limitation.

   PAYMENT OF PREMIUMS. We will treat any payments you make first as payment of any outstanding Policy Debt unless you indicate that the payment should be treated otherwise. Where you make no indication, we will treat any portion of a payment that exceeds the amount of any outstanding Policy Debt as a premium payment.

   NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

   ALLOCATING NET PREMIUMS. In your application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will allocate Net Premiums to the Declared Interest Option if we receive them either:

        (1) before the date we obtain a signed notice, at our Variable Product Service Center, from you that you have received the Policy, or

        (2) before the end of 25 days after the Delivery Date.

   Upon the earlier of (1) or (2) above, we will automatically allocate the Accumulated Value in the Declared Interest Option, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions.

   We allocate Net Premiums received on or after (1) or (2) above in accordance with your instructions, to the Variable Account, the Declared Interest Option, or both. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

   The following additional rules apply to Net Premium allocations:

       - You must allocate at least 10% of each premium to any Subaccount of the Variable Account or to the Declared Interest Option.

       - Your allocation percentages must be in whole numbers (we do not permit fractional percentages) and total 100%.

       - You may change the allocation percentages for future Net Premiums without charge, at any time while the Policy is in force, by providing us with a Written Notice signed by you on a form we accept. The change will take effect on the date we receive the Written Notice at the Variable Product Service Center and will have no effect on prior Accumulated Values.

EXAMINATION OF POLICY (CANCELLATION PRIVILEGE)

   You may cancel the Policy by delivering or mailing Written Notice or sending a facsimile to us at the Variable Product Service Center, and returning the Policy to us at the Variable Product Service Center or your registered representative before midnight of the 30th day you receive the Policy. Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

   We will refund, within seven days after receipt of satisfactory notice of cancellation and the returned Policy at our Variable Product Service Center, an amount equal to the greater of premiums paid, or the sum of:

       - the Accumulated Value on the Business Day on or next following the date we receive the Policy at our Variable Product Service Center, plus

       -  any premium expense charges we deducted, plus

       - monthly deductions made on the Policy Date and any Monthly Deduction Day, plus

       -  amounts approximating the daily charges against the Variable Account.

POLICY LAPSE AND REINSTATEMENT

   LAPSE. Your Policy may lapse (terminate without value) if Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") AND a Grace Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but we will deem the Policy to have no Accumulated Value for purposes of Policy Loans, partial withdrawals and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

   A Grace Period of 61 days will commence on the date we send you a notice of any insufficiency, at which time the Accumulated Value in each Subaccount will be automatically transferred without charge to the Declared Interest Option.

   To avoid lapse and termination of the Policy without value, we must receive from you during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). If your Policy enters a Grace Period, the amount transferred to the Declared Interest Option will remain there unless and until you provide us with transfer instructions.

   In no event will your Policy terminate due to insufficient Net Cash Surrender Value during the first five policy years if you paid the minimum premium required for the Policy during that period. If the Policy terminates during the first five Policy years and is later reinstated, neither the five year guarantee period nor any portion of the five-year guarantee period will be reinstated.

   REINSTATEMENT. You may reinstate a lapsed Policy at any time within five years of the date on which the Policy terminated if the Attained Age of the Insured is 100 or less at the time of reinstatement. You must submit the following items to us at our Variable Product Service Center:

       - A written application for reinstatement signed by the Policyowner and the Insured;

       -  Evidence of insurability we deem satisfactory; and

       - A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months.

   State law may limit the premium to be paid on reinstatement to an amount less than that described. We will not reinstate a Policy surrendered for its Net Cash Surrender Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS").

   The effective date of the reinstated Policy will be the Monthly Deduction Day coinciding with or next following the date we approve the application for reinstatement. Upon reinstatement of your Policy, the amount transferred to the Declared Interest Option during the Grace Period will remain there unless and until you provide us with transfer instructions.

POLICY BENEFITS

   While a Policy is in force, it provides for certain benefits. Subject to certain limitations, you may at any time obtain all or a portion of the Cash Surrender Value by surrendering or taking a partial withdrawal from the Policy. (See "POLICY BENEFITS--Accumulated Value Benefits--SURRENDER AND WITHDRAWAL PRIVILEGES.") In addition, you have certain policy loan privileges under the Policies. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") The Policy also provides for the payment of death proceeds upon the death of the Insured under one of two death benefit options selected by you (see "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS").

ACCUMULATED VALUE BENEFITS

   SURRENDER AND WITHDRAWAL PRIVILEGES. At any time while the Policy is in force, you may surrender the Policy by sending a Written Notice to the Company at our Variable Product Service Center. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy prior to 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender or make a partial withdrawal from your Policy at or after 3:00 p.m. central time, we will process your request at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day.

   A Surrender Charge will apply to any surrender during the first ten Policy Years. After the first Policy Year, you may make a partial withdrawal. A Partial Withdrawal Fee equal to the lesser of $25 or 2% of the Accumulated Value withdrawn will be payable upon each partial withdrawal. (See "CHARGES AND DEDUCTIONS--Surrender Charge, and --Partial Withdrawal Fee"). We ordinarily mail surrender and withdrawal proceeds to the Policyowner within seven days after we receive a signed request at our Variable Product Service Center, although we may postpone payments under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

   FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Policy via facsimile.

       - Facsimile requests must be directed to 1-515-226-6870 at our Variable Product Service Center. We are not liable for the timely processing of any misrouted facsimile request.

       - A request must identify your name and Policy number. We may require your address or social security number be provided for verification purposes.

       - We will compare your signature to your original Policy application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

       - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Variable Product Service Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

       - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

       - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

          CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a written request to our Variable Product Service Center. We are not liable for any processing delays related to a failure of the telephone system.

       - We reserve the right to deny any transaction request made by facsimile.

   We may terminate this privilege at any time.

   SURRENDERS. The amount payable upon surrender of the Policy is the Cash Surrender Value less any Policy Debt as of the Monthly Deduction Day on or following receipt of your request. We may pay that amount in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.) If you surrender the entire Policy, all insurance in force will terminate and you cannot reinstate the Policy. See "FEDERAL TAX MATTERS" for a discussion of the tax consequences associated with surrenders. The Surrender Charge will be deducted from the amount surrendered during the first ten Policy Years.

   PARTIAL WITHDRAWALS. After the first Policy Year, while your Policy is in force, you may obtain a portion of the Policy's Cash Surrender Value as a partial withdrawal from the Policy. A partial withdrawal cannot exceed an amount equal to (a) minus (b) where:

        (a) is the Cash Surrender Value; and

        (b) is the sum of:

            (1) an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the partial withdrawal; plus

            (2)  any Policy Loans; plus

            (3)  the Partial Withdrawal Fee.

   We deduct the Partial Withdrawal Fee from the amount of the partial withdrawal. You may request that we pay the proceeds of a partial surrender in a lump sum or under one of the payment options specified in the Policy. (See "ADDITIONAL POLICY PROVISIONS--Payment Options" in the Statement of Additional Information.)

   We will allocate a partial withdrawal (together with the Partial Withdrawal
   Fee) among the Subaccounts and the Declared Interest Option in accordance with your written instructions. If we do not receive any such instructions with the request for partial withdrawal, we will allocate the partial withdrawal among the Subaccounts and the Declared Interest Option in the same proportion that the Accumulated Value in each of the Subaccounts and the Accumulated Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Accumulated Value, reduced by any outstanding Policy Debt, on the date we receive the request at our Variable Product Service Center.

   Partial withdrawals will affect both the Policy's Accumulated Value and the death proceeds payable under the Policy. (See "POLICY BENEFITS--Death Proceeds.")

       - The Policy's Accumulated Value will be reduced by the amount of the partial withdrawal.

       - If the death benefit payable under either death benefit option both before and after the partial withdrawal is equal to the Accumulated Value multiplied by the specified amount factor set forth in the Policy, a partial withdrawal will result in a reduction in death proceeds equal to the amount of the partial withdrawal, multiplied by the specified amount factor then in effect.

       - If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial withdrawal.

   If Option A is in effect at the time of the withdrawal, there will be no effect on Specified Amount. If Option B is in effect at the time of withdrawal, the partial withdrawal will reduce the Policy's Specified Amount by the amount of Accumulated Value withdrawn. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial withdrawal may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial withdrawal, as published by the Company. As a result, we will not process any partial withdrawal that would reduce the Specified Amount below this minimum.

   If increases in the Specified Amount previously have occurred, a partial withdrawal will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial withdrawal may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial withdrawal, see "FEDERAL TAX MATTERS."

   NET ACCUMULATED VALUE. Net Accumulated Value equals the Policy's Accumulated Value reduced by any outstanding Policy Debt and increased by any unearned loan interest.

   On the Business Day coinciding with or immediately following the earlier of the date we receive notice at our Variable Product Service Center that you have received the Policy, or 25 days after the Delivery Date, we will automatically transfer the Accumulated Value (all of which is in the Declared Interest Option) among the Subaccounts and the Declared Interest Option in accordance with your percentage allocation instructions. At the end of each Valuation Period thereafter, the Accumulated Value in a Subaccount will equal:

       - The total Subaccount units represented by the Accumulated Value at the end of the preceding Valuation Period, multiplied by the Subaccount's unit value for the current Valuation Period; PLUS

       - Any Net Premiums received during the current Valuation Period which are allocated to the Subaccount; PLUS

       - All Accumulated Values transferred to the Subaccount from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

       - All Accumulated Values transferred from the Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

       -  All partial withdrawals (and any portion of the Partial Withdrawal
          Fee) from the Subaccount during the current Valuation Period; MINUS

       - The portion of any monthly deduction charged to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

   The Policy's total Accumulated Value in the Variable Account equals the sum of the Policy's Accumulated Value in each Subaccount.

   UNIT VALUE. Each Subaccount has a Unit Value. When you allocate Net Premiums or transfer other amounts into a Subaccount, we purchase a number of units based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation or transfer is made. Likewise, when amounts are transferred out of a Subaccount, units are redeemed on the same basis. On any day, a Policy's Accumulated Value in a Subaccount is equal to the number of units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

TRANSFERS

   The following features apply to transfers under the Policy:

       - You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year; however, you may only make one transfer per Policy Year between the Declared Interest Option and the Variable Account.

       - You may make transfers by written request to our Variable Product Service Center or, if you elected the "Telephone Transfer Authorization" on the supplemental application, by calling the Variable Product Service Center toll-free at the phone number shown on the cover of the Prospectus. We reserve the right to suspend telephone transfer privileges at any time. We will use reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

          CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to our Variable Product Service Center.

       - The amount of the transfer must be at least $100; or if less than $100, the total Accumulated Value in the Subaccount or in the Declared Interest Option (reduced, in the case of the Declared Interest Option, by any outstanding Policy Debt). The Company may, at its discretion, waive the $100 minimum requirement.

       - We process transfers at the Unit Values next determined after we receive your request at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the Unit Values calculated as of 3:00 p.m. central time on the following Business Day. We treat telephone requests as having been received based upon the time noted at the beginning of the transmission.

       - The Company waives the transfer fee for the first twelve transfers during a Policy Year.

       - We may assess a transfer charge up to of $25 for the 13th and each subsequent transfer in a Policy Year. (The transfer charge is currently $10.) We will deduct the transfer charge from the amount transferred unless you submit payment for the charge at the time of your request. Once we issue a Policy, we will not increase this charge. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

       - For purposes of these limitations and charges, we consider all transfers effected on the same day as a single transfer.

   DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Net Premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your Net Premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

   In order to establish this program, you must elect this option on your initial application or complete and submit the applicable request form at a later date, and have money available in a single "source account." Provided there is no outstanding Policy Debt, we will automatically transfer equal amounts from the source account to your designated "target accounts" each month.

       -  The minimum amount of each transfer is $100.

       - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

       - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

       - We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

       - Each dollar cost averaging transfer counts against the twelve free transfer limit in a Policy Year. All transfers made on the same date count as one transfer.

       - The one transfer limit between the Declared Interest Option and the Variable Account is waived under this program.

       - There is no charge to participate in this program. We reserve the right to discontinue this program at any time.

   ADDITIONAL LIMITATIONS ON TRANSFERS. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Policyowner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the Investment Options.

   Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

   For the reasons discussed, frequent transfers by a Policyowner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Policyowners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Policyowners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

   If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Policyowners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging program.

   If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Policyowners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

       -  discontinuing your telephone transfer privileges;

       - requiring you to make your transfer requests in writing through the U.S. Postal Service;

       -  refusing a transfer request;

       -  restricting your right to make transfers for a period of time;

       -  requiring a minimum period of time between each transfer; and

       -  limiting the amount that you may transfer at anyone time.


   Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts and variable insurance policies ("variable contracts") and separate accounts it is possible that some Policyowners may engage in frequent transfer activity while others may bear the harm associated with such activity. Please note that the limits and restrictions described here are subject to COUNTRY's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Policyowners or intermediaries acting on behalf of Policyowners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Policy.


   We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Policyowners, other persons with material rights under the Policies, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Policyowners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

   The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor Policyowners' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Policyowners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.


   Policyowners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Policyowners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including COUNTRY, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Policyowners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the COUNTRY's ability to satisfy its contractual obligations to Policyowners.


   We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policyowners.

   In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

LOAN BENEFITS

   POLICY LOANS. So long as the Policy remains in force and has a positive Cash Surrender Value, you may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   The maximum loan amount you may take is an amount that, when added to any existing Policy Loan, does not exceed the Cash Surrender Value on the date of the Policy Loan less an amount sufficient to keep the Policy in force to the third Monthly Deduction Day following the date of the Policy Loan. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

   During any time that there is outstanding Policy Debt, we will treat payments you make first as payment of outstanding Policy Debt, unless you indicate that we should treat the payment otherwise. Where no indication is made, we will treat as a premium payment any portion of a payment that exceeds the amount of any outstanding Policy Debt.

   ALLOCATION OF POLICY LOAN. When you take a Policy Loan, we segregate an amount equal to the Policy Loan (including interest) within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Accumulated Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, we will transfer the difference from the Subaccounts of the Variable Account, which have Accumulated Value, in the same proportions that the Policy's Accumulated Value in each Subaccount bears to the Policy's total Accumulated Value in the Variable Account. We will determine Accumulated Values as of the end of the Valuation Period during which we receive the request for the Policy Loan at the Variable Product Service Center.

   We normally will mail loan proceeds to you within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.")

   Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. This rate may be different than that used for other amounts within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

   LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. The maximum annual loan interest rate we charge is guaranteed not to exceed 7.4% per year in advance (an effective annual rate of 8%). We may elect to change the interest rate at any time, of which you will be notified. The new rate will take effect on the Policy Anniversary coinciding with, or next following, the date the rate is changed.

   EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. We will credit all amounts held in the Declared Interest Option as security for Policy Debt with interest on each Monthly Deduction Day at an effective annual rate equal to or greater than 4% as determined and declared by the Company. We will not credit additional interest to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

   For Policies that have been in force ten years, we may allow a loan spread of 0% on a loan in an amount equal to or less than the gain under the Policy.

   Even though you may repay Policy Debt in whole or in part at any time while the Policy is still in force, Policy Loans will affect the Accumulated Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Accumulated Value was transferred is less than or greater than the interest rates actually credited to the Accumulated Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Accumulated Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be higher where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

   POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Accumulated Value, which is equal to Accumulated Value less Policy Debt. If Net Cash Surrender Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction"), we will notify you. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--Lapse"), you must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore, the greater the Policy Debt under a Policy, the more likely it would be to lapse.

   REPAYMENT OF POLICY DEBT. You may repay Policy Debt in whole or in part any time during the Insured's life so long as the Policy is in force. We subtract any outstanding Policy Debt from the death benefit payable at the Insured's death or from Accumulated Value upon complete surrender. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon partial or full repayment of Policy Debt, we will no longer segregate within the Declared Interest Option the portion of the Accumulated Value securing the repaid portion of the Policy Debt, but that amount will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner. We will notify you when your Policy Debt is repaid in full.

   For a discussion of the tax consequences associated with Policy Loans and lapses, see "FEDERAL TAX MATTERS."

DEATH PROCEEDS

   So long as the Policy remains in force, the Policy provides for the payment of death proceeds upon the death of the Insured.

       - You may name one or more primary Beneficiaries or contingent Beneficiaries and we will pay proceeds to the primary Beneficiary or a contingent Beneficiary.

       - If no Beneficiary survives the Insured, we will pay the death proceeds to the Policyowner or his estate. We may pay death proceeds in a lump sum or under a payment option. (See "ADDITIONAL POLICY
          PROVISIONS--Payment Options" in the Statement of Additional Information.)

   To determine the death proceeds, we will reduce the death benefit by any outstanding Policy Debt and increase it by any unearned loan interest and any premiums paid after the date of death. We will ordinarily mail proceeds within seven days after receipt by the Company of Due Proof of Death. We may postpone payment, however, under certain circumstances. (See "ADDITIONAL INFORMATION--Postponement of Payments.") We pay interest on those proceeds, at an annual rate of no less than 3% or any rate required by law, from the date of death to the date payment is made.

   DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death. We will determine Accumulated Value as of the end of the Business Day coinciding with or immediately following the date of death.

   Under Option A, the death benefit will be equal to the greater of:

        (1) the sum of the current Specified Amount and the Accumulated Value, or

        (2) the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

   Under Option A, the death proceeds will always vary as the Accumulated Value varies (but will never be less than the Specified Amount). If you prefer to have favorable investment performance and additional premiums reflected in increased death benefits, you generally should select Option A.

   Under Option B, the death benefit will be equal to the greater of:

       -  the current Specified Amount, or

       - the Accumulated Value multiplied by the specified amount factor for the Insured's Attained Age.

   Under Option B, the death benefit will remain level at the Specified Amount unless the Accumulated Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Accumulated Value varies. If you are satisfied with the amount of your insurance coverage under the Policy and prefer to have favorable investment performance and additional premiums reflected in higher Accumulated Value rather than increased death benefits, you generally should select Option B.

   Appendix A in the Statement of Additional Information shows examples illustrating Option A and Option B. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B.

   Whether you choose Option A or Option B, you will always be guaranteed a minimum death benefit that is equal to the Specified Amount. After age 100, the death benefit will be equal to the greater of the Accumulated Value or Specified Amount.

   CHANGING THE DEATH BENEFIT OPTION. You may change the death benefit option in effect at any time by sending a written request to us at our Variable Product Service Center. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date we approve the change. A change in death benefit options may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   If you change the death benefit option from Option A to Option B, the death benefit will not change and the current Specified Amount will be increased by the Accumulated Value on the effective date of the change. If you change the death benefit option from Option B to Option A, we will reduce the current Specified Amount by an amount equal to the Accumulated Value on the effective date of the change. You may not make a change in the death benefit option if it would result in a Specified Amount which is less than $50,000 or the minimum Specified Amount in effect at the time, if less then $50,000, or if after the change the Policy would no longer qualify as life insurance under federal tax law.

   We impose no charges in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

   CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, you may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, you must send us a written request at our Variable Product Service Center. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect your cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums--PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

   Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date we approve the request. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than $50,000 or the minimum Specified Amount in effect at the time, if less than $50,000. A Specified Amount decrease will not reduce the Surrender Charge.

   To apply for an increase, you must provide us with evidence of insurability we deem satisfactory. Any approved increase will become effective on the effective date shown on the supplemental Policy schedule. An increase will not become effective, however, if the Policy's Cash Surrender Value on the effective date, less Policy Debt, would not be sufficient to cover the next monthly deduction.

ACCELERATED PAYMENTS OF DEATH PROCEEDS

   In the event that the Insured becomes terminally ill (as defined below), you may (if residing in a state that has approved such an endorsement), by written request and subject to the conditions stated below, have COUNTRY pay all or a portion of the accelerated death benefit immediately to you. If not attached to the Policy beforehand, we will issue an accelerated death benefit endorsement providing for this right.

   For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 24 months or less.

   The accelerated death benefit is equal to the Policy's death benefit as described on page 3, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by COUNTRY on the Insured), less an amount representing a discount for 12 months at an interest rate declared by us as of the date of the request, a reduction for any outstanding policy loans, premiums due and a processing fee of $250. The interest rate declared by us will not exceed the greater of: (1) the yield on the 90 day Treasury bill as of the date of your request; and (2) the maximum loan interest rate under the Policy. The accelerated death benefit does not include the amount of any benefit payable under a rider that covers the life of someone other than the Insured. Adding this Endorsement to a Policy or requesting an accelerated death benefit under this Endorsement may have tax consequences (see "FEDERAL TAX MATTERS").

ADDITIONAL INSURANCE BENEFITS

   Subject to certain requirements, you may add one or more of the following additional insurance benefits to a Policy by rider:

       - Disability Waiver of Monthly Deduction. This rider provides that, in the event of the Insured's total disability (as defined in the rider) before the Policy Anniversary on which the Insured is age 60 and continuing for at least 180 days, the Company will waive the monthly deduction until the end of the disability. The rider terminates on the earliest of: (1) the Policy Anniversary on which the Insured is age 60 unless the Insured is totally disabled, then upon recovery from the disability; (2) surrender, lapse or other termination of the Policy; or (3) upon Written Notice to our Variable Product Service Center. If you elect this rider, we will add a monthly cost of insurance charge based on a separate schedule of rates.

       - Spouse Insurance. This rider provides term insurance coverage on the life of the Insured's spouse. If you elect this rider, we will increase the monthly deduction. The amount of the increase will be based on the cost of insurance rate for the Insured's spouse multiplied by the amount of term insurance coverage under the rider.

       - Children's Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, until the earliest of: (1) cancellation or conversion of the Policy or rider; (2) lapse of the Policy; (3) the insured child reaches age 23 or is otherwise no longer eligible for coverage; or (4) expiration or termination of the Policy. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance the Company offers. If you elect this rider, we will add a monthly charge.

       - Guaranteed Insurance Option. This rider allows the coverage on the Insured under the Policy to be increased up to seven times without new evidence of insurability. If this rider is added, the monthly deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. If you elect this rider, we will add a monthly charge.

   We will deduct the cost of any additional insurance benefits as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS--Monthly
   Deductions--ADDITIONAL INSURANCE BENEFITS.") You may obtain detailed information concerning available riders, and their suitability for inclusion in your Policy, from the registered representative selling the Policy.

CHARGES AND DEDUCTIONS

   We deduct certain charges in connection with the Policy to compensate us for
   (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The nature and amount of these charges are described more fully below.

PREMIUM EXPENSE CHARGE

   Before allocating Net Premiums among the Subaccounts and the Declared Interest Option, we reduce premiums paid by a premium expense charge. The premium less the premium expense charge equals the Net Premium.

   The premium expense charge is guaranteed not to exceed 6% of each premium payment. It is used to compensate us for expenses incurred in distributing the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising costs and charges we consider necessary to pay all taxes imposed by states and subdivisions thereof (which currently range from 1% to 3%). Because we include any state premium taxes in the premium expense charge, the amount paid by a Policyowner is generally an average of premium tax amounts charged by the states. As a result, you may pay more premium tax than is required in your state of residence.

MONTHLY DEDUCTION

   We deduct certain charges monthly from the Accumulated Value of each Policy ("monthly deduction") to compensate us for the cost of insurance coverage and any additional benefits added by rider (see "ADDITIONAL INSURANCE BENEFITS" in the Statement of Additional Information), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs. We deduct the monthly deduction on the Policy Date and on each Monthly Deduction Day. We deduct it from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Accumulated Value in the Declared Interest Option and the Policy's Accumulated Value in each Subaccount bear to the total Net Accumulated Value of the

   Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, we determine Accumulated Values as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

   We make the monthly deduction on the Business Day coinciding with or immediately following each Monthly Deduction Day and it will equal:

       -  the cost of insurance for the Policy; plus

       -  the cost of any optional insurance benefits added by rider; plus

       -  the monthly expense charge; plus

       -  the monthly unit charge.

   COST OF INSURANCE. This charge is designed to compensate us for the anticipated cost of paying death proceeds to Beneficiaries. We determine the cost of insurance on a monthly basis, and may determine it separately for the initial Specified Amount and for any subsequent increases in Specified Amount. We will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month. We may realize a profit from this charge and may use such profit for any lawful purpose, including paying our distribution expenses.

   NET AMOUNT AT RISK. The net amount at risk may be affected by investment performance, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals and decreases in Specified Amount. Under Option A, the net amount at risk for a Policy Month is equal to ((a) plus (c)) divided by (b), minus (c); and under Option B, the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

        (a) is the Specified Amount;

        (b) is 1.0032737(1); and

        (c) is the Accumulated Value.

   We determine the Specified Amount and the Accumulated Value as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

   We may determine the net amount at risk separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, we first consider the Accumulated Value a part of the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount, we will consider it to be a part of any increase in the Specified Amount in the same order as the increases occurred.

   COST OF INSURANCE RATE. We base the cost of insurance rate for the initial Specified Amount on the Insured's sex, underwriting class and Attained Age. For any increase in Specified Amount, we base the cost of insurance rate on the Insured's sex, underwriting class and age at last birthday on the effective date of the increase. Actual cost of insurance rates may change and we will determine the actual monthly cost of insurance rates by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and underwriting class whose Policies have been in force the same length of time.

   The cost of insurance rates generally increase as the Insured's Attained Age increases. The underwriting class of an Insured also will affect the cost of insurance rate. The Company currently

----------
(1) Dividing by this number reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate fo 4%.

   places Insureds into a standard underwriting class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard underwriting class will have a lower cost of insurance rate than those in underwriting classes involving higher mortality risk. The standard underwriting class is also divided into two categories: tobacco and non-tobacco. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco. The Company may offer preferred and preferred-plus classes in addition to the standard tobacco and non-tobacco classes. Insureds who fall under a preferred or preferred-plus class will generally have a lower cost of insurance rate than Insureds who receive a standard classification. (An Insured must meet more stringent medical requirements than those established for the preferred class in order to qualify for the Company's preferred-plus class of insurance rates.)

   We determine the cost of insurance rate separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, we apply the rate for the underwriting class on the Policy Date to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, we use the rate for the underwriting class applicable to the increase. However, if we calculate the death benefit as the Accumulated Value times the specified amount factor, we will use the rate for the underwriting class for the most recent increase that required evidence of insurability for the amount of death benefit in excess of the total Specified Amount.

   ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "ADDITIONAL INSURANCE BENEFITS.")

   The following riders are available under the Policy:

       - Disability Waiver of Monthly Deduction. This rider provides that, subject to certain conditions, the Company will waive the monthly deduction on your Policy.

       - Spouse Insurance. This rider provides term insurance coverage on the life of the Insured's spouse.

       - Children's Insurance. This rider provides term insurance coverage on each of the Insured's eligible children, subject to certain conditions.

       - Guaranteed Insurance Option. This rider provides coverage on the Insured to be increased up to seven times without new evidence of insurability.

   MONTHLY EXPENSE CHARGE. We have primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash withdrawals, surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, we assess a $10 Monthly Expense Charge in the first Policy Year and $6 per Policy Month in the second and subsequent Policy Years against each Policy. We guarantee this charge will not exceed $10 per Policy Month.

   MONTHLY UNIT CHARGE. The Monthly Unit Charge will compensate us for underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The Monthly Unit Charge is assessed during the first fifteen Policy Years. This charge is an amount per $1,000 of Specified Amount and varies based on the Insured's underwriting class. We guarantee this charge will not exceed $0.15 per $1,000 of Specified Amount per Policy Month.

TRANSFER CHARGE

   The Company waives the transfer charge for the first twelve transfers during a Policy Year. We may impose a transfer charge of up to $25 for the thirteenth and each subsequent transfer in a Policy Year to compensate us for the costs in making the transfer. (The transfer charge is currently $10.)

       -  We will deduct the transfer charge from the amount transferred.

       - We will not impose a transfer charge on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Accumulated Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

   Currently, there is no charge for changing the Net Premium allocation instructions.

PARTIAL WITHDRAWAL FEE

   Upon partial withdrawal from a Policy, we assess a charge equal to the lesser of $25 or 2% of the Accumulated Value withdrawn to compensate us for costs incurred in accomplishing the withdrawal. We deduct this fee from the amount withdrawn.

SURRENDER CHARGE

   We apply a Surrender Charge during the first ten Policy Years. This charge is an amount per $1,000 of Specified Amount which declines to $0 in the eleventh year and varies based on the age, sex, underwriting class and Policy Year. We have listed below the maximum Surrender Charge per $1,000 of Specified Amount for select ages in various underwriting classes in the first Policy Year.

        ISSUE AGE     MALE, STANDARD TOBACCO    FEMALE, STANDARD TOBACCO
        ----------------------------------------------------------------
            30                      $    9.70                   $   7.80
            50                      $   28.53                   $  21.83
            70                      $   48.78                   $  48.59

   The maximum Surrender Charge for any Policy is $50.28 per $1,000 of Specified Amount. (See "APPENDIX B--Maximum Surrender Charges" in the Statement of Additional Information.) The Surrender Charge is level within each Policy Year. The Surrender Charge will be deducted from the amount surrendered.

ADDITIONAL CHARGES

   FEDERAL TAXES. Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS.")

   INVESTMENT OPTION EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by each Investment Option. The investment advisory fee and other expenses applicable to each Investment Option are listed on pages 10-12 and described in the prospectus for each Investment Option.

   COMPENSATION. For information concerning compensation paid for the sale of the Policies, see "DISTRIBUTION OF THE POLICIES."

THE DECLARED INTEREST OPTION

   You may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option, which is part of the General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Declared Interest Option's assets. We bear the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option may be credited interest daily at a net effective annual interest rate of at least 4%. These amounts, after charges and deductions, are also guaranteed. We determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

   The Declared Interest Option will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Declared Interest Option may be credited with different current interest rates. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

   Because of exemptive and exclusionary provisions, we have not registered interests in the Declared Interest Option under the Securities Act of 1933 and we have not registered the Declared Interest Option as an investment company under the Investment Company Act of 1940. Accordingly, neither the Declared Interest Option nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Declared Interest Option. Disclosures regarding the Declared Interest Option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Please refer to the Policy and Statement of Additional Information for complete details regarding the Declared Interest Option.

TRANSFERS, PARTIAL WITHDRAWALS, SURRENDERS AND POLICY LOANS

   You may transfer amounts between the Subaccounts and the Declared Interest Option. Only one transfer between the Variable Account and the Declared Interest Option is permitted in each Policy Year. We may impose a transfer charge in connection with such transfer (see "CHARGES AND DEDUCTIONS--Transfer Charge"). No more than 50% of the Net Accumulated Value in the Declared Interest Option may be transferred from the Declared Interest Option at any one time unless the balance in the Declared Interest Option immediately after the transfer would be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, you may transfer the full Net Accumulated Value in the Declared Interest Option. We may refuse to process a transfer request from the Declared Interest Option that would reduce the Accumulated Value in the Declared Interest Option to an amount less than the amount of any outstanding loans under the Policy. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time.

   We may delay transfers, payment of partial withdrawals and surrenders from, and payments of Policy Loans allocated to, the Declared Interest Option for up to six months.

GENERAL PROVISIONS

CHANGE OF PROVISIONS

   We reserve the right to change the Policy, in the event of future changes in the federal tax law, to the extent required to maintain the Policy's qualification as life insurance under federal tax law.

   Except as provided in the foregoing paragraph, no one can change any part of the Policy except the Policyowner and the President, a Vice President, the Secretary, an Assistant Secretary or the Actuary of the Company. Both must agree to any change and such change must be in writing. No agent may change the Policy or waive any of its provisions.

OWNERSHIP

   The Policy belongs to the Policyowner. The original Policyowner is the person named as owner in the application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy. During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy. Changing the Policyowner may have tax consequences.

   Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

THE BENEFICIARY

   The Policyowner designates the primary Beneficiaries and secondary Beneficiaries in the application. If changed, the primary Beneficiary or secondary Beneficiary is as shown in the latest change filed with the Company. One or more primary or secondary Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

   Unless a payment option is chosen, we will pay the proceeds payable at the Insured's death in a lump sum to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we will pay the proceeds to the contingent Beneficiary. If no Beneficiary survives the Insured, we will pay the proceeds to the Policyowner or the Policyowner's estate.

CHANGE OF ADDRESS

   We confirm all Policyowner change of address requests by sending a confirmation to both the old and new addresses.

DISTRIBUTION OF THE POLICIES

   We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company ("COUNTRY Capital") for the distribution and sale of the Policies. COUNTRY Capital may sell the Policies through its registered representatives, or through other broker-dealers ("selling firms") that have entered into a selling agreement with COUNTRY Capital.


   COUNTRY Capital receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Policy assets allocated to the Investment
   Option: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.


   We pay commissions to COUNTRY Capital for the sale of the Policies by its registered representatives as well as by selling firms. The maximum commissions payable for Policy sales by COUNTRY Capital will be 60% of premiums paid up to Target Premium and 3% of premiums paid in excess of Target Premium in the first Policy Year and 3% of premiums paid in each Policy Year after the first Policy Year. We also pay a persistency bonus based on premiums paid in the first Policy Year.

   COUNTRY Capital passes through all commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Policy unassigned to a Registered Representative, and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is given an allowance by the Company for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.

   Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits, such as bonuses, insurance benefits and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, payment for travel, lodging, prizes and awards, which may include entertainment, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. COUNTRY Capital's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, which may include payments made for the recruitment and training of personnel, and similar services.

   A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. Sales charges deducted from premium payments, as well as proceeds from the Surrender Charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the owners of the Variable Account.

   See "DISTRIBUTION OF THE POLICIES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Policies.

   Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

FEDERAL TAX MATTERS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

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TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy should generally satisfy the applicable requirements. There is less guidance, however, with respect to a Policy with a spouse or child term rider attached, and it is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

   In some circumstances, Policyowners who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policyowner should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modifications be necessary to prevent Policyowners from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Subaccounts be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. The Company believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each Policyowner or beneficiary. A tax adviser should be consulted on these consequences.

   Generally, a Policyowner will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if, at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial withdrawal), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If at any time there is a "material change" in the Policy's benefits or other terms at any time, the Policy may have to be re-tested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was

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   payable in the first seven Policy Years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax adviser to determine whether a transaction will cause the Policy to be classified as a MEC.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

        (1) All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policyowner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policyowner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary or designated beneficiary.

        (4) If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC, including surrenders and partial withdrawals, are generally treated first as a recovery of the Policyowner's investment in the Policy, and only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a MEC will generally not be treated as taxable distributions. However, the tax treatment of a loan taken out of a Policy where there is no spread (difference between the interest rate charged to you and the interest rate credited to amounts securing the loan), as the case may be on loans for Policies in force ten years or more, or a minimal spread is unclear. You should consult your tax adviser about any such loan.

   Finally, neither distributions from, nor loans from or secured by, a Policy that is not a MEC are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy Loan will not be deductible. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. Before taking out a Policy Loan, you should consult your tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All MECs that are issued by the Company (or its affiliates) to the same Policyowner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policyowner's income when a taxable distribution occurs.

   ACCELERATED BENEFITS. COUNTRY believes that for federal income tax purposes, an accelerated benefit payment received under an accelerated benefit endorsement should be fully excludable from the gross income of the beneficiary, except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this Endorsement to a Policy or requesting an accelerated benefit payment under this Endorsement.

   CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

   EXCHANGES. The Company believes that an exchange of a fixed-benefit policy issued by the Company for a Policy generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to an amount of such loan (including any due and unpaid interest on such loan). An exchanging Policyowner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have adverse tax consequences.

   OTHER POLICYOWNER TAX MATTERS. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


   NON-INDIVIDUAL POLICYOWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

   SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


   Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Policyowner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Policyowner was not the Insured, the fair market value of the Policy would be included in the Policyowner's estate upon the Policyowner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policyowner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

   ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


   LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance Policy purchase.


POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

TAXATION OF THE COMPANY

   At the present time, the Company makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Variable Account or to the policies. The Company reserves the right to charge the Subaccounts of the Variable Account for any future taxes or economic burden the Company may incur.

ADDITIONAL INFORMATION

VOTING RIGHTS

   To the extent required by law, the Company will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that it is permitted to vote the Fund shares in its own right, we may elect to do so.

   The number of votes which a Policyowner has the right to instruct are calculated separately for each Subaccount and are determined by dividing the Policy's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Investment Option in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Investment Option which you have the right to instruct will be determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by each Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Investment Option.

   The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast on a matter.

   Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

POSTPONEMENT OF PAYMENTS

   The Company will usually mail the proceeds of complete surrenders, partial withdrawals and Policy Loans within seven days after we receive your signed request at our Variable Product Service Center. We will usually mail death proceeds within seven days after receipt of Due Proof of Death. However, we may postpone payment of any amount upon complete surrender or partial withdrawal, payment of any Policy Loan and payment of death proceeds whenever:

       - the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

       - the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

       - an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

   We also may postpone transfers under these circumstances.

   Payments under the Policy which are derived from any amount paid to the Company by check or draft may be postponed until such time as the Company is satisfied that the check or draft has cleared the bank upon which it is drawn.

   If mandated under applicable law, the Company may be required to block a Policyowner's account and thereby refuse to pay any request for transfer, partial withdrawal, complete surrender, loan or death proceeds until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your account to government regulators.

LEGAL PROCEEDINGS

   The Company, like other insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, the ability of COUNTRY Capital to perform its contract with the Variable Account or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

   The statutory-basis financial statements of COUNTRY Investors Life
   Assurance Company as of December 31, 2004 and 2003 and for the years then ended have been audited by Ernst & Young LLP, an independent registered public accounting firm and along with the report of an independent registered public accounting firm are contained in the Statement of Additional Information. Likewise, the audited statements of assets and liabilities of the Variable Account as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2004 as disclosed in the financial statements, as well as the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

   The Company's financial statements should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


STATEMENT OF ADDITIONAL INFORMATION


   The Statement of Additional Information (the "SAI") contains more detailed information about the Policies than is contained in this Prospectus. The SAI is incorporated by reference into this Prospectus and is legally part of this Prospectus. The table of contents for the SAI appears on the last page of this Prospectus. For a free copy of the SAI, please call us toll-free at 1-888-349-4658, or write us at 1701 N. Towanda Avenue, Bloomington, Illinois 61702-2000. We will mail the SAI to you by first-class mail within 3 business days of our receipt of your request.

   You may also call us toll-free or write to us if you wish to receive a personalized illustration of your Policy's death benefit, Accumulated Value and Net Cash Surrender Value, to request additional information and to ask questions about your Policy.

   The SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

              Investment Company Act of 1940, File Number 811-21394

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GLOSSARY

ACCUMULATED VALUE: The total amount invested under the Policy. It is the sum of the values of the Policy in each Subaccount of the Variable Account plus the value of the Policy in the Declared Interest Option.

ATTAINED AGE: The Insured's age on his or her last birthday on the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY: The person or entity the Policyowner named in the application, or by later designation, to receive the death proceeds upon the Insured's death.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CASH SURRENDER VALUE: The Accumulated Value minus the Surrender Charge.

COMPANY, WE, US, OUR: COUNTRY Investors Life Assurance Company.

DECLARED INTEREST OPTION: A part of the Company's General Account. Policyowners may allocate Net Premiums and transfer Accumulated Value to the Declared Interest Option. The Company credits Accumulated Value in the Declared Interest Option with interest at an annual rate guaranteed to be at least 4%.

DELIVERY DATE: The date when the Company issues the Policy and mails it to the Policyowner.

DUE PROOF OF DEATH: Proof of death that is satisfactory to the Company. Such proof may consist of the following:

   (a) a certified copy of the death certificate;

   (b) a certified copy of a court decree reciting a finding of death;

   (c) the Beneficiary's statement of election;

   (d) a copy of the Beneficiary's Form W-9; or

   (e) any other proof satisfactory to the Company.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Variable Account invests.

GENERAL ACCOUNT: The assets of the Company other than those allocated to the Variable Account or any other separate account.

GRACE PERIOD: The 61-day period (31-day period in certain states) beginning on the date we send notice to the Policyowner that Net Accumulated Value or Net Surrender Value is insufficient to cover the monthly deduction.

INSURED: The person upon whose life the Company issues a Policy.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

MONTHLY DEDUCTION DAY: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day immediately following the Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ACCUMULATED VALUE: The Accumulated Value of the Policy reduced by any outstanding Policy Debt and increased by any unearned loan interest.

NET PREMIUM: The amount of premium remaining after we deduct the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge").

NET CASH SURRENDER VALUE: The Cash Surrender Value minus any Policy Debt plus any unearned loan interest.

PARTIAL WITHDRAWAL FEE: A fee we assess at the time of any partial withdrawal equal to the lesser of $25 or 2% of the Accumulated Value withdrawn.

POLICY: The flexible premium variable life insurance policy we offer and describe in this Prospectus, the Policy application, any supplemental applications and any endorsements or additional benefit riders or agreements.

POLICY ANNIVERSARY: The same date in each year as the Policy Date.

POLICY DATE: The date set forth on the Policy data page which we use to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT: The sum of all outstanding Policy Loans and any due and unpaid Policy Loan interest.

POLICY LOAN: An amount the Policyowner borrows from the Company using the Policy as the sole security.

POLICY MONTH: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER, YOU, YOUR: The person who owns a Policy. The Policyowner is named in the application.

POLICY YEAR: A twelve-month period that starts on the Policy Date or on a Policy Anniversary.

SPECIFIED AMOUNT: The minimum death benefit payable under a Policy so long as the Policy remains in force. The Specified Amount as of the Policy Date is set forth on the data page in each Policy.

SUBACCOUNT: A subdivision of the Variable Account which invests exclusively in shares of a designated Investment Option of a Fund.

SURRENDER CHARGE: A charge we assess at the time of any surrender during the first ten Policy Years.

TARGET PREMIUM: A premium amount specified by the Company. We use this amount to calculate the premium expense charge. We also use the Target Premium to calculate registered representatives' compensation.

UNIT VALUE: The value determined by dividing each Subaccount's net assets by the number of units outstanding at the time of calculation.

VALUATION PERIOD: The period between the close of business (3:00 p.m. central time) on a Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT: COUNTRY Investors Variable Life Account, a separate investment account the Company established to receive and invest the Net Premiums paid under the Policies.

VARIABLE PRODUCT SERVICE CENTER: The Company's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or P.O. Box 9239, Des Moines, Iowa 50306.

WRITTEN NOTICE: A written request or notice signed by the Policyowner on a form satisfactory to the Company which the Company receives at our Variable Product Service Center.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                                 PAGE
                                                                              ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                  1
       COUNTRY Investors Life Assurance Company                                        1
       State Regulation of the Company                                                 1
       Safekeeping of the Variable Account's Assets                                    1
       Material Irreconcilable Conflicts                                               1
ADDITIONAL POLICY PROVISIONS                                                           2
       The Policy                                                                      2
       Special Transfer Privilege                                                      2
       Assignment                                                                      2
       Changing the Policyowner or Beneficiary                                         2
       Incontestability                                                                2
       Misstatement of Age or Sex                                                      3
       Suicide Exclusion                                                               3
       Continuance of Insurance                                                        3
       Annual Report                                                                   3
       Policy Loans                                                                    3
       Voting Rights                                                                   4
       Nonparticipation                                                                4
       Ownership of Assets                                                             4
       Written Notice                                                                  4
       Settlement Options                                                              4
       Employment-Related Benefit Plans                                                5
       Accelerated Payment of Death Proceeds                                           6
FINANCIAL STATEMENTS                                                                   7
THE DECLARED INTEREST OPTION                                                           7
       General Description                                                             7
       Declared Interest Option Accumulated Value                                      7
CALCULATION OF VALUES                                                                  8
       Accumulated Value                                                               8
       Unit Value                                                                      8
PERFORMANCE DATA                                                                       9
       Average Annual Total Return Calculations                                        9
DISTRIBUTION OF THE POLICIES                                                           9
LEGAL MATTERS                                                                         10
EXPERTS                                                                               10
OTHER INFORMATION                                                                     11
DEATH BENEFIT OPTIONS                                                         Appendix A
MAXIMUM SURRENDER CHARGES                                                     Appendix B

                                     SAI-TOC

                       STATEMENT OF ADDITIONAL INFORMATION

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY

             Home Office:                       Variable Product Service Center:
             1701 N. Towanda Avenue             PO Box 9239
             Bloomington, Illinois 61702-2000   Des Moines, Iowa 50306
                                                1-888-349-4658

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                            FLEXIBLE PREMIUM VARIABLE
                              LIFE INSURANCE POLICY

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium variable life insurance policy (the "Policy") offered by COUNTRY Investors Life Assurance Company (the "Company"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Policy and the prospectuses for the Investment Options. The Prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling us at our address or toll-free number shown above.

                                   May 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS


                                                                                 PAGE
                                                                              ----------
GENERAL INFORMATION ABOUT THE COMPANY                                                  1
       COUNTRY Investors Life Assurance Company                                        1
       State Regulation of the Company                                                 1
       Safekeeping of the Variable Account's Assets                                    1
       Material Irreconcilable Conflicts                                               1
ADDITIONAL POLICY PROVISIONS                                                           2
       The Policy                                                                      2
       Special Transfer Privilege                                                      2
       Assignment                                                                      2
       Changing the Policyowner or Beneficiary                                         2
       Incontestability                                                                2
       Misstatement of Age or Sex                                                      3
       Suicide Exclusion                                                               3
       Continuance of Insurance                                                        3
       Annual Report                                                                   3
       Policy Loans                                                                    3
       Voting Rights                                                                   4
       Nonparticipation                                                                4
       Ownership of Assets                                                             4
       Written Notice                                                                  4
       Settlement Options                                                              4
       Employment-Related Benefit Plans                                                5
       Accelerated Payment of Death Proceeds                                           5
FINANCIAL STATEMENTS                                                                   7
THE DECLARED INTEREST OPTION                                                           7
       General Description                                                             7
       Declared Interest Option Accumulated Value                                      7
CALCULATION OF VALUES                                                                  8
       Accumulated Value                                                               8
       Unit Value                                                                      8
PERFORMANCE DATA                                                                       9
       Average Annual Total Return Calculations                                        9
DISTRIBUTION OF THE POLICIES                                                           9
LEGAL MATTERS                                                                         10
EXPERTS                                                                               11
OTHER INFORMATION                                                                     11
DEATH BENEFIT OPTIONS                                                         Appendix A
MAXIMUM SURRENDER CHARGES                                                     Appendix B

GENERAL INFORMATION ABOUT THE COMPANY

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

   COUNTRY Investors Life Assurance Company was incorporated on October 13, 1981 as a stock life insurance company in the state of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 33 states: Alaska, Arizona, Arkansas, Colorado, Delaware, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Washington, West Virginia, Wisconsin and Wyoming.

STATE REGULATION OF THE COMPANY

   The Company is subject to regulation by the Illinois Insurance Department. An annual statement is filed with the Illinois Insurance Department on or before March lst of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Illinois Insurance Department examines the liabilities and reserves of the Company and the Variable Account and certifies their adequacy, and a full examination of operations is conducted periodically by the National Association of Insurance Commissioners.

   In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

   The Company holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the General Account. We maintain records of all purchases and redemptions of shares by each Investment Option for each corresponding Subaccount. Additional protection for the assets of the Variable Account is afforded by a blanket fidelity bond issued by Zurich F&D in the amount of $10,000,000 covering all the officers and employees of the Company.

MATERIAL IRRECONCILABLE CONFLICTS

   The Funds currently sell shares: (1) to the Variable Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (2) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Policyowners arising from the sale of shares to support variable life insurance policies and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Policyowners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. (See the Fund prospectuses for more detail.)

ADDITIONAL POLICY PROVISIONS

THE POLICY

   We issue the Policy in consideration of the statements in the application and the payment of the initial premium. The Policy, the application, and any supplemental applications and endorsements make up the entire contract. In the absence of fraud, we will treat the statements made in an application or supplemental application as representations and not as warranties. We will not use any statement to void the Policy or in defense of a claim unless the statement is contained in the application or any supplemental application.

SPECIAL TRANSFER PRIVILEGE

   You may, while the Policy is in force, operate the Policy as a flexible premium fixed-benefit life insurance policy by requesting that we transfer all of the Accumulated Value in the Variable Account to the Declared Interest Option. You may exercise this special transfer privilege once each Policy Year. Once you exercise the special transfer privilege, we automatically will credit all future premium payments to the Declared Interest Option, until you request a change in allocation to convert the Policy back to a flexible premium variable life insurance policy. The Company will not impose any charge for transfers resulting from the exercise of the special transfer privilege.

ASSIGNMENT

   The Policyowner may assign the Policy as collateral security. The Company assumes no responsibility for the validity or effect of any collateral assignment of the Policy. No assignment will bind us unless in writing and until we receive notice of the assignment at our Variable Product Service Center. The assignment is subject to any payment or action we may have taken before we received notice of the assignment at our Variable Product Service Center. Assigning the Policy may have federal income tax consequences.

CHANGING THE POLICYOWNER OR BENEFICIARY

   During the Insured's lifetime, the Policyowner and the Beneficiary may be changed. To make a change, you must send a written request to us at our Variable Product Service Center. The request for the change must be in a form satisfactory to the Company and we must actually receive and record the request. The change will take effect as of the date you sign the request and will be subject to any payment made before we recorded the change. We may require return of the Policy for endorsement. Changing the Policyowner may have tax consequences.

INCONTESTABILITY

   The Policy is incontestable, except for fraudulent statements made in the application or supplemental applications, failure to pay premiums or violation of the provisions of the Aviation Exclusion provision, if applicable, after it has been in force during the lifetime of the Insured for two years from the Policy Date or date of reinstatement. Any increase in Specified Amount will be incontestable only after it has been in force during the lifetime of the Insured for two years from the effective date of the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating incontestability provisions under the new policy.

MISSTATEMENT OF AGE OR SEX

   If the Insured's age or sex was misstated in the application, we will adjust each benefit and any amount to be paid under the Policy to reflect the correct age and sex.

SUICIDE EXCLUSION

   If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the Policy Date, we will limit life insurance proceeds payable under the Policy to all premiums paid, reduced by any outstanding Policy Debt and any partial withdrawals, and increased by any unearned loan interest. If the Policy is in force and the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, we will not pay any increase in the death benefit resulting from the requested increase in Specified Amount. Instead, we will refund to the Policyowner an amount equal to the total cost of insurance applied to the increase. Depending upon individual state replacement requirements, if we replace your Policy with another life insurance policy issued by us or one of our affiliates, we will credit the amount of time you held your Policy when calculating benefits under the suicide provisions of the new policy.

CONTINUANCE OF INSURANCE

   The insurance under a Policy will continue until the earlier of:

       - the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Surrender Value is less than the monthly deduction for the following Policy Month;

       - the date the Policyowner surrenders the Policy for its entire Net Cash Surrender Value; or

       -  the death of the Insured.

   Any rider to a Policy will terminate on the date specified in the rider.

ANNUAL REPORT

   At least once each year, we will send an annual report to each Policyowner. The report will show

       -  the current death benefit,

       - the Accumulated Value in each Subaccount and in the Declared Interest Option,

       -  outstanding Policy Debt, and

       - premiums paid, partial withdrawals made and charges assessed since the last report.

   The report will also include any other information required by state law or regulation. Further, the Company will send the Policyowner the reports required by the Investment Company Act of 1940.

POLICY LOANS

   Interest is payable in advance at the time you make any Policy Loan (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. We will subtract interest payable at the time you make a Policy Loan from the loan proceeds. Thereafter, we will add interest not paid when due to the existing Policy Debt and it will bear interest at the same rate charged for Policy Loans. We will segregate the amount equal to unpaid interest within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN" in the Prospectus.)

   Because we charge interest in advance, we will add any interest that has not been earned to the death benefit payable at the Insured's death and to the Accumulated Value upon complete surrender, and we will credit it to the Accumulated Value in the Declared Interest Option upon repayment of Policy Debt.

VOTING RIGHTS

   The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of an Investment Option or to approve or disapprove an investment advisory contract for an Investment Option. In addition, the Company itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment adviser of an Investment Option if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on the General Account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

NONPARTICIPATION

   The Policy does not participate in the Company's profits or surplus earnings. No dividends are payable.

OWNERSHIP OF ASSETS

   The Company shall have the exclusive and absolute ownership and control over assets, including the assets of the Variable Account.

WRITTEN NOTICE

   You should send any written notice to the Company at our Variable Product Service Center. The notice should include the Policy number and the Insured's full name. Any notice we send to a Policyowner will be sent to the address shown in the application unless you filed an appropriate address change form with the Company.

SETTLEMENT OPTIONS

   We may pay death proceeds and Accumulated Value upon surrender or partial withdrawal of a Policy, in whole or in part under a settlement option as described below. In any case, a supplemental agreement will be issued for the settlement option. Under a supplemental agreement, the effective date is the date on which death proceeds and Accumulated Value are applied to a settlement option. We also may make payments under any new settlement option available at the time proceeds become payable. In addition, we may pay proceeds in any other manner acceptable to us.

   You may designate an option in your application or notify us in writing at our Variable Product Service Center. During the life of the Insured, you may select a settlement option; in addition, during that time you may change a previously selected option by sending Written Notice to us requesting the cancellation of the prior option and the designation of a new option. If you have not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a settlement option by sending a written request to us, provided that a prior option chosen by you is not in effect.

   If you have not elected a settlement option, we will pay the proceeds of the Policy in one sum. We may also pay the proceeds in one sum if,

        (1) the proceeds are less than $5,000;

        (2) periodic payments would be less than $100; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation or association.

   Amounts paid under a settlement option are paid pursuant to a payment contract and will not vary. Proceeds applied under a settlement option earn interest at a rate guaranteed to be no less than 3% compounded yearly. The Company may be crediting higher interest rates on the effective date, but is not obligated to declare that such additional interest be applied to such funds.

   If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract.

   Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable. Payments under Options 2, 3, 4 or 5 will begin as of the date of the Insured's death or on surrender.

   OPTION 1--INTEREST PAYMENT OPTION. The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

   OPTION 2--FIXED TIME PAYMENT OPTION. The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

   OPTION 3--LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments during the payee's lifetime. The three variations are:

        (a) STRAIGHT LIFE. No specific number of payments is guaranteed. Payments stop when the payee dies.

        (b) LIFE INCOME WITH REFUND. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

        (c) LIFE INCOME WITH PERIOD CERTAIN. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

   OPTION 4--FIXED AMOUNT PAYMENT OPTION. The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

   OPTION 5--JOINT LIFETIME PAYMENT OPTION. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

   ALTERNATE PAYMENT OPTIONS. The Company may make available alternative payment options.

   Even if the death benefit under the Policy is excludible from income, payments under a settlement option may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under a settlement option generally include such earnings.

   A tax adviser should be consulted with respect to the tax consequences associated with a payment option.

ACCELERATED PAYMENT OF DEATH PROCEEDS

   The Accelerated Payment of Death Benefit Endorsement provides for the payment of all or a portion of the accelerated death benefit immediately in the event that the Insured becomes terminally ill.

   For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 24 months or less.

   There are several restrictions associated with the Endorsement. These include, but are not limited to, the restrictions described below.

        1. The Policy must be in force, but not as extended term insurance. The Policy must not have an assignee or an Irrevocable Beneficiary.

        2. Your written request for payment must be made on the form we prescribe.

        3. A physician must certify that the Insured has a Terminal Illness. Clinical, radiological or laboratory evidence of the Terminal Illness may be required. We may require the certification be confirmed by examination and testing of the Insured by our medical representatives at our expense. We must receive the Insured's written authorization to release medical records to Us.

   Only one accelerated death benefit payment may be made under the Policy. The amount requested (as defined by the Endorsement) cannot exceed 50% of the death benefit and must be at least $5,000. The total amount requested under this Policy and all policies issued by us or any of our affiliates may not exceed $250,000 for an Insured.

   We will pay you the amount you request as an accelerated death benefit reduced by the amounts described below.

        1. We will discount the accelerated death benefit payable. The discount is equal to 12 months of interest at an interest rate declared by us as of the date of your request. The interest rate we declare will not exceed the greater of (a) the yield on the 90-day Treasury bill as of the date of your request, and (b) the maximum loan interest rate under the Policy.

        2. We will reduce the portion of the death benefit payable for any existing policy loan. The reduction is determined by multiplying the amount of any existing policy loan by reduction factor identified in the Endorsement.

        3. Any premiums due and unpaid will be deducted from the portion of the death benefit payable.

        4.  We may assess a processing charge not to exceed $250.

   If the Insured dies before approval of the accelerated death benefit payment, no benefit will be payable under the Endorsement. In this case, the death benefit will be paid as if no request had been received under the Endorsement.

   After the accelerated death benefit has been paid, the Policy will remain in force. Premiums and charges will continue in accordance with the Policy. The death benefit, any Accumulated Value, policy loans and required premium payments will be reduced by the reduction factor.

   Any reduction in Accumulated Value in connection with the payment of the accelerated death benefit will be allocated among the Declared Interest Option and the Subaccounts on a pro-rata basis.

EMPLOYMENT-RELATED BENEFIT PLANS

   The Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policy described in the Prospectus and this Statement of Additional Information contains guaranteed cost of insurance rates and guaranteed purchase rates for certain payment options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

FINANCIAL STATEMENTS


   This Statement of Additional Information contains the statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2004 and 2003 and for the years then ended have been audited by Ernst & Young LLP, an independent registered public accounting firm and along with the report of independent auditors. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2004 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of an independent registered public accounting firm are contained in this Registration Statement.


   The Company's financial statements included in this Statement of Additional Information should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

THE DECLARED INTEREST OPTION

GENERAL DESCRIPTION

   Our General Account supports the Declared Interest Option. The General Account consists of all assets we own other than those in the Variable Account and other separate accounts. Subject to applicable law, we have sole discretion over the investment of the General Account's assets.

   You may elect to allocate Net Premiums to the Declared Interest Option, the Variable Account, or both. You may also transfer Accumulated Value from the Subaccounts to the Declared Interest Option, or from the Declared Interest Option to the Subaccounts. Allocating or transferring funds to the Declared Interest Option does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that Accumulated Value in the Declared Interest Option will accrue interest at an effective annual rate of at least 4%, independent of the actual investment performance of the General Account.

DECLARED INTEREST OPTION ACCUMULATED VALUE

   Net Premiums allocated to the Declared Interest Option are credited to the Policy. The Company bears the full investment risk for these amounts. We guarantee that interest credited to each Policyowner's Accumulated Value in the Declared Interest Option will not be less than an effective annual rate of 4%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. Any interest credited on the Policy's Accumulated Value in the Declared Interest Option in excess of the guaranteed rate of 4% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4% per year. The interest credited to the Policy's Accumulated Value in the Declared Interest Option that equals Policy Debt may be greater than 4%, but will in no event be greater than the current effective loan interest rate minus no more than 3%. For Policies that have been in force ten years, we may allow a loan spread of 0% on the gain. The Accumulated Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction Day.

   The Company guarantees that the Accumulated Value in the Declared Interest Option will not be less than the amount of the Net Premiums allocated or Accumulated Value transferred to the Declared Interest Option, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all Policy charges allocable to the Declared Interest Option and any amounts deducted from the Declared Interest Option in connection with partial withdrawals or transfers to the Variable Account.

CALCULATION OF VALUES

ACCUMULATED VALUE

   The Policy provides for the accumulation of Accumulated Value. The Accumulated Value of the Policy is equal to the sum of the Accumulated Values in each Subaccount, plus the Accumulated Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt. We determine Accumulated Value on each Business Day, and there is no guaranteed minimum Accumulated Value.

       -  Accumulated Value will reflect a number of factors, including

          -  premiums paid,

          -  partial withdrawals,

          -  Policy Loans,

          -  charges assessed in connection with the Policy,

          - interest earned on the Accumulated Value in the Declared Interest Option, and

          - investment performance of the Subaccounts to which the Accumulated Value is allocated.

   As of the Policy Date, the Accumulated Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

UNIT VALUE

   For each Subaccount, we initially set the Unit Value at $10 when the Subaccount first purchased shares of the designated Investment Option. We calculate the Unit Value for each subsequent valuation period by dividing (a) by (b) where:

   (a)  is (1)  the net assets of the Subaccount at the end of the preceding
                Valuation Period, PLUS

        (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, MINUS

        (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, MINUS

        (4) any amount charged against the Subaccount for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount.

   (b) is the number of units outstanding at the end of the preceding Valuation Period.

   The Unit Value for a Valuation Period applies for each day in the period. We value the assets in the Variable Account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. We will not value the assets in the Variable Account on the days on which the New York Stock Exchange is closed for trading.

PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

   SUBACCOUNT PERFORMANCE. Each Subaccount may advertise its average annual total return. We calculate each Subaccount's average annual total return quotation under the following method:

       - A hypothetical $10,000 investment in each Subaccount on the first day of the period at the maximum offering price ("initial investment") is assumed.

       - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the monthly expense charge and Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation. If those charges had been included, the average annual total returns shown would have been lower.

       -  The ending value is divided by the initial investment.

       - This quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

   INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Policy.

DISTRIBUTION OF THE POLICIES

   COUNTRY Capital Management Company ("COUNTRY Capital") is responsible for distributing the Policies pursuant to a distribution agreement with us. COUNTRY Capital serves as principal underwriter for the Policies. COUNTRY Capital, an Illinois corporation organized in Illinois and a wholly-owned subsidiary of COUNTRY Life Insurance Company, an affiliate of the Company, is located at 1705 N. Towanda Avenue, Bloomington, Illinois 61702. COUNTRY Capital is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the NASD, Inc.

   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policyowners or the Variable Account.

   COUNTRY Capital may sell the Policies through its registered representatives, who must be appointed by the Company as insurance agents. COUNTRY Capital also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amounts disclosed in the Prospectus for their services.

   COUNTRY Capital received sales compensation with respect to the Policies in the following amounts during the period indicated:



                      AGGREGATE AMOUNT OF         AGGREGATE AMOUNT OF COMMISSION
                      COMMISSION PAID TO         RETAINED BY COUNTRY CAPITAL AFTER
      FISCAL YEAR      COUNTRY CAPITAL*     PAYMENTS TO ITS REGISTERED REPRESENTATIVES
    ---------------   -------------------   ------------------------------------------
       2004               $394,823                         $127,277



* Includes sales compensation paid to registered representatives of COUNTRY Capital.


   COUNTRY Capital passes through commissions it receives except in the infrequent event of a Policy unassigned to a Registered Representative and does not retain any override as distributor for the Policies. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is reimbursed by us for the following sales expenses: supervisor and registered representative manager compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Policies.


   The following Investment Options have adopted Distribution Plans in connection with their 12b-1 shares and pay COUNTRY Capital for its costs in distributing those shares: Fidelity Variable Insurance Products Fund, VIP Mid Cap Portfolio; and Franklin Real Estate Fund, Franklin Small Cap Value Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Each Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees out of fund assets to those who sell and distribute fund shares. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of COUNTRY Capital's obligations under an agreement with these Investment Options. Under each Distribution Plan, 0.25% is paid to COUNTRY Capital for its distribution-related services and expenses under the agreement. Each Investment Option's investment adviser may, from time to time use its management fee revenue, as well as its past profits or its other resources as may be permitted by regulatory rules, to make payments for distribution services to COUNTRY Capital, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


ADMINISTRATIVE SERVICES AGREEMENT


   EquiTrust Life Insurance Company ("EquiTrust Life"), at 5400 University Avenue, West Des Moines, Iowa 50266, and COUNTRY are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to COUNTRY. For services performed by EquiTrust Life and the administrative services agreement during the fiscal year ended December 31, 2004, EquiTrust Life billed COUNTRY $60,000.


LEGAL MATTERS

   Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in the Prospectus and this Statement of Additional Information. All matters of Illinois law pertaining to the Policy, including the validity of the Policy and the Company's right to issue the Policy under Illinois Insurance Law, have been passed upon by Paul M. Harmon, General Counsel and Secretary of the Company.

EXPERTS

   Actuarial matters included in this Prospectus have been examined by R. Dale Hall, FSA, MAAA, Chief Life/Annuity Actuary, as stated in the opinion filed as an exhibit to the registration statement.


   The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2004 and 2003 and for the years then ended appearing in this Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606, as set forth in their report thereon appearing elsewhere herein, and are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Likewise, the audited statements of assets and liabilities for each of the Subaccounts constituting the Account as of December 31, 2004 and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of an independent registered public accounting firm are contained in this Registration Statement.


OTHER INFORMATION

   A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
COUNTRY Investors Life Assurance Company

We have audited the accompanying statements of assets and liabilities of COUNTRY Investors Variable Life Account, comprising the Ultra, Vista, Balanced, Bond, COUNTRY Growth, Short-Term Bond, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Contrafund, Growth, Fidelity Growth & Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap, Franklin Small Cap Value Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2004, and the related statements of operations and changes in net assets for the period disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the COUNTRY Investors Variable Life Account at December 31, 2004, and the results of their operations and changes in their net assets for the period described above in conformity with U.S. generally accepted accounting principles.


                                                          /s/ ERNST & YOUNG LLP

Des Moines, Iowa
March 18, 2005

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2004

                                                            AMERICAN CENTURY
                                                        VARIABLE PORTFOLIOS, INC.
                                                     -------------------------------
                                                         ULTRA            VISTA
                                                       SUBACCOUNT       SUBACCOUNT
                                                     -------------------------------
ASSETS
Investments in shares of mutual funds, at market     $        9,827   $           76

LIABILITIES                                                       -                -
                                                     -------------------------------
Net assets                                           $        9,827   $           76
                                                     ===============================

NET ASSETS
Accumulation units                                   $        9,827   $           76
                                                     -------------------------------
Total net assets                                     $        9,827   $           76
                                                     ===============================

Investments in shares of mutual funds, at cost       $        9,189   $           68
Shares of mutual fund owned                                  967.18             5.69

Accumulation units outstanding                               920.85             6.68
Accumulation unit value                              $        10.67   $        11.40

SEE ACCOMPANYING NOTES.

                                                                                                                         DREYFUS
                                                                                                                         VARIABLE
                                                                                                                        INVESTMENT
                                                                      COUNTRY MUTUAL FUNDS TRUST                           FUND
                                                  -----------------------------------------------------------------   --------------
                                                                                        COUNTRY        SHORT-TERM
                                                     BALANCED           BOND            GROWTH            BOND         APPRECIATION
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  -----------------------------------------------------------------   --------------
ASSETS
Investments in shares of mutual funds, at market  $        2,534   $       16,067   $       29,120   $        9,416   $        7,356

LIABILITIES                                                    -                -                -                -                -
                                                  -----------------------------------------------------------------   --------------
Net assets                                        $        2,534   $       16,067   $       29,120   $        9,416   $        7,356
                                                  =================================================================   ==============

NET ASSETS
Accumulation units                                $        2,534   $       16,067   $       29,120   $        9,416   $        7,356
                                                  -----------------------------------------------------------------   --------------
Total net assets                                  $        2,534   $       16,067   $       29,120   $        9,416   $        7,356
                                                  =================================================================   ==============

Investments in shares of mutual funds, at cost    $        2,458   $       16,143   $       28,012   $        9,457   $        7,131
Shares of mutual fund owned                               235.33         1,601.88         2,602.33           948.28           206.86

Accumulation units outstanding                            244.01         1,598.69         2,787.98           933.66           694.87
Accumulation unit value                           $        10.39   $        10.05   $        10.44   $        10.09   $        10.59

                                                          DREYFUS VARIABLE
                                                          INVESTMENT FUND
                                                  -------------------------------
                                                    DEVELOPING      DISCIPLINED
                                                     LEADERS           STOCK
                                                    SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------
ASSETS
Investments in shares of mutual funds, at market  $        3,199   $        2,662

LIABILITIES                                                    -                -
                                                  -------------------------------
Net assets                                        $        3,199   $        2,662
                                                  ===============================

NET ASSETS
Accumulation units                                $        3,199   $        2,662
                                                  -------------------------------
Total net assets                                  $        3,199   $        2,662
                                                  ===============================

Investments in shares of mutual funds, at cost    $        3,017   $        2,515
Shares of mutual fund owned                                76.98           127.17

Accumulation units outstanding                            308.63           253.58
Accumulation unit value                           $        10.36   $        10.50

SEE ACCOMPANYING NOTES.

                                                          DREYFUS VARIABLE                         EQUITRUST VARIABLE
                                                          INVESTMENT FUND                        INSURANCE SERIES FUND
                                                  -------------------------------   ------------------------------------------------
                                                     DREYFUS
                                                     GROWTH &      INTERNATIONAL                       HIGH GRADE
                                                      INCOME           EQUITY         BLUE CHIP           BOND            MANAGED
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------   ------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $        1,397   $        4,975   $       11,432   $        5,005   $          593

LIABILITIES                                                    -                -                -                -                -
                                                  -------------------------------   ------------------------------------------------
Net assets                                        $        1,397   $        4,975   $       11,432   $        5,005   $          593
                                                  ===============================   ================================================

NET ASSETS
Accumulation units                                $        1,397   $        4,975   $       11,432   $        5,005   $          593
                                                  -------------------------------   ------------------------------------------------
Total net assets                                  $        1,397   $        4,975   $       11,432   $        5,005   $          593
                                                  ===============================   ================================================

Investments in shares of mutual funds, at cost    $        1,321   $        4,520   $       10,776   $        4,952   $          564
Shares of mutual fund owned                                65.30           346.46           325.06           482.14            37.84

Accumulation units outstanding                            128.62           414.05         1,102.42           489.54            55.31
Accumulation unit value                           $        10.86   $        12.02   $        10.37   $        10.22   $        10.72

                                                         EQUITRUST VARIABLE
                                                       INSURANCE SERIES FUND
                                                  --------------------------------
                                                      MONEY
                                                      MARKET       STRATEGIC YIELD
                                                    SUBACCOUNT       SUBACCOUNT
                                                  --------------------------------
ASSETS
Investments in shares of mutual funds, at market  $          737   $       10,795

LIABILITIES                                                    -                -
                                                  --------------------------------
Net assets                                        $          737   $       10,795
                                                  ================================

NET ASSETS
Accumulation units                                $          737   $       10,795
                                                  --------------------------------
Total net assets                                  $          737   $       10,795
                                                  ================================

Investments in shares of mutual funds, at cost    $          737   $       10,642
Shares of mutual fund owned                               737.34         1,152.12

Accumulation units outstanding                             73.34         1,027.21
Accumulation unit value                           $        10.05   $        10.51

SEE ACCOMPANYING NOTES.

                                                                      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                  ----------------------------------------------------------------------------------
                                                                                       FIDELITY
                                                                                       GROWTH &
                                                    CONTRAFUND         GROWTH           INCOME         INDEX 500          MID-CAP
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  ----------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds, at market  $       17,957   $        6,985   $        2,913   $       29,502   $       17,674

LIABILITIES                                                    -                -                -                -                -
                                                  ----------------------------------------------------------------------------------
Net assets                                        $       17,957   $        6,985   $        2,913   $       29,502   $       17,674
                                                  ==================================================================================

NET ASSETS
Accumulation units                                $       17,957   $        6,985   $        2,913   $       29,502   $       17,674
                                                  ----------------------------------------------------------------------------------
Total net assets                                  $       17,957   $        6,985   $        2,913   $       29,502   $       17,674
                                                  ==================================================================================

Investments in shares of mutual funds, at cost    $       16,260   $        6,724   $        2,876   $       28,116   $       15,444
Shares of mutual fund owned                               674.57           218.20           209.42           214.17           591.49

Accumulation units outstanding                          1,598.81           711.15           269.44         2,771.71         1,465.76
Accumulation unit value                           $        11.23   $         9.82   $        10.81   $        10.64   $        12.06

                                                             FRANKLIN
                                            FIDELITY         TEMPLETON
                                            VARIABLE         VARIABLE
                                           INSURANCE         INSURANCE
                                           PRODUCTS          PRODUCTS
                                             FUNDS             TRUST
                                         --------------   --------------
                                                          FRANKLIN REAL
                                            OVERSEAS          ESTATE
                                           SUBACCOUNT       SUBACCOUNT
                                         --------------   --------------
ASSETS
Investments in shares of mutual funds,
  at market                              $        2,963   $        3,072

LIABILITIES                                           -                -
                                         --------------   --------------
Net assets                               $        2,963   $        3,072
                                         ==============   ==============

NET ASSETS
Accumulation units                       $        2,963   $        3,072
                                         --------------   --------------
Total net assets                         $        2,963   $        3,072
                                         ==============   ==============

Investments in shares of mutual funds,
  at cost                                $        2,666   $        2,737
Shares of mutual fund owned                      169.13           100.76

Accumulation units outstanding                   269.04           253.78
Accumulation unit value                  $        11.01   $        12.11

SEE ACCOMPANYING NOTES.

                                                                                                                        J. P. MORGAN
                                                                                                                           SERIES
                                                     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 TRUST II
                                         ----------------------------------------------------------------------------   ------------
                                                          FRANKLIN SMALL                                   TEMPLETON
                                         FRANKLIN SMALL      CAP VALUE     FRANKLIN U.S.   MUTUAL SHARES     GROWTH       MID-CAP
                                               CAP          SECURITIES      GOVERNMENT      SECURITIES     SECURITIES      VALUE
                                           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                         ----------------------------------------------------------------------------   ------------
ASSETS
Investments in shares of mutual funds,
  at market                              $        5,954   $       11,438   $       4,125   $       2,429   $    2,848   $      9,782

LIABILITIES                                           -                -               -               -            -              -
                                         ----------------------------------------------------------------------------   ------------
Net assets                               $        5,954   $       11,438   $       4,125   $       2,429   $    2,848   $      9,782
                                         ============================================================================   ============

NET ASSETS
Accumulation units                       $        5,954   $       11,438   $       4,125   $       2,429   $    2,848   $      9,782
                                         ----------------------------------------------------------------------------   ------------
Total net assets                         $        5,954   $       11,438   $       4,125   $       2,429   $    2,848   $      9,782
                                         ============================================================================   ============

Investments in shares of mutual funds,
  at cost                                $        5,512   $       10,325   $       4,052   $       2,312   $    2,589   $      9,050
Shares of mutual fund owned                      306.43           730.84          321.25          145.97       222.01         377.39

Accumulation units outstanding                   543.26           960.69          405.27          216.81       259.50         848.96
Accumulation unit value                  $        10.96   $        11.91   $       10.18   $       11.20   $    10.98   $      11.52

                                                                      SUMMIT
                                                                      MUTUAL
                                                   J. P. MORGAN    FUNDS, INC. -
                                                      SERIES         PINNACLE
                                                     TRUST II         SERIES
                                                  --------------   --------------
                                                                    RUSSELL 2000
                                                       SMALL         SMALL CAP
                                                     COMPANY           INDEX
                                                    SUBACCOUNT       SUBACCOUNT
                                                  --------------   --------------
ASSETS
Investments in shares of mutual funds, at
  market                                          $        6,224   $       16,347

LIABILITIES                                                    -                -
                                                  --------------   --------------
Net assets                                        $        6,224   $       16,347
                                                  ==============   ==============

NET ASSETS
Accumulation units                                $        6,224   $       16,347
                                                  --------------   --------------
Total net assets                                  $        6,224   $       16,347
                                                  ==============   ==============

Investments in shares of mutual funds, at
  cost                                            $        5,802   $       14,357
Shares of mutual fund owned                               348.11           255.74

Accumulation units outstanding                            499.40         1,498.61
Accumulation unit value                           $        12.46   $        10.91


SEE ACCOMPANYING NOTES.

                                                    SUMMIT
                                                    MUTUAL                                                              T. ROWE
                                                 FUNDS, INC. -                                                           PRICE
                                                   PINNACLE                                                          INTERNATIONAL
                                                    SERIES              T. ROWE PRICE EQUITY SERIES, INC.             SERIES, INC.
                                                --------------   ------------------------------------------------   ----------------
                                                    S & P                                             PERSONAL
                                                    MIDCAP                         NEW AMERICA        STRATEGY
                                                  400 INDEX      EQUITY INCOME        GROWTH          BALANCED       INTERNATIONAL
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     STOCK SUBACCOUNT
                                                --------------   ------------------------------------------------   ----------------
ASSETS
Investments in shares of mutual funds, at
  market                                        $       18,173   $        5,063   $        7,638   $       12,419   $          8,906

LIABILITIES                                                  -                -                -                -                  -
                                                --------------   ------------------------------------------------   ----------------
Net assets                                      $       18,173   $        5,063   $        7,638   $       12,419   $          8,906
                                                ==============   ================================================   ================

NET ASSETS
Accumulation units                              $       18,173   $        5,063   $        7,638   $       12,419   $          8,906
                                                --------------   ------------------------------------------------   ----------------
Total net assets                                $       18,173   $        5,063   $        7,638   $       12,419   $          8,906
                                                ==============   ================================================   ================

Investments in shares of mutual funds, at
  cost                                          $       16,252   $        4,789   $        7,247   $       11,674   $          7,934
Shares of mutual fund owned                             299.10           226.66           392.70           699.25             662.66

Accumulation units outstanding                        1,641.39           455.62           708.45         1,135.64             811.88
Accumulation unit value                         $        11.07   $        11.11   $        10.78   $        10.94   $          10.97

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                            STATEMENTS OF OPERATIONS

                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                         AMERICAN CENTURY
                                                     VARIABLE PORTFOLIOS, INC.
                                                  -------------------------------
                                                       ULTRA           VISTA
                                                    SUBACCOUNT     SUBACCOUNT (1)
                                                  -------------------------------
Income:
  Dividends                                       $            -   $            -
Expenses:                                                      -                -
                                                  -------------------------------
Net investment income                                          -                -

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 66                2
  Realized gain distributions                                  -                -
                                                  -------------------------------
Total realized gain (loss) on investments                     66                2

Change in unrealized appreciation/depreciation
  of investments                                             638                8
                                                  -------------------------------
Net increase in net assets from operations        $          704   $           10
                                                  ===============================

(1)  Period from May 1, 2004 (date operations commenced) through December 31,
     2004.

SEE ACCOMPANYING NOTES.

                                                                                                                        DREYFUS
                                                                                                                        VARIABLE
                                                                                                                       INVESTMENT
                                                                     COUNTRY MUTUAL FUNDS TRUST                           FUND
                                                 -----------------------------------------------------------------   --------------
                                                                                       COUNTRY        SHORT-TERM
                                                    BALANCED           BOND            GROWTH            BOND         APPRECIATION
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                 -----------------------------------------------------------------   --------------
Income:
  Dividends                                      $           26   $          164   $          236   $           96   $          122
Expenses:                                                     -                -                -                -                -
                                                 -----------------------------------------------------------------   --------------
Net investment income                                        26              164              236               96              122

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                19              115                1               50              (26)
  Realized gain distributions                                21                9              247                -                -
                                                 -----------------------------------------------------------------   --------------
Total realized gain (loss) on investments                    40              124              248               50              (26)

Change in unrealized appreciation/depreciation
  of investments                                             76              (76)           1,108              (41)             225
                                                 -----------------------------------------------------------------   --------------
Net increase in net assets from operations       $          142   $          212   $        1,592   $          105   $          321
                                                 =================================================================   ==============

                                                          DREYFUS VARIABLE
                                                          INVESTMENT FUND
                                                  -------------------------------
                                                    DEVELOPING      DISCIPLINED
                                                      LEADERS          STOCK
                                                    SUBACCOUNT      SUBACCOUNT
                                                  -------------------------------
Income:
  Dividends                                       $            7   $           35
Expenses:                                                      -                -
                                                  -------------------------------
Net investment income                                          7               35

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  2               (6)
  Realized gain distributions                                  -                -
                                                  -------------------------------
Total realized gain (loss) on investments                      2               (6)

Change in unrealized appreciation/depreciation
  of investments                                             182              147
                                                  -------------------------------
Net increase in net assets from operations        $          191   $          176
                                                  ===============================

SEE ACCOMPANYING NOTES.

                                                           DREYFUS VARIABLE                        EQUITRUST VARIABLE
                                                           INVESTMENT FUND                       INSURANCE SERIES FUND
                                                  -------------------------------   ------------------------------------------------
                                                     DREYFUS
                                                     GROWTH &      INTERNATIONAL                       HIGH GRADE
                                                      INCOME           EQUITY         BLUE CHIP           BOND           MANAGED
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------   ------------------------------------------------
Income:
  Dividends                                       $           12   $          145   $            -   $           85   $            -
Expenses:                                                      -                -                -                -                -
                                                  -------------------------------   ------------------------------------------------
Net investment income                                         12              145                -               85                -

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  6               55             (289)               4                3
  Realized gain distributions                                  -                -                -                -                -
                                                  -------------------------------   ------------------------------------------------
Total realized gain (loss) on investments                      6               55             (289)               4                3

Change in unrealized appreciation/depreciation
  of investments                                              76              455              656               53               29
                                                  -------------------------------   ------------------------------------------------
Net increase in net assets from operations        $           94   $          655   $          367   $          142   $           32
                                                  ===============================   ================================================

                                                         EQUITRUST VARIABLE
                                                        INSURANCE SERIES FUND
                                                  -------------------------------
                                                   MONEY MARKET    STRATEGIC YIELD
                                                    SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------
Income:
  Dividends                                       $            3   $          263
Expenses:                                                      -                -
                                                  -------------------------------
Net investment income                                          3              263

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -               62
  Realized gain distributions                                  -                -
                                                  -------------------------------
Total realized gain (loss) on investments                      -               62

Change in unrealized appreciation/depreciation
  of investments                                               -              153
                                                  -------------------------------
Net increase in net assets from operations        $            3   $          478
                                                  ===============================

SEE ACCOMPANYING NOTES.

                                                                      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                  ----------------------------------------------------------------------------------
                                                                                       FIDELITY
                                                                                       GROWTH &
                                                    CONTRAFUND         GROWTH           INCOME         INDEX 500         MID-CAP
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  ----------------------------------------------------------------------------------
Income:
  Dividends                                       $            -   $            -   $            -   $            -   $            -
Expenses:                                                      -                -                -                -                -
                                                  ----------------------------------------------------------------------------------
Net investment income                                          -                -                -                -                -

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 72               33               98             (214)             114
  Realized gain distributions                                  -                -                -                -                -
                                                  ----------------------------------------------------------------------------------
Total realized gain (loss) on investments                     72               33               98             (214)             114

Change in unrealized appreciation/depreciation
  of investments                                           1,697              261               37            1,386            2,230
                                                  ----------------------------------------------------------------------------------
Net increase in net assets from operations        $        1,769   $          294   $          135   $        1,172   $        2,344
                                                  ==================================================================================

                                                               FRANKLIN
                                               FIDELITY        TEMPLETON
                                               VARIABLE        VARIABLE
                                              INSURANCE        INSURANCE
                                               PRODUCTS        PRODUCTS
                                                FUNDS            TRUST
                                            --------------   --------------
                                                              FRANKLIN REAL
                                               OVERSEAS          ESTATE
                                              SUBACCOUNT       SUBACCOUNT
                                            --------------   --------------
Income:
  Dividends                                 $            -   $           10
Expenses:                                                -                -
                                            --------------   --------------
Net investment income                                    -               10

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                               2              134
  Realized gain distributions                            -                -
                                            --------------   --------------
Total realized gain (loss) on investments                2              134

Change in unrealized appreciation/
  depreciation of investments                          297              335
                                            --------------   --------------
Net increase in net assets from
  operations                                $          299   $          479
                                            ==============   ==============

SEE ACCOMPANYING NOTES.

                                                                                                                        J. P. MORGAN
                                                                                                                           SERIES
                                                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              TRUST II
                                         ----------------------------------------------------------------------------   ------------
                                                          FRANKLIN SMALL                                 TEMPLETON
                                          FRANKLIN SMALL    CAP VALUE     FRANKLIN U.S.  MUTUAL SHARES     GROWTH         MID-CAP
                                               CAP          SECURITIES      GOVERNMENT     SECURITIES    SECURITIES        VALUE
                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
                                          ---------------------------------------------------------------------------   ------------
Income:
  Dividends                               $            -  $            3  $          15  $           -   $         17   $          1
Expenses:                                              -               -              -              -              -              -
                                          ---------------------------------------------------------------------------   ------------
Net investment income                                  -               3             15              -             17              1

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                             2             135             (6)            69             33             54
  Realized gain distributions                          -               -              -              -              -              2
                                          ---------------------------------------------------------------------------   ------------
Total realized gain (loss) on investments              2             135             (6)            69             33             56

Change in unrealized appreciation/
  depreciation of investments                        442           1,113             73            117            259            732
                                          ---------------------------------------------------------------------------   ------------
Net increase in net assets from
  operations                              $          444  $        1,251  $          82  $         186   $        309   $        789
                                          ===========================================================================   ============

                                                                       SUMMIT
                                                                       MUTUAL
                                                   J. P. MORGAN    FUNDS, INC. -
                                                      SERIES          PINNACLE
                                                     TRUST II          SERIES
                                                  --------------   --------------
                                                                    RUSSELL 2000
                                                      SMALL          SMALL CAP
                                                     COMPANY           INDEX
                                                    SUBACCOUNT       SUBACCOUNT
                                                  --------------   --------------
Income:
  Dividends                                       $            -   $            -
Expenses:                                                      -                -
                                                  --------------   --------------
Net investment income                                          -                -

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                                   270             (497)
  Realized gain distributions                                  -                -
                                                  --------------   --------------
Total realized gain (loss) on investments                    270             (497)

Change in unrealized appreciation/depreciation
  of investments                                             422            1,990
                                                  --------------   --------------
Net increase in net assets from operations        $          692   $        1,493
                                                  ==============   ==============

SEE ACCOMPANYING NOTES.

                                                      SUMMIT
                                                      MUTUAL                                                            T. ROWE
                                                  FUNDS, INC. -                                                          PRICE
                                                     PINNACLE                                                        INTERNATIONAL
                                                      SERIES              T. ROWE PRICE EQUITY SERIES, INC.           SERIES, INC.
                                                  --------------   ------------------------------------------------  --------------
                                                      S & P                                             PERSONAL
                                                      MIDCAP                         NEW AMERICA        STRATEGY     INTERNATIONAL
                                                    400 INDEX      EQUITY INCOME        GROWTH          BALANCED         STOCK
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                  --------------   ------------------------------------------------  --------------
Income:
  Dividends                                       $            -   $           38   $            4   $          126  $           90
Expenses:                                                      -                -                -                -               -
                                                  --------------   ------------------------------------------------  --------------
Net investment income                                          -               38                4              126              90

Realized gain (loss) on investments:
  Realized gain (loss) on sale of fund
    shares                                                  (736)              41              128               20            (341)
  Realized gain distributions                                  -               85                -               49               -
                                                  --------------   ------------------------------------------------  --------------
Total realized gain (loss) on investments                   (736)             126              128               69            (341)

Change in unrealized appreciation/depreciation
  of investments                                           1,921              274              391              745             972
                                                  --------------   ------------------------------------------------  --------------
Net increase in net assets from operations        $        1,185   $          438   $          523   $          940  $          721
                                                  ==============   ================================================  ==============

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                  YEAR ENDED DECEMBER 31, 2004, EXCEPT AS NOTED

                                                          AMERICAN CENTURY
                                                      VARIABLE PORTFOLIOS, INC.
                                                  --------------------------------
                                                                 VISTA SUBACCOUNT-
                                                                  PERIOD FROM MAY
                                                                   1, 2004 (DATE
                                                                     OPERATIONS
                                                                     COMMENCED)
                                                                      THROUGH
                                                      ULTRA         DECEMBER 31,
                                                    SUBACCOUNT          2004
                                                  --------------------------------
Increase in net assets from operations:
  Net investment income                           $            -   $             -
  Net realized gain (loss) on investments                     66                 2
  Change in unrealized appreciation/depreciation
    of investments                                           638                 8
                                                  --------------------------------
Net increase in net assets from operations                   704                10

Contract transactions:
  Transfers of net premiums                                6,815                 6
  Transfers of cost of insurance and other
    charges                                               (1,105)              (32)
  Transfers between subaccounts, including
    Declared Interest Option account                       3,413                92
                                                  --------------------------------
Net increase in net assets from contract
  transactions                                             9,123                66
                                                  --------------------------------
Total increase in net assets                               9,827                76

Net assets at beginning of period                              -                 -
                                                  --------------------------------
Net assets at end of period                       $        9,827   $            76
                                                  ================================

SEE ACCOMPANYING NOTES.

                                                                                                                          DREYFUS
                                                                                                                         VARIABLE
                                                                                                                        INVESTMENT
                                                                     COUNTRY MUTUAL FUNDS TRUST                            FUND
                                                  -----------------------------------------------------------------  --------------
                                                                                        COUNTRY        SHORT-TERM
                                                     BALANCED           BOND            GROWTH            BOND         APPRECIATION
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  -----------------------------------------------------------------  --------------
Increase in net assets from operations:
  Net investment income                           $           26   $          164   $          236   $           96  $          122
  Net realized gain (loss) on investments                     40              124              248               50             (26)
  Change in unrealized appreciation/depreciation
    of investments                                            76              (76)           1,108              (41)            225
                                                  -----------------------------------------------------------------   -------------
Net increase in net assets from operations                   142              212            1,592              105             321

Contract transactions:
  Transfers of net premiums                                2,185           13,793           22,005            5,563           4,072
  Transfers of cost of insurance and other
    charges                                               (1,386)          (1,455)          (5,872)            (947)         (1,648)
  Transfers between subaccounts, including
    Declared Interest Option account                       1,593            3,517           11,395            4,695           4,611
                                                  -----------------------------------------------------------------   -------------
Net increase in net assets from contract
  transactions                                             2,392           15,855           27,528            9,311           7,035
                                                  -----------------------------------------------------------------   -------------
Total increase in net assets                               2,534           16,067           29,120            9,416           7,356

Net assets at beginning of period                              -                -                -                -               -
                                                  -----------------------------------------------------------------   -------------
Net assets at end of period                       $        2,534   $       16,067   $       29,120   $        9,416  $        7,356
                                                  =================================================================   =============

                                                         DREYFUS VARIABLE
                                                          INVESTMENT FUND
                                                  -------------------------------
                                                    DEVELOPING      DISCIPLINED
                                                     LEADERS           STOCK
                                                    SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------
Increase in net assets from operations:
  Net investment income                           $            7   $           35
  Net realized gain (loss) on investments                      2               (6)
  Change in unrealized appreciation/depreciation
    of investments                                           182              147
                                                  -------------------------------
Net increase in net assets from operations                   191              176

Contract transactions:
  Transfers of net premiums                                1,756            1,121
  Transfers of cost of insurance and other
    charges                                                 (740)            (622)
  Transfers between subaccounts, including
    Declared Interest Option account                       1,992            1,987
                                                  -------------------------------
Net increase in net assets from contract
  transactions                                             3,008            2,486
                                                  -------------------------------
Total increase in net assets                               3,199            2,662

Net assets at beginning of period                              -                -
                                                  -------------------------------
Net assets at end of period                       $        3,199   $        2,662
                                                  ===============================

SEE ACCOMPANYING NOTES.

                                                         DREYFUS VARIABLE                          EQUITRUST VARIABLE
                                                          INVESTMENT FUND                        INSURANCE SERIES FUND
                                                  -------------------------------   -----------------------------------------------
                                                     DREYFUS
                                                     GROWTH &       INTERNATIONAL                      HIGH GRADE
                                                      INCOME           EQUITY         BLUE CHIP           BOND           MANAGED
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------   -----------------------------------------------
Increase in net assets from operations:
  Net investment income                           $           12   $          145   $            -   $           85  $            -
  Net realized gain (loss) on investments                      6               55             (289)               4               3
  Change in unrealized appreciation/depreciation
    of investments                                            76              455              656               53              29
                                                  -------------------------------   -----------------------------------------------
Net increase in net assets from operations                    94              655              367              142              32

Contract transactions:
  Transfers of net premiums                                1,364            2,083            6,621            1,802             532
  Transfers of cost of insurance and other
    charges                                                 (416)          (1,058)          (2,123)            (707)           (243)
  Transfers between subaccounts, including
    Declared Interest Option account                         355            3,295            6,567            3,768             272
                                                  -------------------------------   -----------------------------------------------
Net increase in net assets from contract
  transactions                                             1,303            4,320           11,065            4,863             561
                                                  -------------------------------   -----------------------------------------------
Total increase in net assets                               1,397            4,975           11,432            5,005             593

Net assets at beginning of period                              -                -                -                -               -
                                                  -------------------------------   -----------------------------------------------
Net assets at end of period                       $        1,397   $        4,975   $       11,432   $        5,005  $          593
                                                  ===============================   ===============================================

                                                        EQUITRUST VARIABLE
                                                       INSURANCE SERIES FUND
                                                  -------------------------------
                                                   MONEY MARKET   STRATEGIC YIELD
                                                    SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------
Increase in net assets from operations:
  Net investment income                           $            3   $          263
  Net realized gain (loss) on investments                      -               62
  Change in unrealized appreciation/depreciation
    of investments                                             -              153
                                                  -------------------------------
Net increase in net assets from operations                     3              478

Contract transactions:
  Transfers of net premiums                                1,153            8,465
  Transfers of cost of insurance and other
    charges                                                 (566)          (1,691)
  Transfers between subaccounts, including
    Declared Interest Option account                         147            3,543
                                                  -------------------------------
Net increase in net assets from contract
  transactions                                               734           10,317
                                                  -------------------------------
Total increase in net assets                                 737           10,795

Net assets at beginning of period                              -                -
                                                  -------------------------------
Net assets at end of period                       $          737   $       10,795
                                                  ===============================

SEE ACCOMPANYING NOTES.

                                                                      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                                                  ---------------------------------------------------------------------------------
                                                                                       FIDELITY
                                                                                       GROWTH &
                                                    CONTRAFUND         GROWTH           INCOME         INDEX 500        MID-CAP
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                  ---------------------------------------------------------------------------------
Increase in net assets from operations:
  Net investment income                           $            -   $            -   $            -   $            -  $            -
  Net realized gain (loss) on investments                     72               33               98             (214)            114
  Change in unrealized appreciation/depreciation
    of investments                                         1,697              261               37            1,386           2,230
                                                  ---------------------------------------------------------------------------------
Net increase in net assets from operations                 1,769              294              135            1,172           2,344

Contract transactions:
  Transfers of net premiums                               12,443            6,116            3,025           12,139           9,056
  Transfers of cost of insurance and other
    charges                                               (2,499)          (1,380)            (529)          (4,102)         (2,504)
  Transfers between subaccounts, including
    Declared Interest Option account                       6,244            1,955              282           20,293           8,778
                                                  ---------------------------------------------------------------------------------
Net increase in net assets from contract
  transactions                                            16,188            6,691            2,778           28,330          15,330
                                                  ---------------------------------------------------------------------------------
Total increase in net assets                              17,957            6,985            2,913           29,502          17,674

Net assets at beginning of period                              -                -                -                -               -
                                                  ---------------------------------------------------------------------------------
Net assets at end of period                       $       17,957   $        6,985   $        2,913   $       29,502  $       17,674
                                                  =================================================================================

                                                     FIDELITY         FRANKLIN
                                                     VARIABLE        TEMPLETON
                                                    INSURANCE         VARIABLE
                                                     PRODUCTS        INSURANCE
                                                      FUNDS        PRODUCTS TRUST
                                                  -------------- -----------------
                                                     OVERSEAS      FRANKLIN REAL
                                                    SUBACCOUNT   ESTATE SUBACCOUNT
                                                  -------------- -----------------
Increase in net assets from operations:
  Net investment income                           $            -   $           10
  Net realized gain (loss) on investments                      2              134
  Change in unrealized appreciation/depreciation
    of investments                                           297              335
                                                  --------------   --------------
Net increase in net assets from operations                   299              479

Contract transactions:
  Transfers of net premiums                                2,303            1,357
  Transfers of cost of insurance and other
    charges                                                 (641)            (660)
  Transfers between subaccounts, including
    Declared Interest Option account                       1,002            1,896
                                                  --------------   --------------
Net increase in net assets from contract
  transactions                                             2,664            2,593
                                                  --------------   --------------
Total increase in net assets                               2,963            3,072

Net assets at beginning of period                              -                -
                                                  --------------   --------------
Net assets at end of period                       $        2,963   $        3,072
                                                  ==============   ==============

SEE ACCOMPANYING NOTES.

                                                                 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                  ---------------------------------------------------------------------------------
                                                                      FRANKLIN
                                                                      SMALL CAP                                         TEMPLETON
                                                     FRANKLIN           VALUE        FRANKLIN U.S.   MUTUAL SHARES       GROWTH
                                                    SMALL CAP        SECURITIES       GOVERNMENT       SECURITIES      SECURITIES
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                  ---------------------------------------------------------------------------------
Increase in net assets from operations:
  Net investment income                           $            -   $            3   $           15   $            -  $           17
  Net realized gain (loss) on investments                      2              135               (6)              69              33
  Change in unrealized appreciation/depreciation
    of investments                                           442            1,113               73              117             259
                                                  ---------------------------------------------------------------------------------
Net increase in net assets from operations                   444            1,251               82              186             309

Contract transactions:
  Transfers of net premiums                                2,762            6,387            1,875            1,310           2,519
  Transfers of cost of insurance and other
    charges                                               (1,228)          (1,169)            (741)            (146)           (831)
  Transfers between subaccounts, including
    Declared Interest Option account                       3,976            4,969            2,909            1,079             851
                                                  ---------------------------------------------------------------------------------
Net increase in net assets from contract
  transactions                                             5,510           10,187            4,043            2,243           2,539
                                                  ---------------------------------------------------------------------------------
Total increase in net assets                               5,954           11,438            4,125            2,429           2,848

Net assets at beginning of period                              -                -                -                -               -
                                                  ---------------------------------------------------------------------------------
Net assets at end of period                       $        5,954   $       11,438   $        4,125   $        2,429  $        2,848
                                                  =================================================================================

                                                           J. P. MORGAN
                                                          SERIES TRUST II
                                                  -------------------------------
                                                     MID-CAP           SMALL
                                                      VALUE           COMPANY
                                                    SUBACCOUNT       SUBACCOUNT
                                                  -------------------------------
Increase in net assets from operations:
  Net investment income                           $            1   $            -
  Net realized gain (loss) on investments                     56              270
  Change in unrealized appreciation/depreciation
    of investments                                           732              422
                                                  -------------------------------
Net increase in net assets from operations                   789              692

Contract transactions:
  Transfers of net premiums                                4,638            4,210
  Transfers of cost of insurance and other
    charges                                               (1,885)          (1,209)
  Transfers between subaccounts, including
    Declared Interest Option account                       6,240            2,531
                                                  -------------------------------
Net increase in net assets from contract
  transactions                                             8,993            5,532
                                                  -------------------------------
Total increase in net assets                               9,782            6,224

Net assets at beginning of period                              -                -
                                                  -------------------------------
Net assets at end of period                       $        9,782   $        6,224
                                                  ===============================

SEE ACCOMPANYING NOTES.

                                                        SUMMIT MUTUAL FUNDS,
                                                       INC. - PINNACLE SERIES               T. ROWE PRICE EQUITY SERIES, INC.
                                                  -------------------------------   -----------------------------------------------
                                                   RUSSELL 2000                                                         PERSONAL
                                                    SMALL CAP        S&P MIDCAP                        NEW AMERICA      STRATEGY
                                                      INDEX          400 INDEX      EQUITY INCOME        GROWTH         BALANCED
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                  -------------------------------   -----------------------------------------------
Increase in net assets from operations:
  Net investment income                           $            -   $            -   $           38   $            4  $          126
  Net realized gain (loss) on investments                   (497)            (736)             126              128              69
  Change in unrealized appreciation/depreciation
    of investments                                         1,990            1,921              274              391             745
                                                  -------------------------------   -----------------------------------------------
Net increase in net assets from operations                 1,493            1,185              438              523             940

Contract transactions:
  Transfers of net premiums                               11,304           11,617            3,377            7,629           6,412
  Transfers of cost of insurance and other
    charges                                               (2,879)          (2,615)          (1,437)          (1,303)         (1,905)
  Transfers between subaccounts, including
    Declared Interest Option account                       6,429            7,986            2,685              789           6,972
                                                  -------------------------------   -----------------------------------------------
Net increase in net assets from contract
  transactions                                            14,854           16,988            4,625            7,115          11,479
                                                  -------------------------------   -----------------------------------------------
Total increase in net assets                              16,347           18,173            5,063            7,638          12,419

Net assets at beginning of period                              -                -                -                -               -
                                                  -------------------------------   -----------------------------------------------
Net assets at end of period                       $       16,347   $       18,173   $        5,063   $        7,638  $       12,419
                                                  ===============================   ===============================================

                                                  T. ROWE PRICE
                                                  INTERNATIONAL
                                                   SERIES, INC.
                                                  --------------
                                                  INTERNATIONAL
                                                      STOCK
                                                    SUBACCOUNT
                                                  --------------
Increase in net assets from operations:
  Net investment income                           $           90
  Net realized gain (loss) on investments                   (341)
  Change in unrealized appreciation/depreciation
    of investments                                           972
                                                  --------------
Net increase in net assets from operations                   721

Contract transactions:
  Transfers of net premiums                                5,939
  Transfers of cost of insurance and other
    charges                                               (1,228)
  Transfers between subaccounts, including
    Declared Interest Option account                       3,474
                                                  --------------
Net increase in net assets from contract
  transactions                                             8,185
                                                  --------------
Total increase in net assets                               8,906

Net assets at beginning of period                              -
                                                  --------------
Net assets at end of period                       $        8,906
                                                  ==============

SEE ACCOMPANYING NOTES.

                     COUNTRY INVESTORS VARIABLE LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation - Division of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies which began to be issued by the Company on January 1, 2004.

At the direction of eligible policy owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

   SUBACCOUNT                                     INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                  American Century Variable Portfolios, Inc.:
   Ultra                                             VP Ultra(R) Fund
   Vista (1)                                         VP Vista(SM) Fund

                                                  COUNTRY Mutual Funds Trust:
   Balanced                                          COUNTRY VP Balanced Fund
   Bond                                              COUNTRY VP Bond Fund
   COUNTRY Growth                                    COUNTRY VP Growth Fund
   Short-Term Bond                                   COUNTRY VP Short-Term Bond Fund

                                                  Dreyfus Variable Investment Fund:
   Appreciation                                      VIF Appreciation Portfolio-Initial Share Class
   Developing Leaders                                VIF Developing Leaders Portfolio-Initial Share Class
   Disciplined Stock                                 VIF Disciplined Stock Portfolio-Initial Share Class
   Dreyfus Growth & Income                           VIF Growth and Income Portfolio-Initial Share Class
   International Equity                              VIF International Equity Portfolio-Initial Share Class

                                                  EquiTrust Variable Insurance Series Fund:
   Blue Chip                                         Blue Chip Portfolio
   High Grade Bond                                   High Grade Bond Portfolio
   Managed                                           Managed Portfolio
   Money Market                                      Money Market Portfolio
   Strategic Yield                                   Strategic Yield Portfolio

   SUBACCOUNT                                     INVESTS EXCLUSIVELY IN SHARES OF
   --------------------------------------------------------------------------------------------------------
                                                  Fidelity Variable Insurance Products Funds:
   Contrafund                                        VIP Contrafund(R) Portfolio-Initial Class
   Growth                                            VIP Growth Portfolio-Initial Class
   Fidelity Growth & Income                          VIP Growth & Income Portfolio-Initial Class
   Index 500                                         VIP Index 500 Portfolio-Initial Class
   Mid-Cap                                           VIP Mid Cap Portfolio-Service Class 2
   Overseas                                          VIP Overseas Portfolio-Initial Class

                                                  Franklin Templeton Variable Insurance Products Trust:
   Franklin Real Estate                                Franklin Real Estate Fund-Class 2
   Franklin Small Cap                                  Franklin Small Cap Fund-Class 2
   Franklin Small Cap Value Securities                 Franklin Small Cap Value Securities Fund-Class 2
   Franklin U.S. Government                            Franklin U.S. Government Fund-Class 2
   Mutual Shares Securities                            Mutual Shares Securities Fund-Class 2
   Templeton Growth Securities                         Templeton Growth Securities Fund-Class 2

                                                  J.P. Morgan Series Trust II:
   Mid-Cap Value                                     J.P. Morgan Mid Cap Value Portfolio
   Small Company                                     J.P. Morgan Small Company Portfolio

                                                  Summit Mutual Funds, Inc. - Pinnacle Series:
   Russell 2000 Small Cap Index                      Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index                              S&P MidCap 400 Index Portfolio

                                                  T. Rowe Price Equity Series, Inc.:
   Equity Income                                     Equity Income Portfolio
   New America Growth                                New America Growth Portfolio
   Personal Strategy Balanced                        Personal Strategy Balanced Portfolio

                                                  T. Rowe Price International Series, Inc.:
   International Stock                               International Stock Portfolio

   (1) Commenced operations on May 1, 2004.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the life insurance policies is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible policy owners may also allocate funds to the Declared Interest Option
(DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each policy year.

INVESTMENTS

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. EXPENSE CHARGES AND RELATED PARTY TRANSACTIONS

PAID TO THE COMPANY

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

MONTHLY DEDUCTIONS: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge of $10 is assessed during the first policy year and $6 each month in each subsequent policy year. The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the Specified Amount and the insured's underwriting class during the first fifteen policy years. The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by rider. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account's prospectus.

OTHER CHARGES: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. Surrender charges are applicable, for the first 10 policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account's prospectus.

PAID TO AFFILIATES

Investment advisory fees are paid indirectly to COUNTRY Trust Bank (the "Advisor"), as affiliate of the Company, which provides investment advisory services for the COUNTRY Mutual Funds Trust. The funds pay the Advisor at the following annual percentage rates of the average daily net assets of each fund:
Balanced Fund-0.75%; Bond Fund-0.75%; Growth Fund-0.75%; and Short-Term Bond Fund-0.50%. These fees are accrued daily and paid to the Advisor monthly.

3. FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2004:

                                                                              PROCEEDS
                                                               COST OF          FROM
SUBACCOUNT                                                    PURCHASES        SALES
----------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
 Ultra                                                       $     14,251   $      5,128
 Vista                                                                 98             32

COUNTRY Mutual Funds Trust:
 Balanced                                                           3,834          1,395
 Bond                                                              26,883         10,855
 COUNTRY Growth                                                    40,234         12,223
 Short-Term Bond                                                   21,092         11,685

Dreyfus Variable Investment Fund:
 Appreciation                                                       9,776          2,619
 Developing Leaders                                                 3,706            691
 Disciplined Stock                                                  3,258            737
 Dreyfus Growth & Income                                            1,780            465
 International Equity                                               5,237            772

EquiTrust Variable Insurance Series Fund:
 Blue Chip                                                         32,845         21,780
 High Grade Bond                                                    5,445            497

                                                                              PROCEEDS
                                                               COST OF          FROM
SUBACCOUNT                                                    PURCHASES        SALES
----------------------------------------------------------------------------------------
EquiTrust Variable Insurance Series Fund (continued):
 Managed                                                     $        805   $        244
 Money Market                                                       1,291            554
 Strategic Yield                                                   24,336         13,756

Fidelity Variable Insurance Products Funds:
 Contrafund                                                        17,855          1,667
 Growth                                                            11,033          4,342
 Fidelity Growth & Income                                           5,760          2,982
 Index 500                                                         48,409         20,079
 Mid-Cap                                                           19,747          4,417
 Overseas                                                           3,135            471

Franklin Templeton Variable Insurance Products Trust:
 Franklin Real Estate                                               4,247          1,644
 Franklin Small Cap                                                 6,441            931
 Franklin Small Cap Value Securities                               14,155          3,965
 Franklin U.S. Government                                           5,077          1,019
 Mutual Shares Securities                                           3,133            890
 Templeton Growth Securities                                        3,836          1,280

J.P. Morgan Series Trust II:
 Mid-Cap Value                                                     10,313          1,317
 Small Company                                                      7,908          2,376

Summit Mutual Funds, Inc.-Pinnacle Series:
 Russell 2000 Small Cap Index                                      28,134         13,280
 S&P MidCap 400 Index                                              38,500         21,512

T. Rowe Price Equity Series, Inc.:
 Equity Income                                                      6,185          1,437
 New America Growth                                                13,846          6,727
 Personal Strategy Balanced                                        13,077          1,423

T. Rowe Price International Series, Inc.:
 International Stock                                               21,244         12,969

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS

Transactions in units of each subaccount were as follows for the period ended December 31, 2004:

                                                                      PERIOD ENDED DECEMBER 31
                                                                                2004
                                                             ------------------------------------------
                                                                                                NET
SUBACCOUNT                                                    PURCHASED       REDEEMED       INCREASE
-------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
 Ultra                                                              1,432            511            921
 Vista                                                                 10              3              7

COUNTRY Mutual Funds Trust:
 Balanced                                                             384            140            244
 Bond                                                               2,694          1,095          1,599
 COUNTRY Growth                                                     4,043          1,255          2,788
 Short-Term Bond                                                    2,102          1,168            934

Dreyfus Variable Investment Fund:
 Appreciation                                                         954            259            695
 Developing Leaders                                                   380             71            309
 Disciplined Stock                                                    330             76            254
 Dreyfus Growth & Income                                              175             46            129
 International Equity                                                 487             73            414

EquiTrust Variable Insurance Series Fund:
 Blue Chip                                                          3,358          2,256          1,102
 High Grade Bond                                                      539             49            490
 Managed                                                               79             24             55
 Money Market                                                         128             55             73
 Strategic Yield                                                    2,407          1,380          1,027

Fidelity Variable Insurance Products Funds:
 Contrafund                                                         1,760            161          1,599
 Growth                                                             1,170            459            711
 Fidelity Growth & Income                                             551            282            269
 Index 500                                                          4,845          2,073          2,772
 Mid-Cap                                                            1,896            430          1,466
 Overseas                                                             317             48            269

                                                                      PERIOD ENDED DECEMBER 31
                                                                                2004
                                                             ------------------------------------------
                                                                                                NET
SUBACCOUNT                                                    PURCHASED       REDEEMED       INCREASE
-------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Real Estate                                                 413            159            254
 Franklin Small Cap                                                   636             93            543
 Franklin Small Cap Value Securities                                1,344            383            961
 Franklin U.S. Government                                             507            102            405
 Mutual Shares Securities                                             298             81            217
 Templeton Growth Securities                                          389            129            260

J.P. Morgan Series Trust II
 Mid-Cap Value                                                        974            125            849
 Small Company                                                        703            204            499

Summit Mutual Funds, Inc.-Pinnacle Series
 Russell 2000 Small Cap Index                                       2,929          1,430          1,499
 S&P MidCap 400 Index                                               3,884          2,243          1,641

T. Rowe Price Equity Series, Inc.
 Equity Income                                                        596            140            456
 New America Growth                                                 1,367            659            708
 Personal Strategy Balanced                                         1,275            139          1,136

T. Rowe Price International Series, Inc.
 International Stock                                                2,179          1,367            812

6. UNIT VALUES

The following summarizes units outstanding, unit values, and net assets at December 31, 2004, and investment income ratios, expense ratios, and total return ratios for the period then ended:

                                                           AS OF DECEMBER 31
                                                ---------------------------------------    INVESTMENT
                                                                 UNIT                        INCOME       EXPENSE       TOTAL
SUBACCOUNT                                         UNITS         VALUE      NET ASSETS      RATIO (1)    RATIO (2)    RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.:
 Ultra:
  2004                                                  921   $     10.67   $     9,827             -%            -%         6.70%
 Vista:
  2004 (4)                                                7         11.40            76             -             -         14.00

COUNTRY Mutual Funds Trust:
 Balanced:
  2004                                                  244         10.39         2,534          2.32             -          3.90
 Bond:
  2004                                                1,599         10.05        16,067          3.74             -          0.50
 COUNTRY Growth:
  2004                                                2,788         10.44        29,120          2.58             -          4.40
 Short-Term Bond:
  2004                                                  934         10.09         9,416          2.62             -          0.90

Dreyfus Variable Investment Fund:
 Appreciation:
  2004                                                  695         10.59         7,356          4.33             -          5.90
 Developing Leaders:
  2004                                                  309         10.36         3,199          0.90             -          3.60
 Disciplined Stock:
  2004                                                  254         10.50         2,662          3.08             -          5.00
 Dreyfus Growth & Income:
  2004                                                  129         10.86         1,397          2.11             -          8.60
 International Equity:
  2004                                                  414         12.02         4,975          9.30             -         20.20

EquiTrust Variable Insurance Series Fund:
 Blue Chip:
  2004                                                1,102         10.37        11,432             -             -          3.70
 High Grade:
  2004                                                  490         10.22         5,005          4.31             -          2.20

                                                           AS OF DECEMBER 31
                                                ---------------------------------------   INVESTMENT
                                                                 UNIT                       INCOME        EXPENSE        TOTAL
SUBACCOUNT                                         UNITS         VALUE      NET ASSETS     RATIO (1)     RATIO (2)    RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
EquiTrust Variable Insurance Series
 Fund (continued):
 Managed:
  2004                                                   55    $    10.72   $       593             -%            -%         7.20%
 Money Market:
  2004                                                   73         10.05   $       737          1.23             -          0.50
 Strategic Yield:
  2004                                                1,027         10.51   $    10,795          5.76             -          5.10

Fidelity Variable Insurance Products Funds:
 Contrafund:
  2004                                                1,599         11.23   $    17,957             -             -         12.30
 Growth:
  2004                                                  711          9.82   $     6,985             -             -         (1.80)
 Fidelity Growth & Income:
  2004                                                  269         10.81   $     2,913             -             -          8.10
 Index 500:
  2004                                                2,772         10.64   $    29,502             -             -          6.40
 Mid-Cap:
  2004                                                1,466         12.06   $    17,674             -             -         20.60
 Overseas:
  2004                                                  269         11.01   $     2,963             -             -         10.10

Franklin Templeton Variable Insurance Products
 Trust:
 Franklin Real Estate:
  2004                                                  254         12.11   $     3,072          0.98             -         21.10
 Franklin Small Cap:
  2004                                                  543         10.96   $     5,954             -             -          9.60
 Franklin Small Cap Value Securities:
  2004                                                  961         11.91   $    11,438          0.10             -         19.10
 Franklin U.S. Government:
  2004                                                  405         10.18   $     4,125          0.92             -          1.80
 Mutual Shares Securities:
  2004                                                  217         11.20   $     2,429             -             -         12.00
 Templeton Growth Securities:
  2004                                                  260         10.98   $     2,848          1.33             -          9.80

                                                           AS OF DECEMBER 31
                                                ---------------------------------------   INVESTMENT
                                                                 UNIT                        INCOME       EXPENSE       TOTAL
SUBACCOUNT                                         UNITS         VALUE      NET ASSETS     RATIO (1)     RATIO (2)    RETURN (3)
---------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II
 Mid-Cap Value:
  2004                                                  849    $    11.52   $     9,782          0.04%            -%        15.20%
 Small Company:
  2004                                                  499         12.46         6,224             -             -         24.60

Summit Mutual Funds, Inc.-Pinnacle Series
 Russell 2000 Small Cap Index:
  2004                                                1,499         10.91        16,347             -             -          9.10
 S&P MidCap 400 Index:
  2004                                                1,641         11.07        18,173             -             -         10.70

T. Rowe Price Equity Series, Inc.
 Equity Income:
  2004                                                  456         11.11         5,063          2.50             -         11.10
 New America Growth:
  2004                                                  708         10.78         7,638          0.13             -          7.80
 Personal Strategy Balanced:
  2004                                                1,136         10.94        12,419          2.73             -          9.40

T. Rowe Price International Series, Inc.
 International Stock:
  2004                                                  812         10.97         8,906          2.24             -          9.70

 (1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 (2) These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded. There are no policy expenses of the separate account which impact unit values.

 (3) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

 (4) Subaccount commenced operations on May 1, 2004.

           Report of Independent Registered Public Accounting Firm

The Board of Directors
COUNTRY Investors Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (the Company) (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2004 and 2003, and the related statutory-basis statements of income, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation - Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for the years then ended, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation - Division of Insurance.

                                                               Ernst & Young LLP

April 1, 2005

                    COUNTRY Investors Life Assurance Company

                        Balance Sheets - Statutory Basis

                                                                             DECEMBER 31
                                                                           2004        2003
                                                                         ---------------------
                                                                            (IN THOUSANDS)
ADMITTED ASSETS
Cash and investments (NOTE 2):
  Bonds                                                                  $ 130,111   $ 113,911
  Short-term investments                                                     3,834      11,502
  Cash and cash equivalents                                                 (1,142)      6,327
  Receivable for security                                                      500           -
                                                                         ---------------------
                                                                           133,303     131,740
Accrued investment income                                                    1,428       1,467
Net deferred tax asset                                                          19           -
Due from affiliates                                                          6,777       3,461
Reinsurance receivable                                                       1,010           -
Separate account assets                                                      3,901           -
                                                                         ---------------------
                                                                         $ 146,438   $ 136,668
                                                                         =====================

LIABILITIES AND CAPITAL AND SURPLUS
Aggregate life reserves                                                  $     810   $       -
General liabilities and accrued expenses:
  Accrued expenses and other liabilities                                     4,621       3,668
  Due to affiliates                                                          3,613       1,261
  Net deferred tax liability                                                     -          52
                                                                         ---------------------
                                                                             9,044       4,981
Separate account liabilities                                                 3,901           -
                                                                         ---------------------
                                                                            12,945       4,981
Commitments and contingencies (NOTES 6, AND 7)

Capital and surplus (NOTE 5):
  Common stock - Par value $75 per share, authorized -
    200,000 shares, issued and outstanding - 40,000 shares
    (owned by COUNTRY Life Insurance Company)                                3,000       3,000
  Additional paid-in surplus                                                27,000      27,000
  Unassigned surplus                                                       103,493     101,687
                                                                         ---------------------
                                                                           133,493     131,687
                                                                         ---------------------
                                                                         $ 146,438   $ 136,668
                                                                         =====================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                     Statements of Income - Statutory Basis

                                                                 YEAR ENDED DECEMBER 31
                                                                   2004           2003
                                                               ---------------------------
                                                                     (IN THOUSANDS)
INCOME
Life insurance and annuity premium and other
  considerations, including commissions on reinsurance ceded   $     21,042   $     84,929
Net investment income (NOTE 2)                                        6,788         72,989
                                                               ---------------------------
Total income                                                         27,830        157,918

BENEFITS PAID OR PROVIDED
Life and annuity claims and benefits                                      -         55,534
Increase (decrease) in policy reserves                                  810     (1,079,318)
                                                               ---------------------------
                                                                        810     (1,023,784)
Cost of serving policyholders, administering insurance
  protection, and obtaining new insurance                            22,787         20,671
Settlement for intercompany reinsurance                                   -      1,121,059
                                                               ---------------------------
Total insurance expenses                                             23,597        117,946
                                                               ---------------------------
Income before income taxes and net realized losses                    4,233         39,972
Income tax expense (benefit) (NOTE 3)                                 1,377         (5,971)
                                                               ---------------------------
Income before net realized losses                                     2,856         45,943
Net realized losses (NOTE 2)                                              -         (5,441)
                                                               ---------------------------
Net income                                                     $      2,856   $     40,502
                                                               ===========================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis

                                                                 YEAR ENDED DECEMBER 31
                                                                   2004           2003
                                                               ---------------------------
                                                                      (IN THOUSANDS)
Capital and surplus at beginning of year                       $    131,687   $     88,484

Net income                                                            2,856         40,502
Change in unrealized gains                                                -          2,340
Increase (decrease) in net deferred income taxes                        159         (7,564)
(Increase) decrease in asset valuation reserve                          (63)         1,550
(Increase) decrease in nonadmitted assets                            (1,146)         6,375
                                                               ---------------------------
Net increase                                                          1,806         43,203
                                                               ---------------------------
Capital and surplus at end of year                             $    133,493   $    131,687
                                                               ===========================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                    Statements of Cash Flow - Statutory Basis

                                                                      YEAR ENDED DECEMBER 31
                                                                      2004              2003
                                                                 --------------------------------
                                                                          (IN THOUSANDS)
OPERATIONS
Premiums and other considerations received                       $        1,741    $       74,375
Net investment income received                                            6,644            83,683
Insurance benefits paid                                                  (3,223)          (56,037)
General insurance expenses paid                                            (220)          (12,102)
Federal income taxes paid                                                     -            (2,890)
                                                                 --------------------------------
Net cash provided by operations                                           4,942            87,029

INVESTMENT ACTIVITIES
Sale, maturity, or repayment of investments                              29,096         1,430,107
Purchase of investments                                                 (45,618)         (363,695)
Net decrease in policy loans                                                  -            10,212
Other, net                                                                 (500)           (2,008)
                                                                 --------------------------------
Net cash provided by (used in) investment activities                    (17,022)        1,074,616

FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contract funds                                  48           (38,233)
Settlement for intercompany reinsurance                                       -        (1,149,552)
Other, net                                                               (3,105)           (3,183)
                                                                 --------------------------------
Net cash used in financing and miscellaneous
  activities                                                             (3,057)       (1,190,968)
                                                                 --------------------------------
Decrease in cash, cash equivalents, and short-term
  investments                                                           (15,137)          (29,323)
Cash, cash equivalents, and short-term investments
  at beginning of year                                                   17,829            47,152
                                                                 --------------------------------
Cash, cash equivalents, and short-term investments
  at end of year                                                 $        2,692    $       17,829
                                                                 ================================

SEE ACCOMPANYING NOTES.

                    COUNTRY Investors Life Assurance Company

                  Notes to Statutory-Basis Financial Statements

                           December 31, 2004 and 2003

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

COUNTRY Investors Life Assurance Company (COUNTRY Investors or the Company) is an Illinois domiciled life/health insurance company that is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).

COUNTRY Investors' primary business is the sale of interest-sensitive life insurance and annuity products through approximately 1,900 agents. Life insurance premiums represent approximately 52% of total premium income, while annuity and supplementary contract premiums make up the remaining 48% of total premium income. Although COUNTRY Investors is licensed in 35 states, approximately 84% of direct premium income is written in Illinois.

Effective July 1, 2003, COUNTRY Investors entered into a coinsurance agreement with COUNTRY Life. As of the effective date, COUNTRY Investors ceded to COUNTRY Life 100% of COUNTRY Investors' policy reserves, policy and contract claim liabilities, due, deferred, and advance premiums, and all other policy and claim related assets and liabilities. Cash and securities of $1,195,545,000 were transferred as part of the net settlement, along with the resulting IMR of approximately $34,136,000. On an ongoing basis, COUNTRY Investors cedes 100% of its net retained business to COUNTRY Life.

Effective January 1, 2004, COUNTRY Investors entered into a modified coinsurance agreement with COUNTRY Life, whereby, subject to certain limitations, COUNTRY Life assumes 100% of COUNTRY Investors variable products. COUNTRY Investors began selling variable products January 1, 2004.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation - Division of Insurance (the Department). Such practices vary from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such investments would be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining investments would be reported at fair value with unrealized holding gains and losses reported in income for those designated as trading and in stockholder's equity for those designated as available-for-sale.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

VALUATION RESERVES

Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the Interest Maintenance Reserve (IMR) in the accompanying balance sheets. Realized gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

The Asset Valuation Reserve (AVR) is determined by an NAIC-prescribed formula and is reported as a liability rather than unassigned surplus. The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

BENEFIT RESERVES

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

UNIVERSAL LIFE AND ANNUITY POLICIES

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represents the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

DEFERRED INCOME TAXES

Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, and EDP equipment and operating software, plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is charged directly to unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, a valuation allowance is established for deferred tax assets not realizable, and the change in net deferred taxes is charged to earnings.

NONADMITTED ASSETS

Certain assets designed as nonadmitted, principally prepaid expenses, certain deferred tax assets, and other assets not specifically identified as an admitted asset within the ACCOUNTING PRACTICES AND PROCEDURES MANUAL are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

STATEMENTS OF CASH FLOW

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS

Investments are stated at values prescribed by the NAIC as follows:

     Bonds not backed by loans are principally stated at amortized cost using the interest method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment.

     Short-term investments are reported at amortized cost and include investments with maturities of one year or less at the date of acquisition.

Realized gains and losses are determined using the specific identification basis.

The Company participates, through a trustee, in a security lending program with major securities brokers. The Company maintains collateral equal to or greater than the fair value of the securities loaned. At December 31, 2004 and 2003, bonds with a fair value of $9,159,000 and $3,071,000, respectively, were loaned under this program. At December 31, 2004 and 2003, the collateral was not recorded by the Company.

INVESTMENT INCOME

Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or discount.

POLICY RESERVES

Annuity and supplementary contract policy reserves are provided for based on the amount of the net premiums received plus accumulated interest. Life policy reserves, principally for interest-sensitive life policies, are based generally on the policyholders' account value.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for the benefit of certain policy and contract holders. It is these policy and contract holders, rather than COUNTRY Investors, who bear the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements.

GUARANTY FUND ASSESSMENTS

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

PREMIUMS

Life insurance premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk are also recognized as revenue when due.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of the Company's financial instruments approximates their fair value except for bonds and investment-type insurance contract liabilities that, principally, have been ceded to COUNTRY Life. The carrying value and the fair value of bonds are disclosed in Note 2.

2. INVESTMENTS

The carrying value and the fair value of investments in bonds are summarized as follows:

                                                                  GROSS          GROSS
                                                  CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                    VALUE          GAINS         LOSSES          VALUE
                                                ---------------------------------------------------------
                                                                     (IN THOUSANDS)
At December 31, 2004:
  U.S. government and agencies                  $     96,463   $      1,474   $        157   $     97,780
  State and political subdivisions                       400              -              -            400
  Foreign governments                                    982              -              -            982
  Corporate securities                                 8,359             20              9          8,370
  Mortgage-backed securities                          23,907             15             26         23,896
                                                ---------------------------------------------------------
                                                $    130,111   $      1,509   $        192   $    131,428
                                                =========================================================

At December 31, 2003:
  U.S. government and agencies                  $    100,463   $      7,062   $        395   $    107,130
  State and political subdivisions                       630              5              -            635
  Foreign governments                                  2,980            153              -          3,133
  Corporate securities                                 8,838            127            216          8,749
  Mortgage-backed securities                           1,000              -            238            762
                                                ---------------------------------------------------------
                                                $    113,911   $      7,347   $        849   $    120,409
                                                =========================================================

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2004, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  CARRYING        FAIR
                                                   VALUE          VALUE
                                                ---------------------------
                                                      (IN THOUSANDS)
Maturity:
  In 2005                                       $      5,012   $      5,156
  In 2006-2009                                        20,242         20,976
  In 2010-2014                                        51,180         51,391
  After 2014                                          29,770         30,009
Mortgage-backed securities                            23,907         23,896
                                                ---------------------------
                                                $    130,111   $    131,428
                                                ===========================

Proceeds from sales or transfers of investments in bonds during 2004 and 2003, were $2,990,000 and $1,186,212,000, respectively. There were no gross gains in 2004 and $53,417,000 in 2003. Gross losses of $396,000 and $12,535,000 were realized on these sales in 2004 and 2003, respectively.

At December 31, 2004 and 2003, investments in bonds with an admitted asset value of $5,610,000 and $6,912,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Net realized capital gains (losses) for the years ended December 31, 2004 and 2003, are summarized as follows:

                                                          2004            2003
                                                      ----------------------------
                                                             (IN THOUSANDS)
Bonds:
  Gross gains                                         $        285    $     54,977
  Gross losses                                                (396)        (15,763)
                                                      ----------------------------
                                                              (111)         39,214
Amounts transferred (to) from IMR                               72         (30,930)
Income tax (expense) benefit                                    39         (13,725)
                                                      ----------------------------
Net realized capital losses                           $          -    $     (5,441)
                                                      ============================

Major categories of net investment income for the years ended December 31, 2004 and 2003, are summarized as follows:

                                                          2004            2003
                                                      ----------------------------
                                                             (IN THOUSANDS)
Bonds                                                 $      7,112    $     67,058
Short-term investments                                         193             570
Policy loans                                                     -             717
Other                                                         (350)             89
Amortization/release of IMR                                    (29)         34,117
                                                      ----------------------------
Total investment income                                      6,926         102,551
Investment expenses                                           (138)        (29,562)
                                                      ----------------------------
Net investment income                                 $      6,788    $     72,989
                                                      ============================

3. FEDERAL INCOME TAXES

COUNTRY Investors files a consolidated federal income tax return with COUNTRY Life. Allocation of the consolidated tax liability to each member of the consolidated group is based upon that company's separate return tax liability as a percentage of the total of the group's separate return tax liability. Intercompany tax balances are settled in the same year the consolidated tax return is filed. The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $1,248,000, $8,424,000, and $1,881,000 from 2004, 2003, and 2002, respectively.

The components of the net deferred tax asset (liability) at December 31, 2004 and 2003, were as follows:

                                                          2004         2003
                                                       -----------------------
                                                            (IN THOUSANDS)
     Gross deferred tax assets                         $      176   $        -
     Gross deferred tax liabilities                           (69)         (52)
     Deferred tax assets nonadmitted                          (88)           -
                                                       -----------------------
     Net admitted deferred tax asset (liability)       $       19   $      (52)
                                                       =======================

Deferred tax assets nonadmitted increased $88,000 in 2004 and decreased $6,423,000 in 2004 and 2003.

The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31, 2004 and 2003, are as follows:

                                                          2004         2003
                                                       -----------------------
                                                            (IN THOUSANDS)
     Change in deferred tax assets                     $     (176)  $    8,330
     Change in deferred tax liabilities                        17           44
                                                       -----------------------
     Net change in deferred taxes                            (159)       8,374
     Less: Unrealized gain                                      -         (810)
                                                       -----------------------
     Net change in deferred taxes                            (159)       7,564
     Current income tax expense (benefit)                   1,377       (5,971)
                                                       -----------------------
     Income tax expense and change in deferred taxes   $    1,218   $    1,593
                                                       =======================

COUNTRY Investor's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense for the following reasons:

                                                          2004         2003
                                                       -----------------------
                                                            (IN THOUSANDS)
     Expected federal income tax expense               $    1,481   $   13,990
     Change in nonadmitted assets                            (353)         (17)
     Change in prior year accrual                              90         (580)
     Amortization/release of IMR                               10      (11,941)
     Other, net                                               (10)         141
                                                       -----------------------
                                                       $    1,218   $    1,593
                                                       =======================

4. RELATED PARTY TRANSACTIONS

The following is a summary of certain of the Company's related parties:

  - The individuals who comprise COUNTRY Investors' Board of Directors also comprise the Board of Directors of the affiliated companies of IAA, the IAHC, COUNTRY Life, CC Services, Inc., COUNTRY Mutual Insurance Company (COUNTRY Mutual), COUNTRY Casualty Insurance Company, COUNTRY Preferred Insurance Company, and COUNTRY Trust Bank.

  - Certain members of COUNTRY Investors' Board of Directors also comprise the Board of Directors of COUNTRY Capital Management Company, the Illinois Agricultural Service Company, and Agrivisor Services, Inc.

  - Certain officers of COUNTRY Mutual comprise the majority of the members of the Boards of Directors of Middlesex Mutual Assurance Company and its wholly owned subsidiary, Midfield Corporation.

  - Certain officers of COUNTRY Mutual comprise a majority of the members of the Boards of Directors of Holyoke Mutual Insurance Company in Salem and its wholly owned subsidiary, Holyoke Square, Inc.

  - Certain officers of COUNTRY Mutual comprise a majority of the members of the Boards of Directors of MSI Preferred Insurance Company, MSI Preferred Services, Inc., Mutual Service Casualty Insurance Company, and Modern Service Insurance Company.

  - Certain officers of COUNTRY Life comprise the majority of the members of the Board of Directors of Mutual Service Life Insurance Company, and COUNTRY Medical Plans, Inc.

Net expenses paid or accrued to affiliated companies totaled $15,784,000 and $16,351,000 in 2004 and 2003, respectively.

The Company is party to a service contract with CC Services, Inc. (CC Services). CC Services provides all management, financial, operational, marketing, and other services required by the Company. The cost of services provided to the Company from CC Services totaled $15,489,000 and $10,591,000 in 2004 and 2003, respectively.

Effective July 1, 2003, under a 100% coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses that are not assumed by nonaffiliated companies to COUNTRY Life. Effective January 1, 2004, under a 100% modified coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses, related to the variable products, to COUNTRY Life. A summary of COUNTRY Investors' activity under these agreements as of and for the years ended December 31, 2004 and 2003, is as follows:

                                                            2004           2003
                                                        ----------------------------
                                                               (IN THOUSANDS)
  Premium income and other considerations               $     88,983    $     37,010
  Benefits for policyholders and beneficiaries               137,656          59,027
  Costs of servicing policyholders, administering
    insurance protection, and obtaining new insurance         18,927          10,594
  Other income                                                  (249)              -
  Policy loans                                                 9,205           9,665
  Other assets                                                    84              26
  Policy reserves                                          1,259,017       1,198,113
  Policy and contract claims                                   1,368             936
  General liabilities and accrued expenses                     3,434           3,988
  Interest maintenance reserve                                     -          34,136
  Other liabilities                                              542               -

5. CAPITAL AND SURPLUS

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, COUNTRY Investors meets the RBC requirements.

The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

6. COMMITMENTS AND CONTINGENCIES

In the normal course of business, COUNTRY Investors is involved in policy and nonpolicy related litigation. In the opinion of COUNTRY Investors' management, based on the advice of counsel, any potential settlements are either adequately provided for in the financial statements or would not have a material adverse impact on the financial statements.

COUNTRY Investors is assessed amounts by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2004 and 2003, COUNTRY Investors accrued $1,523,000 and $1,528,000, respectively, for guaranty fund assessments. Expenses incurred for guaranty fund assessments were credits of $3,000 and $11,000 in 2004 and 2003, respectively.

7. REINSURANCE

In the normal course of business, COUNTRY Investors cedes reinsurance to nonaffiliated insurance companies. No reinsurance is assumed. Reinsurance does not discharge COUNTRY Investors from its primary liability to policyholders and to the extent that a reinsurer would be unable to meet its obligations, COUNTRY Investors would be liable.

A summary of COUNTRY Investor's ceded reinsurance with nonaffiliates as of and for the years ended December 31, 2004 and 2003, is as follows:

                                                            2004          2003
                                                        ---------------------------
                                                               (IN THOUSANDS)
  Premium income and other considerations               $      1,348   $         24
  Benefits for policyholders and beneficiaries                   491            324

  Policy reserves                                              6,702          7,023

APPENDIX A

DEATH BENEFIT OPTIONS

   Appendix A shows examples illustrating the two death benefit options. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the following table.

      OPTION A EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Accumulated Value. Thus, for example, a Policy with an Accumulated Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); an Accumulated Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Accumulated Value. As a result, if the Accumulated Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Accumulated Value. Each additional dollar of Accumulated Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

   Similarly, any time Accumulated Value exceeds $33,333, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Accumulated Value multiplied by the specified amount factor is less than the Specified Amount plus the Accumulated Value, then the death benefit will be the current Specified Amount plus Accumulated Value of the Policy.

   The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be
   1.85. The amount of the death benefit would be the sum of the Accumulated Value plus $50,000 unless the Accumulated Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Accumulated Value would change the death benefit by $1.85 (rather than $2.50).

      OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Accumulated Value, any time the Accumulated Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulated Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and an Accumulated Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); an Accumulated Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); an Accumulated Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

   Similarly, so long as Accumulated Value exceeds $20,000, each dollar taken out of Accumulated Value will reduce the death benefit by $2.50. If, for example, the Accumulated Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Accumulated Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

   The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Accumulated Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Accumulated Value would change the life insurance proceeds by $1.85 (rather than $2.50).


                      ATTAINED AGE    SPECIFIED AMOUNT FACTOR
                    -----------------------------------------
                      40 or younger             2.50
                      41                        2.43
                      42                        2.36
                      43                        2.29
                      44                        2.22
                      45                        2.15
                      46                        2.09
                      47                        2.03
                      48                        1.97
                      49                        1.91
                      50                        1.85
                      51                        1.78
                      52                        1.71
                      53                        1.64
                      54                        1.57
                      55                        1.50
                      56                        1.46
                      57                        1.42
                      58                        1.38
                      59                        1.34
                      60                        1.30
                      61                        1.28
                      62                        1.26
                      63                        1.24
                      64                        1.22
                      65                        1.20
                      66                        1.19
                      67                        1.18
                      68                        1.17
                      69                        1.16
                      70                        1.15
                      71                        1.13
                      72                        1.11
                      73                        1.09
                      74                        1.07
                      75 to 90                  1.05
                      91                        1.04
                      92                        1.03
                      93                        1.02
                      94 to 99                  1.01
                      100                       1.00

APPENDIX B

MAXIMUM SURRENDER CHARGES

   The chart below reflects the maximum surrender charge per $1,000 of Specified Amount for selected issue ages as Policy Years increase.

MALE, NON-TOBACCO

                                                      POLICY YEAR
ISSUE AGE     1        2        3        4        5        6        7        8        9       10       11+
---------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
10         $  3.60  $  3.60  $  3.60  $  3.60  $  3.60  $  2.88  $  2.88  $  2.16  $  1.44  $  0.72  $     0
20            4.09     4.09     4.09     4.09     4.09     3.27     3.27     2.45     1.64     0.82        0
30            6.54     6.54     6.54     6.54     6.54     5.23     5.23     3.92     2.62     1.31        0
40           11.03    11.03    11.03    11.03    11.03     8.82     8.82     6.62     4.41     2.21        0
50           18.39    18.39    18.39    18.39    18.39    14.71    14.71    11.03     7.36     3.68        0
60           29.98    29.98    29.98    29.98    29.98    23.98    23.98    17.99    11.99     6.00        0
70           48.23    48.23    48.23    48.23    48.23    38.58    38.58    28.94    19.29     9.65        0
80           46.05    46.05    46.05    46.05    46.05    36.84    36.84    27.63    18.42     9.21        0

MALE, TOBACCO

                                                      POLICY YEAR
ISSUE AGE     1        2        3        4        5        6        7        8        9       10       11+
---------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
10             N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
20         $  6.01  $  6.01  $  6.01  $  6.01  $  6.01  $  4.81  $  4.81  $  3.61  $  2.40  $  1.20  $     0
30            9.70     9.70     9.70     9.70     9.70     7.76     7.76     5.82     3.88     1.94        0
40           16.75    16.75    16.75    16.75    16.75    13.40    13.40    10.05     6.70     3.35        0
50           28.53    28.53    28.53    28.53    28.53    22.82    22.82    17.12    11.41     5.71        0
60           45.08    45.08    45.08    45.08    45.08    36.06    36.06    27.05    18.03     9.02        0
70           48.78    48.78    48.78    48.78    48.78    39.02    39.02    29.27    19.51     9.76        0
80           48.03    48.03    48.03    48.03    48.03    38.42    38.42    28.82    19.21     9.61        0

FEMALE, NON-TOBACCO

                                                      POLICY YEAR
ISSUE AGE     1        2        3        4        5        6        7        8        9       10       11+
---------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
10         $  2.83  $  2.83  $  2.83  $  2.83  $  2.83  $  2.26  $  2.26  $  1.70  $  1.13  $  0.57  $     0
20            3.23     3.23     3.23     3.23     3.23     2.58     2.58     1.94     1.29     0.65        0
30            5.25     5.25     5.25     5.25     5.25     4.20     4.20     3.15     2.10     1.05        0
40            8.69     8.69     8.69     8.69     8.69     6.95     6.95     5.21     3.48     1.74        0
50           14.26    14.26    14.26    14.26    14.26    11.41    11.41     8.56     5.70     2.85        0
60           23.48    23.48    23.48    23.48    23.48    18.78    18.78    14.09     9.39     4.70        0
70           38.60    38.60    38.60    38.60    38.60    30.88    30.88    23.16    15.44     7.72        0
80           44.75    44.75    44.75    44.75    44.75    35.80    35.80    26.85    17.90     8.95        0

FEMALE, TOBACCO

                                                      POLICY YEAR
ISSUE AGE     1        2        3        4        5        6        7        8        9       10       11+
---------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
10             N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A
20         $  4.68  $  4.68  $  4.68  $  4.68  $  4.68  $  3.74  $  3.74  $  2.81  $  1.87  $  0.94  $     0
30            7.80     7.80     7.80     7.80     7.80     6.24     6.24     4.68     3.12     1.56        0
40           13.20    13.20    13.20    13.20    13.20    10.56    10.56     7.92     5.28     2.64        0
50           21.83    21.83    21.83    21.83    21.83    17.46    17.46    13.10     8.73     4.37        0
60           35.23    35.23    35.23    35.23    35.23    28.18    28.18    21.14    14.09     7.05        0
70           48.59    48.59    48.59    48.59    48.59    38.87    38.87    29.15    19.44     9.72        0
80           45.52    45.52    45.52    45.52    45.52    36.42    36.42    27.31    18.21     9.10        0

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

   a. Certified Resolution of the Board of Directors of the Company establishing the Variable Account.(2)

   b. None.

   c. Form of Distribution Agreement.(3)

   d. (1) Policy Form.(4)
      (2) Disability Waiver of Monthly Deduction Rider.(2)
      (3) Spouse Insurance Rider.(4)
      (4) Children's Insurance Rider.(2)
      (5) Guaranteed Insurance Option Rider.(2)

   e. Policy Application.(4)

   f. (1) Certificate of Incorporation of the Company.(1)
      (2) By-Laws of the Company.(1)

   g. Reinsurance Agreement between COUNTRY Investors Life Assurance Company and EquiTrust Life Insurance Company.(5)


   h. (1) Participation Agreement relating to Equitrust Variable
          Insurance Series Fund.(5)
      (2) Participation Agreement relating to Dreyfus Variable
          Investment Fund.(5)
      (3) Participation Agreement relating to T. Rowe Price Equity
          Series, Inc. Fund and T. Rowe Price International Series, Inc.(5)
      (4) Participation Agreement relating to American Century Funds.(5)
      (5) Participation Agreement relating to Fidelity Variable
          Insurance Products Funds.(5)


      (6) Participation Agreement relating to Franklin Templeton
          Funds.(5)
      (6) (a) Amendment to Participation Agreement (5)


      (7) Participation Agreement relating to JP Morgan Series Trust
          II.(5)
      (8) Participation Agreement relating to Summit Pinnacle Series.(5)
      (9) Participation Agreement relating to COUNTRY Mutual Funds
          Trust.(5)

   i. (1) Variable Products Compliance and Accounting Agreement.(5)
      (2) Administrative Service Agreement.(5)

   j. None.

   k. Opinion and Consent of Paul M. Harmon, Esquire.(5)

   l. None.

   m. None.

   n. (1) Consent of Ernst & Young LLP(5)
      (2) Consent of Sutherland Asbill & Brennan LLP(5)
      (3) Opinion and Consent of R. Dale Hall, FSA, MAAA, Chief Life/Annuity Actuary.(5)

   o. None.


   p. None.

   q. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policy.(4)

----------
(1) Incorporated herein by reference to the Initial Filing to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on April 10, 2003.
(2) Incorporated herein by reference to the Initial Filing of this Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on July 2, 2003.
(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-104424) filed with the Securities and Exchange Commission on September 3, 2003.
(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-106757) filed with the Securities and Exchange Commission on September 29, 2003.

(5)  Filed herein.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
---------------------------     -------------------------------------------------------
James A. Anderson               Director

Darryl R. Brinkmann             Director

Charles M. Cawley               Director

David A. Downs                  Director

Andrew L. Goleman               Director

James R. Holstine               Director

Henry J. Kallal                 Director

Michael J. Kenyon               Director

Richard D. Ochs                 Director

William H. Olthoff              Director

J.C. Pool                       Director

Terry A. Pope                   Director

James D. Schielein              Director

James P. Schillinger            Director

Randal K. Schleich              Director

Paul E. Shuman                  Director

Gerald D. Thompson              Director

Dale W. Wachtel                 Director

Philip T. Nelson                President & Director

Richard Guebert Jr.             Vice President & Director

William J. Hanfland             Vice President--Finance & Treasurer

Paul M. Harmon                  General Counsel & Secretary

John D. Blackburn               Chief Executive Officer

Barbara A. Baurer               Executive Vice President & Chief Operating Officer

David A. Magers                 Senior Vice President & Chief Financial Officer

Deanna L. Frautschi             Senior Vice President--Communications & Human Resources

Doyle J. Williams               Senior Vice President & Chief Marketing Officer

Alan T. Reiss                   Vice President, Service Operations

Kevin A. Marti                  Senior Vice President--Life/Health Operations

Joseph E. Painter               Vice President--Customer Service Operations

Shelly S. Prehoda               Vice President--Information Technology

Paul V. Bishop                  Regional Vice President, Agency, Illinois

Richard J. Beninati             Regional Vice President, Agency, Western

John Jolliff                    Regional Vice President, Central

Stephen Ricklefs                Vice President, Agency, Central

NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
---------------------------     -------------------------------------------------------
Robert W. Rush Jr.              Vice President
Bruce Finks                     Assistant Treasurer
Robert L. Sammer                Assistant Treasurer
Elaine Thacker                  Assistant Secretary
Kathy Smith Whitman             Assistant Secretary
Thomas B. Harris                Assistant Secretary
Christine Martinez              Assistant Secretary
Brian Piercy                    Assistant Secretary
James F. Keist                  Assistant Secretary
Mark W. Barnum                  Assistant Secretary
Peter J. Borowski               Vice President & Corporate Controller
Matthew J. Kopff                Associate Controller
Steve McCoin                    Associate Controller
James Swanson, M.D.             Medical Director
R. Dale Hall                    Chief Actuary, Appointed Actuary & Illustration Actuary

        * The principal business address of all persons listed, unless otherwise indicated, is 1711 G.E. Road, Bloomington, Illinois 61702.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company.

SEE ORGANIZATION CHART ON FOLLOWING PAGE

                    COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                                 OWNERSHIP CHART


  ---------------------------------------
  | * ILLINOIS AGRICULTURAL ASSOCIATION |
  ---------------------------------------              ILLINOIS AGRICULTURAL ASSOCIATION AND AFFILIATED
                      |                                COMPANIES AS OF DECEMBER 31, 2004
                      |
              ---------------------------------------------------------------------------------------------------------------|
              |                             |                               |                                             |  |
  |-----------------------|                 |                 |-------------------------|     |-------------------------| |  |
|-|1. COUNTRY Mutual      |-|               |                 |19. Illinois Agricultural|-----|27. AgriVisor Services,  | |  |
| |   Insurance Company   | |               |                 |    Holding Co.          |  |  |    Inc.                 | |  |
| |-----------------------| |               |                 |-------------------------|  |  |-------------------------| |  |
|                           |               |                                              |                              |  |
| |-----------------------| |               |                 |-------------------------|  |  |-------------------------| |  |
|-|2. COUNTRY Casualty    | |  |------------------------|     |20. COUNTRY Life         |  |  |28. Illinois Agricultural| |  |
| |   Insurance Company   | |--|12. CC Services, Inc.   |-----|    Insurance            |  |--|    Service Company      | |  |
| |-----------------------|    |------------------------|  |  |    Company              |     |-------------------------| |  |
|                                           |              |  |-------------------------|                                 |  |
| |-----------------------|    |------------------------|  |                                  |-------------------------| |  |
|-|3. COUNTRY Preferred   |    |13. Mid-America         |  |  |-------------------------|     |29. IAA Credit Union     |-|  |
| |   Insurance Company   |    |    Services of         |  |  |21. COUNTRY              |     |-------------------------| |  |
| |-----------------------|    |    Oregon, Inc.        |  |  |    Investors Life       |                                 |  |
|                              |------------------------|  |--|    Assurance            |     |-------------------------| |  |
| |-----------------------|                                |  |    Company              |     |30. Illinois Agricultural|-|  |
| |4. Mid-America         |                                |  |-------------------------|     |    Auditing Association | |  |
|-|   Brokerage, Inc.     |                                |                                  |-------------------------| |  |
| |   (Oklahoma)          |                                |  |-------------------------|                                 |  |
| |-----------------------|                                |  |22. COUNTRY Medical      |     |-------------------------| |  |
|                                                          |--|    Plans, Inc.          |     |31. IAA Foundation       |-|  |
| |-----------------------|    |------------------------|  |  |-------------------------|     |-------------------------| |  |
|-|5. Middlesex Mutual    |----|14. Midfield Corporation|  |                                                              |  |
| |   Assurance Company   |  | |------------------------|  |  |-------------------------|     |-------------------------| |  |
| |-----------------------|  |                             |  |23. COUNTRY Capital      |     |32. Agricultural Support | |  |
|                            | |------------------------|  |--|    Management           |     |    Association          |-|  |
| |-----------------------|  |-|15. Alliance Agency, LLC|  |  |    Company              |     |-------------------------|    |
| |6. Holyoke Mutual      |    |------------------------|  |  |-------------------------|                                    |
|-|   Insurance Company   |--|                             |                                                                 |
| |   in Salem            |  |                             |                                                                 |
| |-----------------------|  |                             |                                                                 |
|                            | |------------------------|  |                                                                 |
| |-----------------------|  | |16. Holyoke of Salem    |  |                                                                 |
|-|7. Holyoke Square, Inc.|  |-|    Insurance Agency,   |  |  |-------------------------|                                    |
| |-----------------------|    |    Inc.                |  |  |24. COUNTRY Trust        |                                    |
|                              |------------------------|  |--|    Bank                 |                                    |
| |-----------------------|                                |  |-------------------------|                                    |
|-|8. Modern Service      |    |------------------------|  |                                                                 |
| |   Insurance Company   |  |-|17. **Cornwall &        |  |  |-------------------------|                                    |
| |-----------------------|  | |    Stevens Co. Inc.    |  |  |25. COUNTRY Mutual       |                                    |
|                            | |------------------------|  |  |    Funds Trust          |                                    |
| |-----------------------|  |                             |  |-------------------------|                                    |
| |9. Mutual Service      |  | |------------------------|  |                                                                 |
|-|   Casualty Insurance  |----|18. Total Client Service|  |  |-------------------------|                                    |
| |   Company             |-|  |    Insurance Agency,   |  |  |26. Mutual Service Life  |                                    |
| |-----------------------| |  |    Inc.                |  |--|    Insurance Company    |                                    |
|                           |  |------------------------|     |-------------------------|                                    |
| |-----------------------| |                                                                                                |
|-|10. MSI Preferred      | |                                                                                                |
| |    Insurance Company  |-|                                                                                                |
| |-----------------------| |                                                                                                |
|                           |                                                                                                |
| |-----------------------| |                                                                                                |
| |11. MSI Preferred      | |                                                                                                |
|-|    Services, Inc.     |-|                                                                                                |
  |-----------------------|                                                                                                  |
                                                                                                                             |
                                                                     --------------------------------------------------------|
                                                                     |
                                                   ----------------------------------
                                                   |                                |
                                      |--------------------------|     |--------------------------|
                                      |33. Prairie Farms         |--|  |41. ***                   |--
                                      |    Dairy, Inc.           |  |  |    GROWMARK, Inc.        |  |
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |34. Muller-Pinehurst      |--|  |42. FS Risk Management    |  |
                                      |    Dairy, Inc.           |  |  |    Services, Inc.        |--|
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |35. East Side Jersey      |--|  |43. FS Preferred          |  |
                                      |    Dairy, Inc.           |  |  |    Insurance Company     |--|
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |36. Ice Cream             |--|  |44. MID-CO                |  |
                                      |    Specialties, Inc.     |  |  |    Commodities, Inc.     |--|
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |37. P.F.D. Supply         |--|  |45. FS Financial Services |  |
                                      |    Corporation           |  |  |    Corporation           |--|
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |38. Hawmel, LLC           |--|  |46. Lakeland FS, Inc.     |--|
                                      |--------------------------|  |  |--------------------------|  |
                                                                    |                                |
                                      |--------------------------|  |  |--------------------------|  |
                                      |39. Mo-Kan Express, Inc.  |--|  |47. FS Services Ontario   |  |
                                      |--------------------------|  |  |    Ltd.                  |--|
                                                                    |  |--------------------------|  |
                                      |--------------------------|  |                                |
                                      |40. GMS                   |  |  |--------------------------|  |
                                      |    Transportation Co.    |--|  |48. GROWMARK FS, Inc.     |--|
                                      |--------------------------|     |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |49. Project Explorer      |  |
                                                                       |    Mark II Corporation   |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |50. FS Energy, Inc.       |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |51. GROWAG, Inc.          |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |52. Seedway, Inc.         |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |53. TRI-FS Feeds, Inc     |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |54. Newtech Engineering   |  |
                                                                       |    & Environmental, LLC  |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |55. Allied Seed, LLC      |--|
                                                                       |--------------------------|  |
                                                                                                     |
                                                                       |--------------------------|  |
                                                                       |56. 1105433 Ontario, Inc. |--|
                                                                       |--------------------------|  |
                                                                                    |                |
                                                                                    |                |
                                                                       |--------------------------|  |
                                                                       |57. UPI, Inc.             |--|
                                                                       |--------------------------|


1. Organized in Illinois as a mutual insurance company. Proxy control in Illinois Agricultural Association.

2. Organized in Illinois as a stock insurance company. 99.9% of voting securities owned by COUNTRY Mutual Insurance Company.

3. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

4. Organized in Oklahoma as a business corporation. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

5. Organized in Connecticut as a mutual insurance company. Board and management control by COUNTRY Mutual Insurance Company.

6. Organized in Massachusetts as a mutual insurance company. Board and management control and 75.4% of guaranty capital owned by COUNTRY Mutual Insurance Company.

7. Organized in Massachusetts as a stock business corporation. 100% of voting securities owned by Holyoke Mutual Insurance Company in Salem.

8. Organized in Minnesota as a stock insurance company. 100% of voting securities owned by COUNTRY Mutual Insurance Company.

9. Organized in Minnesota as a mutual insurance company. Board and management control and 100% of guaranty capital owned by COUNTRY Mutual Insurance Company.

10. Organized in Wisconsin as a stock insurance company. 60% of voting securities owned by COUNTRY Mutual Insurance Company and 40% of voting securities owned by Mutual Service Casualty Insurance Company.

11. Organized in Illinois as a business corporation. 60% of voting securities owned by COUNTRY Mutual Insurance Company and 40% of voting securities owned by Mutual Service Casualty Insurance Company.

12. Organized in Illinois as a business corporation. 71.4% of voting securities owned by Illinois Agricultural Association; 17.14% of voting securities owned by COUNTRY Mutual Insurance Company, 11.43% of voting securities owned by COUNTRY Life Insurance Company.

13. Organized in Oregon as a business corporation. 100% of voting securities owned by CC Services, Inc.

14. Organized in Connecticut as a stock business corporation. 100% of voting securities owned by Middlesex Mutual Assurance Company.

15. Organized in Conneticut as a limited liability company. 77.5% of voting securities owned by Middlesex Mutual Assurance Company.

16. Organized in Massachusetts as a stock business company. 100% of voting securities owned by Holyoke Square, Inc.

17. Organized in Tennessee as a business corporation. 100% of voting securities owned by Mutual Service Casualty Insurance Company.

18. Organized in California as a business corporation. 100% of voting securities owned by Mutual Service Casualty Insurance Company.

19. Organized in Illinois as a business corporation. 98.5% of voting securities owned by Illinois Agricultural Association.

20. Organized in Illinois as a stock insurance company. 99.99% of voting securities owned by Illinois Agricultural Holding Co.

21. Organized in Illinois as a stock insurance company. 100% of voting securities owned by COUNTRY Life Insurance Company.

22. Organized in Illinois as a stock insurance company. 75% of voting securities owned by COUNTRY Life Insurance Company and 25% of voting securities owned by COUNTRY Mutual Insurance Company.

23. Organized in Illinois as a business corporation. 100% of voting securities owned by COUNTRY Life Insurance Company.

24. Organized as a Federal thrift. 100% of voting securities owned by COUNTRY Life Insurance Company.

25. Organized in Delaware as a business trust. 61.6% of voting securities (measured by dollar value) owned of record by COUNTRY Trust Bank and 22.05% of voting securities owned of record by COUNTRY Life Insurance Company. Investment advisory agreement with COUNTRY Trust Bank.

26. Organized in Minnesota as a mutual insurance company. Board and management control and 100% of guaranty capital owned by COUNTRY Life Insurance Company.

27. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

28. Organized in Illinois as a business corporation. 100% of voting securities owned by Illinois Agricultural Holding Co.

29. Organized as an Illinois credit union. No corporate control. Board control in Illinois Agricultural Association and certain affiliated companies.

30. Organized in Illinois as an agricultural cooperative. 48.3% of voting securities owned by Illinois Agricultural Association.

31. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association.

32. Organized in Illinois under the General Not For Profit Corporation Act. Membership control in Illinois Agricultural Association.

33. Organized in Illinois as an agricultural cooperative. 39.2% of voting securities owned by Illinois Agricultural Association.

34. Organized in Illinois as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc.

35. Organized in Indiana as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

36. Organized in Missouri as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

37. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

38. Organized in Illinois as a limited liability company. 50% of voting securities owned by Prairie Farms Dairy, Inc. and 50% of voting securities owned by P.F.D. Supply Corporation.

39. Organized in Kansas as a business corporation. 50% of voting securities owned by Prairie Farms Dairy, Inc.

40. Organized in Illinois as a business corporation. 100% of voting securities owned by Prairie Farms Dairy, Inc.

41. Organized in Delaware under the General Corporation Act. 26.3% of voting securities owned by Illinois Agricultural Association.

42. Organized in Delaware under the General Corporation Act. 92.2% of voting securities owned by GROWMARK, Inc.

43 Organized in Vermont as a business corporation. 100% if voting securities owned by FS Risk Management Services, Inc.

44. Organized in Delaware under the General Corporation Act. 57.1% of voting securities owned by GROWMARK, Inc.

45. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

46. Organized in Illinois as an agricultural cooperative. 49% of voting securities owned by FS Financial Services Corporation and GROWMARK, Inc.

47. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc.

48. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

49. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

50. Organized in Iowa under the Business Corporation Act. 43% of voting securities owned by GROWMARK, Inc.

51. Organized in Illinois as a business corporation. 100% of voting securities owned by GROWMARK, Inc.

52. Organized in Delaware under the General Corporation Act. 100% of voting securities owned by GROWMARK, Inc.

53. Organized in Iowa as a business corporation. 100% of voting securities owned by GROWMARK, Inc.

54. Organized in Illinois as a limited liability company. 100% of voting securities owned by GROWMARK, Inc.

55. Organized in Idaho as a limited liability company. 25% of voting securities owned by GROWMARK, Inc.

56. Organized in Ontario under the Business Corporations Act. 100% of voting securities owned by GROWMARK, Inc.

57. Organized in Ontario under the Business Corporations Act. 50% of voting securities owned by 1105433 Ontario, Inc.

* Organized in Illinois as a not-for-profit corporation. No voting securities. No person controls it.

** Cornwall & Stevens Co., Inc. (TN) ultimately controls 100% of the voting securities in 8 subsidiaries.

*** GROWMARK, Inc. owns voting stock in approximately 38 of its Illinois and Iowa member companies.

ITEM 29. INDEMNIFICATION

Each person who is or who shall hereafter become a director, officer or employee of the Company, and his administrators, executors, and heirs shall be indemnified by the Company, to the extent not prohibited by applicable law, against all judgments, decrees, orders and findings rendered or entered against him and all costs and expenses reasonably incurred by or imposed upon him, in connection with or resulting from any action, suit or proceeding, administrative or otherwise or threat thereof, to which he is or may be made a party by reason of his being or having been a director, officer or employee (whether or not he shall be a director, officer or employee at the time) excepting judgments, decrees, orders, findings, costs and expenses incurred or imposed in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding, administrative or otherwise liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director, officer or employee of liability to the company or its stockholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director, officer and employee and his administrators, executors, or heirs may be indemnified by the company against payments made including reasonable costs and expenses provided that such indemnification shall be conditioned upon the prior determination by a resolution of two-thirds (2/3) of those members of the Board of Directors of the Company who are not involved in the action, suit or proceeding that the director, officer or employee has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and provided further that if a majority of the members of the Board of Directors of the company are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. The foregoing rights and indemnification shall not be exclusive of any other rights to which the officers, directors, and employees may be entitled according to law.

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the company against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

(a) COUNTRY Capital Management Company is the registrant's principal underwriter and also serves as the principal underwriter to COUNTRY Investors Variable Annuity Account.

(b) Officers and Managers of COUNTRY Capital Management Company


NAME AND PRINCIPAL BUSINESS
ADDRESS*                        POSITIONS AND OFFICES
---------------------------     ------------------------------------------------------------------------------------
Andrew L. Goleman               Director

James P. Schillinger            Director

Philip T. Nelson                Chairman & Director

Richard Guebert Jr.             Vice President & Director

William J. Hanfland             Vice President--Finance & Treasurer

Paul M. Harmon                  General Counsel & Secretary

John D. Blackburn               Chief Executive Officer

David A. Magers                 Senior Vice President & Chief Financial Officer

Doyle J. Williams               Senior Vice President & Chief Marketing Officer

Deanna L. Frautschi             Senior Vice President--Communications & Human Resources

Thomas B. Harris                Assistant Secretary

John R. Novack                  Assistant Secretary

Virginia M. Smith               Assistant Secretary

Kathy Smith Whitman             Assistant Secretary

Peter J. Borowski               Vice President & Corporate Controller

Steven E. McCoin                Assistant Controller

Albert K. Semmler               Director--Financial Planning & Executive Representative and Chief Compliance Officer


        * The principal business address of all of the persons listed above is 1705 N. Towanda Avenue, Bloomington, Illinois 61702.

(c) Compensation from the Registrant

                                             (3)
(1)                        (2)          COMPENSATION ON
NAME OF             NET UNDERWRITING  EVENTS OCCASIONING       (4)           (5)
PRINCIPAL             DISCOUNTS AND   THE DEDUCTION OF A    BROKERAGE       OTHER
UNDERWRITER            COMMISSIONS    DEFERRED SALES LOAD  COMMISSIONS  COMPENSATION
------------------  ----------------  -------------------  -----------  ------------
COUNTRY Capital
Management Company      $226,907              0                 0             0


ITEM 31. LOCATION OF BOOKS AND RECORDS


All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1711 G.E. Road, 1701 N. Towanda Avenue or 1705 N. Towanda Avenue, Bloomington, Illinois 61702, or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 32. MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Company with certain compliance and accounting functions with respect to the variable annuity contracts and variable universal life insurance policies issued by the Company. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values and preparing trial balances, financial reports and audit schedules. EquiTrust is not an affiliated person of the Company. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 33. FEE REPRESENTATION

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, COUNTRY Investors Variable Life Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Bloomington, State of Illinois, on the 28th day of April, 2005.


                                  COUNTRY INVESTORS LIFE ASSURANCE COMPANY
                                  COUNTRY INVESTORS VARIABLE LIFE ACCOUNT


                                  By:           /s/ PHILIP T. NELSON
                                        ----------------------------------------
                                                  Philip T. Nelson
                                                     PRESIDENT
                                        COUNTRY Investors Life Assurance Company

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


             SIGNATURE                               TITLE                                 DATE
             ---------                               -----                                 ----
       /s/ PHILIP T. NELSON           President and Director [Principal               April 28, 2005
-----------------------------------     Executive Officer]
         Philip T. Nelson

       /s/ DAVID A. MAGERS            Senior Vice President
-----------------------------------     and Chief Financial Officer
         David A. Magers                [Principal Financial Officer]                 April 28, 2005
                                        [Principal Accounting Officer]

                 *
-----------------------------------   Director                                        April 28, 2005
         James A. Anderson

                 *
-----------------------------------   Director                                        April 28, 2005
        Darryl R. Brinkman

                 *
-----------------------------------   Director                                        April 28, 2005
         Charles M. Cawley

                 *
-----------------------------------   Director                                        April 28, 2005
          David A. Downs

                 *
-----------------------------------   Director                                        April 28, 2005
         Andrew L. Goleman

                 *
-----------------------------------   Director                                        April 28, 2005
         James R. Holstine

                 *
-----------------------------------   Director                                        April 28, 2005
          Henry J. Kallal

                 *
-----------------------------------   Director                                        April 28, 2005
         Michael J. Kenyon

             SIGNATURE                               TITLE                                 DATE
             ---------                               -----                                 ----
                 *
-----------------------------------   Director                                        April 28, 2005
          Richard D. Ochs

                 *
-----------------------------------   Director                                        April 28, 2005
        William H. Olthoff

                 *
-----------------------------------   Director                                        April 28, 2005
        James D. Schielein

                 *
-----------------------------------   Director                                        April 28, 2005
       James P. Schillinger

                 *
-----------------------------------   Director                                        April 28, 2005
        Randal K. Schleich

                 *
-----------------------------------   Director                                        April 28, 2005
          Paul E. Shuman

                 *
-----------------------------------   Director                                        April 28, 2005
           Terry A. Pope

                 *
-----------------------------------   Director                                        April 28, 2005
        Gerald D. Thompson

                 *
-----------------------------------   Director                                        April 28, 2005
          Dale W. Wachtel

                 *
-----------------------------------   Director                                        April 28, 2005
             J.C. Pool

                 *
-----------------------------------   Vice President and Director                     April 28, 2005
        Richard Guebert Jr.

*By:      /s/ PAUL M. HARMON
     ------------------------------
            Paul M. Harmon
           ATTORNEY-IN-FACT
     PURSUANT TO POWER OF ATTORNEY